   As filed with the Securities and Exchange Commission on June 28, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933
                                                                [_]

            File No. 333-74835

            Pre-Effective Amendment No.
                                      ---                       [_]

            Post-Effective Amendment No.  3
                                       ---                      [X]

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940
                                                                [_]

            File No. 811-09267

            Amendment No.  5
                           ---                                  [X]

                           Nuveen Money Market Trust
               (Exact Name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

    Gifford R. Zimmerman, Esq.--Vice        With a copy to: Thomas S. Harman,
        President and Secretary             Esq. Morgan, Lewis & Bockius LLP
         333 West Wacker Drive             1800 M Street, N.W. Washington, DC
        Chicago, Illinois 60606                           20036
(Name and Address of Agent for Service)

     Title of Securities Being Registered ... Units of Beneficial Interest

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing      [_] on (date) pursuant to paragraph (a)(1)
    pursuant to paragraph (b)

[_] on (date) pursuant           [_] 75 days after filing pursuant
    to paragraph (b)                 to paragraph (a)(2)

[_] 60 days after filing         [_] on (date) pursuant to paragraph (a)(2) of
    pursuant to paragraph (a)(1)     Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 NUVEEN
                                                                    Investments

Money Market
Fund
        PROSPECTUS  JUNE 28, 2000
For investors seeking income, stability and liquidity in a flexible cash management investment.

           INVEST WELL

    LOOK AHEAD

             LEAVE YOUR MARK(SM)

                             [PHOTO APPEARS HERE]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives and portfolio holdings.

Introduction                                                               1
 ............................................................................
Nuveen Money Market Fund                                                   2
 ............................................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                       4
 ............................................................................

What Securities We Invest In                                               5
 ............................................................................
How We Select Investments                                                  5
 ............................................................................
What the Risks Are and How We Manage Them                                  6
 ............................................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into and out of your account.

What Share Classes We Offer                                                8
 ............................................................................
How to Buy Shares                                                         10
 ............................................................................
Systematic Investing                                                      11
 ............................................................................
Special Services                                                          11
 ............................................................................
How to Sell Shares                                                        12
 ............................................................................

Section 4  General Information

This section summarizes the fund's distribution policies and other general information.

Dividends, Distributions and Taxes                                        15
 ............................................................................
Distribution and Service Plans                                            16
 ............................................................................
Net Asset Value                                                           16
 ............................................................................
Fund Service Providers                                                    17
 ............................................................................

Section 5  Financial Highlights

This section provides the fund's past financial performance since inception.

                                                                          18
 ............................................................................

                                                               June 28, 2000

Section 1  The Fund

                           Nuveen Money Market Fund

-------------------------------------------------------------------------------
Introduction
-------------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether the Nuveen Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.

-------------------------------------------------------------------------------
   NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-------------------------------------------------------------------------------

                                                          Section 1  The Fund  1

Nuveen Money Market Fund

-------------------------------------------------------------------------------
Fund Overview
-------------------------------------------------------------------------------

Investment Objective

The fund's investment objective is to provide as high a level of current income as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in a diversified portfolio of high quality money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market. These instruments may include U.S. dollar denominated instruments of foreign issuers.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates or an issuer's credit quality. The fund's investments in U.S. dollar denominated money market instruments of foreign issuers expose the fund to different risks than those associated with domestic instruments. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not FDIC or government insured, or a bank deposit.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

  . Earn regular income on your cash reserves with check-writing privileges;

  . Maintain stability of principal;

  . Make gradual transfers into stock or bond funds; or

  . Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal.

-------------------------------------------------------------------------------
How the Fund Has Performed
-------------------------------------------------------------------------------

The fund does not have a performance history for a full calendar year.

Based on the seven-day period ended December 31, 1999, the fund's yield was 4.88%. For the fund's current yield, please call Nuveen at (800) 257-8787.

2  Section 1  The Fund

-------------------------------------------------------------------------------
What are the Costs of Investing?
-------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment


Share Class                           A       B       C       R/2/
 ....................................................................
Maximum Sales Charge Imposed
on Purchases                        None     None    None     None
 ....................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends             None     None    None     None
 ....................................................................
Maximum Deferred Sales Charge/3/    None/4/    5%/5/   1%/6/  None
 ....................................................................
Exchange Fees                       None     None    None     None
 ....................................................................

Annual Fund Operating Expenses

Paid From Fund Assets

Share Class                           A       B       C       R/2/
 ....................................................................
Management Fees                      .45%    .45%    .45%      .45%
 ....................................................................
12b-1 Distribution and Service Fees  .25%   1.00%   1.00%     None
 ....................................................................
Other Expenses                      2.99%   2.37%   2.99%     2.07%
 ....................................................................
Total Annual Fund
Operating Expenses--Gross+          3.69%   3.82%   4.44%     2.52%
 ....................................................................

   +   After Expense Reimbursements
   .................................................................

       Expense Reimbursements      (2.79%) (2.17%) (2.79%)   (1.87%)
   .................................................................

       Total Annual Fund
       Operating Expense--Net        .90%   1.65%   1.65%      .65%
   .................................................................

   Net expenses reflect a voluntary expense limitation by the fund's investment adviser, that may be modified or discontinued without notice at the adviser's discretion.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then either redeem or do not redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

                       Redemption                     No Redemption
Share Class     A       B       C       R       A       B       C       R
 .............................................................................
1 Year        $  371  $  771  $  445  $  255  $  371  $  384  $  445   $  255
 .............................................................................
3 Years       $1,129  $1,465  $1,343  $  785  $1,129  $1,166  $1,343   $  785
 .............................................................................
5 Years       $1,906  $2,070  $2,251  $1,340  $1,906  $1,967  $2,251   $1,340
 .............................................................................
10 Years      $3,941  $4,025  $4,566  $2,856  $3,941  $4,025  $4,566   $2,856
 .............................................................................

-------------------------------------------------------------------------------
How the Fund Is Invested (as of 02/29/00)
-------------------------------------------------------------------------------


 Portfolio Statistics
Weighted Average Maturity (Days)                    13
 .........................................................

 Credit Quality/7/

Standard & Poor's           Moody's

SP-1+, SP-1, A-1+, A-1      VMIG-1, MIG-1, P-1      85%
 .........................................................
NR                          NR                      15%
 .........................................................

 Sector Diversification (Top 5)

Basic Materials                                     17%
 .........................................................
Financials                                          16%
 .........................................................
Consumer Staples                                    11%
 .........................................................
Healthcare                                          11%
 .........................................................
Consumer Cyclicals                                  10%
 .........................................................


 The Benefits of Money Market Funds


Money market funds often make sense as part of an overall investment plan. Money market funds offer investors the potential for:

   . Attractive returns compared with other short-term cash management alternatives.

   . Stability of principal from the pursuit of maintaining a constant price per share of $1.00.

   Nuveen Money Market funds offer:

   . Monthly dividends that can be taken in cash or reinvested in additional shares or shares of another Nuveen mutual fund.

   . Convenient exchange privileges that can be used to reduce your average cost of investing in stock or bond funds.


1. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. As a percentage of purchase price or redemption proceeds, whichever is less.

4. Under limited circumstances, Class A shares may bear a 1% contingent deferred sales charge (CDSC). See "What Share Classes We Offer."

5. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

6. Class C shares redeemed within one year of purchase bear a 1% CDSC.

7. Ratings: Using the higher of Standard & Poor's or Moody's rating.



                                                          Section 1  The Fund  3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

-------------------------------------------------------------------------------
Who Manages the Fund
-------------------------------------------------------------------------------


Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the fund did not pay a management fee because Nuveen Advisory waived the fee.

The NIM advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


4  Section 2  How We Manage Your Money

-------------------------------------------------------------------------------
What Securities We Invest In
-------------------------------------------------------------------------------

Money Market Securities


The fund invests in high quality, short-term debt securities, commonly known as money market instruments. These securities generally include U.S. government securities and repurchase agreements collateralized by these securities and government agency securities, bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, and taxable short-term municipal bonds, as well as U.S. dollar denominated money market instruments of foreign issuers and foreign banks.

-------------------------------------------------------------------------------
How We Select Investments
-------------------------------------------------------------------------------

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.


                                          Section 2  How We Manage Your Money  5

An Important Note About Risk

Although each fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee that they will do so.

-------------------------------------------------------------------------------
What the Risks Are and How We Manage Them
-------------------------------------------------------------------------------

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Before investing, you should consider carefully the following risks that you assume when you invest in the fund.


Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

   . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or

   . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

   . unrated instruments that Nuveen Advisory judges to be of comparable quality.


Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to money market instruments with remaining effective maturities of 397 days or less.

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, the fund will not invest more than 25% of its total assets in money market instruments issued or guaranteed by banks unless Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. Excluding banks and U.S. government securities, the fund will not invest more than 25% of its total assets in any one industry. This policy may not be changed without shareholder approval.

6  Section 2  How We Manage Your Money

Because the fund may invest without limit in money market instruments issued or guaranteed by banks (i.e., the banking industry), changes in the banking industry may cause the value of the securities issued or guaranteed by banks to decline.

Foreign investment risk: Because the fund invests in U.S. dollar denominated securities of foreign issuers, the fund is subject to foreign investment risk. Foreign investments pose distinct risks from domestic investments, such as adverse political and legal developments, financial and economic instability, and limited financial information. These investments also may have more limited liquidity and additional settlement risks.


Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities the fund owns. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.


                                          Section 2  How We Manage Your Money  7

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.

-------------------------------------------------------------------------------
What Share Classes We Offer
-------------------------------------------------------------------------------

Class A Shares

You can buy Class A shares at net asset value per share (expected to be $1.00) without an initial sales charge. Class A shares are subject to an annual service fee of .25% of the fund's average daily net assets.

Under limited circumstances, Class A shares may bear a 1% Contingent Deferred Sales Charge (CDSC). You would pay the CDSC only if:

  . you purchased Class A shares of the fund by exchanging Class A shares of another Nuveen mutual fund;

  . you originally purchased $1 million or more of Class A shares of the other
    Nuveen fund without a sales charge; and

  . you sell your Class A shares of this fund within 18 months of when you purchased the Class A shares of the other Nuveen fund.

The CDSC is based on either your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You may purchase Class B shares only if you are exchanging from Class B shares of another Nuveen mutual fund or if you plan to make gradual transfers to Class B shares of a Nuveen stock or bond fund within a two year period. Class B shares are sold at net asset value per share (expected to be $1.00) without an initial sales charge. Class B shares are subject to annual distribution and service fees of 1% of Class B's average daily net assets. These fees reimburse Nuveen for paying your financial advisor a sales commission as well as an on-going service fee. Nuveen pays your financial advisor a 4% sales commission at the time of your purchase, which includes an advance of the first year's service fee.

If you sell your shares within six years of purchase, you will normally have to pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase   0-1     1-2     2-3     3-4     4-5     5-6     Over 6
CDSC                   5%      4%      4%      3%      2%      1%      None
 ................................................................................

8  Section 3  How You Can Buy and Sell Shares

Class B shares automatically convert to Class A shares eight years after you purchase them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You may purchase Class C shares only if you are exchanging from Class C of another Nuveen mutual fund or if you plan to make gradual transfers to Class C shares of a Nuveen stock or bond fund within a two year period. Class C shares are sold at net asset value per share (expected to be $1.00) without an initial sales charge. Class C shares are subject to annual distribution and service fees of 1% of Class C's average daily net assets. These fees reimburse Nuveen for paying your financial advisor a sales commission as well as an on-going service fee. Nuveen pays your financial advisor a 1% sales commission at the time of your purchase, which includes an advance of the first year's distribution and service fees, and an additional 0.75% sales commission per year thereafter.

If you sell your shares within one year of purchase, you will normally have to pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under certain limited circumstances described below and in the Statement of Additional Information. Class R shares are sold at net asset value (expected to be $1.00) without an initial or contingent deferred sales charge. Class R shares also are not subject to distribution or service fees.

You are eligible to purchase Class R shares if you are:

  . exchanging Class R shares of another Nuveen mutual fund

  . a client of certain asset-based fee programs and bank trust departments

  . an employee or director of Nuveen, or an immediate family member

  . an employee of an authorized dealer or

  . a fund officer or trustee

Additional categories of eligible investors for Class R shares are described in the Statement of Additional Information. More information is available from your financial advisor or by calling (800) 257-8787. The fund may modify the eligibility requirements or discontinue eligibility categories at any time.

                                   Section 3  How You Can Buy and Sell Shares  9

-------------------------------------------------------------------------------
How to Buy Shares
-------------------------------------------------------------------------------

Fund shares may be purchased on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the Bank is closed on weekends and national holidays. The fund's net asset value is determined at 4:00 p.m. Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your check (or electronic transfer) before 4:00 p.m. Eastern Time on a business day, you will receive that day's net asset value. You will begin earning dividends on your investment the following calendar day. If the fund receives your check (or electronic transfer) after 4:00 p.m. Eastern Time on a business day, you will receive the next business day's net asset value and will begin earning dividends on your investment the following calendar day.

Through a Financial Advisor

You may purchase shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors also can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an on-going basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums
  Minimum Initial Investments
 .............................................................
    Regular Accounts                                   $3,000
 .............................................................
    Traditional/Roth IRAs                              $1,000
 .............................................................
    Education IRAs                                     $  500
 .............................................................
  Minimum Systematic Investments                       $   50
 .............................................................
  Minimum Subsequent Investments                       $   50
 .............................................................


The investment minimum may be lower through certain fee-based programs. The fund may waive or modify the minimum investment requirements at its discretion.

10  Section 3  How You Can Buy and Sell Shares

-------------------------------------------------------------------------------
Systematic Investing
-------------------------------------------------------------------------------

Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing. To participate in systematic investing, simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

-------------------------------------------------------------------------------
Special Services
-------------------------------------------------------------------------------

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please see the Statement of Additional Information for details.

The fund may change or cancel its exchange policy at any time upon 60 days' notice.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. To do this, you must reinvest in the same share class. If you paid a CDSC when you sold your shares, Nuveen will refund your CDSC and reinstate your holding period for purposes of calculating any CDSC charged should you sell your shares again. You may use this reinstatement privilege only once for any redemption.

Fund Direct(SM)

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by

                                  Section 3  How You Can Buy and Sell Shares  11
telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

-------------------------------------------------------------------------------
How to Sell Shares
-------------------------------------------------------------------------------

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.


Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your advisor may charge you for this service.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Check

You may request that the fund provides you with redemption checks. These checks may be made payable to any person in the amount of $500 or more. Simply fill out the appropriate section of the application form and submit the enclosed signature card. You must have enough shares in your account to cover the amount of each check you write or it will be returned. Writing checks from your fund account does not mean that your account is like a bank checking account. This check redemption privilege may be modified or terminated at any time.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;


12  Section 3  How You Can Buy and Sell Shares

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record); and

 . Any required signature guarantees.

The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request.

CDSCs

While the fund does not charge an administrative fee for processing redemptions, you may be assessed a CDSC. If you own shares subject to a CDSC and shares without a CDSC, the fund will first redeem the shares that are not subject to a CDSC and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains, if any. The holding period for calculating the applicable CDSC is determined on a monthly basis and begins on the first day of the month in which you buy shares. CDSCs are calculated on your purchase price or redemption proceeds, whichever is lower, then deducted from your redemption proceeds and paid to Nuveen. CDSCs may be waived under certain special circumstances, as described in the Statement of Additional Information.

Signature Guarantees

Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

                                  Section 3  How You Can Buy and Sell Shares  13

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum account balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may participate in the fund's systematic withdrawal plan. The plan allows you to make regular withdrawals through automatic deductions from your fund account. The minimum automatic withdrawal is $50 per month. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, or have the monies transferred directly to your bank account (see "Special Services -- Fund Direct" above), paid to a third party or sent payable to you at an address other than the address on the fund's records. To participate in the systematic withdrawal plan, simply complete the appropriate section of the account application or submit an Account Update Form. You should not participate in the systematic withdrawal plan if you intend to make concurrent purchases of Class B or Class C shares, as you may unnecessarily pay a CDSC.

Redemptions In-Kind


The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


14  Section 3  How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund make s distributions to shareholders. We discuss some other fund policies, as well.

-------------------------------------------------------------------------------
Dividends, Distributions and Taxes
-------------------------------------------------------------------------------

The fund pays dividends monthly and any capital gains annually in December. The fund declares dividends on each business day to shareholders of record on that day.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The fund's monthly dividends are taxable as ordinary income. Net short-term gains are taxable as ordinary income.

Early in each year, you will receive a statement detailing the amount and nature of all dividends that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please see the Statement of Additional Information and your tax advisor for more information about taxes.


                                              Section 4  General Information  15

-------------------------------------------------------------------------------
Distribution and Service Plans
-------------------------------------------------------------------------------

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities, and for providing certain services to shareholders. The fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 to reimburse Nuveen for these services. Rule 12b-1 permits a mutual fund to pay distribution fees for the sale and distribution of its shares.

See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.


Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee payable under the plan is .75% of the relevant class' average daily net assets.

Nuveen uses the service fee for Class A, Class B and Class C shares to compensate financial service firms, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining your accounts, answering your inquiries, and providing other personal services to you. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising, sales literature and reports to shareholders that are used in connection with the sale of shares. The maximum service fee payable under the plan is .25% of the relevant class' average daily net assets.


Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.


-------------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------

The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 4:00 p.m. Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that the fund will be able to maintain a constant price per share of $1.00.

16  Section 4  General Information

-------------------------------------------------------------------------------
Fund Service Providers
-------------------------------------------------------------------------------

The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


                                              Section 4  General Information  17

Section 5  Financial Highlights


The financial highlights table is intended to help you understand a fund's past financial performance. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the SAI and annual report, which is available upon request.

-------------------------------------------------------------------------------
Nuveen Money Market Fund
-------------------------------------------------------------------------------

                                                                                                 Ratios/Supplemental Data
                                                                                   ---------------------------------------------
                                                                                                                           Ratio
                                                      Less                                                                of Net
                    Beginning                Distributions      Ending                                Ratio of        Investment
                          Net          Net        from Net         Net                  Ending        Expenses         Income to
Year Ended              Asset   Investment      Investment       Asset      Total   Net Assets      to Average           Average
February 28/29,         Value       Income          Income       Value     Return        (000)  Net Assets (a)    Net Assets (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
    2000 (b)            $1.00         $.03           $(.03)     $ 1.00       3.28%      $4,316             .95%*            4.71%*
Class B (6/99)
    2000 (b)             1.00          .03            (.03)       1.00       2.74          713            1.70*             4.03*
Class C (6/99)
    2000 (b)             1.00          .03            (.03)       1.00       2.74          935            1.70*             4.04*
Class R (6/99)
    2000 (b)             1.00          .03            (.03)       1.00       3.46        2,443             .70*             4.74*
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(a) After expense reimbursement by the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2000 are .90%*, 1.65%*, 1.65%* and .65%* for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2000 are 4.77%*, 4.09%*, 4.10%* and 4.80%* for classes A, B, C and R, respectively.

(b) For the period June 10, 1999 (commencement of operations) through February 29, 2000.


18  Section 5  Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund


Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Call Nuveen at
(800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-09267.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

NUVEEN
   Investments

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   (800) 257-8787
   www.nuveen.com

                                                                  NUVEEN
                                                                     Investments

Municipal
Money Market
Funds

                           PROSPECTUS  JUNE 28, 2000

For investors seeking tax-free income, stability and liquidity in a flexible cash management investment.

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

                             [PHOTO APPEARS HERE]

California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund
Municipal Money Market Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information


Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                  1
-------------------------------------------------------------------------------

Nuveen California Tax-Exempt Money Market Fund                                2
-------------------------------------------------------------------------------

Nuveen New York Tax-Exempt Money Market Fund                                  4
-------------------------------------------------------------------------------

Nuveen Municipal Money Market Fund                                            6
-------------------------------------------------------------------------------

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                         8
-------------------------------------------------------------------------------

What Securities We Invest In                                                  8
-------------------------------------------------------------------------------

How We Select Investments                                                    10
-------------------------------------------------------------------------------

What the Risks Are and How We Manage Them                                    10
-------------------------------------------------------------------------------

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into and out of your account.

How to Buy Shares                                                            12
-------------------------------------------------------------------------------

Systematic Investing                                                         13
-------------------------------------------------------------------------------

Special Services                                                             13
-------------------------------------------------------------------------------

How to Sell Shares                                                           14
-------------------------------------------------------------------------------

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Dividends, Distributions and Taxes                                           16
-------------------------------------------------------------------------------

Service Plan                                                                 17
-------------------------------------------------------------------------------

Net Asset Value                                                              18
-------------------------------------------------------------------------------

Fund Service Providers                                                       18
-------------------------------------------------------------------------------

Section 5  Financial Highlights

This section provides the funds' financial performance for the past five
years.                                                                       19
-------------------------------------------------------------------------------

Appendix  Additional State Information                                       22
-------------------------------------------------------------------------------

                                                              June 28, 2000

Section 1  The Funds

               Nuveen California Tax-Exempt Money Market Fund
               Nuveen New York Tax-Exempt Money Market Fund
               Nuveen Municipal Money Market Fund

--------------------------------------------------------------------------------
Introduction
--------------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.



NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE

                                                         Section 1  The Funds  1

Nuveen California Tax-Exempt
Money Market Fund

-------------------------------------------------------------------------------
Fund Overview
-------------------------------------------------------------------------------

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from both regular federal and California personal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in high quality, California tax-exempt money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates, an issuer's credit quality or California's economy. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not FDIC or government insured, or a bank deposit.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

  . Earn regular income on your cash reserves with check-writing privileges;

  . Maintain stability of principal;

  . Make gradual transfers into stock or bond funds; or

  . Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal.

-------------------------------------------------------------------------------
How the Fund Has Performed
-------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns

                           [BAR CHART APPEARS HERE]

Year    Annual Returns*
----    ---------------
1990         5.39%
1991         4.09%
1992         2.44%
1993         1.96%
1994         2.38%
1995         3.44%
1996         2.99%
1997         3.15%
1998         2.97%
1999         2.64%

*The year-to-date return as of March 31, 2000 was .63%.

During the last ten years ended December 31, 1999, the highest and lowest quarterly returns were 1.36% and .45%, respectively, for the quarters ended June 30, 1990 and March 31, 1993.

                        Average Annual Total Returns for
                       the Periods Ended December 31, 1999
                       -----------------------------------
                           1 Year    5 Year    10 Year
                       -----------------------------------
Nuveen California Tax-
 Exempt Money
 Market Fund                2.64%     3.04%     3.14%
----------------------------------------------------------
Lipper Index/1/             2.52%     3.03%     3.14%

Based on the seven-day period ended December 31, 1999, the fund's yield was 3.58%, and the taxable equivalent yield (using the maximum combined federal and California income tax rate of 45.0%) was 6.51%. For the fund's current yields, please call Nuveen at (800) 257-8787.

2  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Paid Directly From Your Investment
---------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                   None
---------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                        None
---------------------------------------------------
Exchange Fees                                  None
---------------------------------------------------

Annual Fund Operating Expenses/2/
Paid From Fund Assets

Management Fees                                 .40%
----------------------------------------------------
12b-1 Distribution and Service Fees/2/          .25%
----------------------------------------------------
Other Expenses                                  .35%
====================================================
Total Annual Fund Operating Expenses--Gross+   1.00%
----------------------------------------------------


  + After Expense Reimbursements
    Expense Reimbursements                     (.35%)
    Total Annual Fund Operating Expenses--Net   .65%

  The adviser undertook to reimburse expenses through December 31, 1999 in an amount necessary to limit total operating expenses to 55%. The adviser currently is reimbursing expenses at a lower rate, but may modify or discontinue this at any time. Net operating expenses are likely to be higher in the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.


1 Year                                      $   102
---------------------------------------------------
3 Years                                     $   318
---------------------------------------------------
5 Years                                     $   552
---------------------------------------------------
10 Years                                    $ 1,225
---------------------------------------------------


--------------------------------------------------------------------------------
How the Fund Is Invested (as of 02/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics

Weighted Average Maturity (Days)                 32
---------------------------------------------------

Credit Quality/3/

Standard & Poor's       Moody's
SP-1+, SP-1, A-1+, A-1  VMIG-1, MIG-1, P-1       88%
----------------------------------------------------
A-2                     VMIG-2, MIG-2, P-2        2%
----------------------------------------------------
N/R                     NR                       10%
----------------------------------------------------

Sector Diversification (Top 5)

Tax Obligation/General                           18%
----------------------------------------------------
Healthcare                                       14%
----------------------------------------------------
Utilities                                        14%
----------------------------------------------------
Tax Obligation/Limited                           13%
----------------------------------------------------
Housing/Multifamily                              12%


1. Lipper Index returns reflect the performance of funds in the Lipper California Tax-Exempt Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

2. Annual Fund Operating Expenses have been restated to reflect current fees payable under the 12b-1 Plan.

3.  Ratings: Using the higher of Standard & Poor's or Moody's rating.



                                                         Section 1  The Funds  3

Nuveen New York Tax-Exempt Money Market Fund

Fund Overview

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from both regular federal and New York personal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The Fund invests substantially all of its assets in high quality New York tax-exempt money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates, an issuer's credit quality or New York's economy. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not FDIC or government insured, or a bank deposit.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

  .Earn monthly tax-free income on your cash reserves with check-writing privileges;

  .Maintain stability of principal;

  .Make gradual transfers into stock or bond funds; or

  .Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns

                           [BAR CHART APPEARS HERE]

                     Annual Returns*
               1990                   5.19%
               1991                   3.92%
               1992                   2.23%
               1993                   1.62%
               1994                   2.17%
               1995                   3.45%
               1996                   2.92%
               1997                   3.15%
               1998                   2.87%
               1999                   2.68%

* The year-to-date return as of March 31, 2000 was .70%.

During the last ten years ended December 31, 1999, the highest and lowest quarterly returns were 1.30% and .34%, respectively, for the quarters ended June 30, 1990 and March 31, 1993.

                              Average Annual Total Returns for
                             the Periods Ended December 31, 1999
                             -----------------------------------
                             1 Year        5 Year        10 Year
                             -----------------------------------
Nuveen New York
  Tax-Exempt Money
  Market Fund                 2.68%         3.01%          3.02%
----------------------------------------------------------------

Lipper Index/1/               2.62%         2.95%          3.05%

Based on the seven-day period ended December 31, 1999, the fund's yield was 3.95%, and the taxable equivalent yield (using the maximum combined federal and New York income tax rate of 43.5%) was 6.99%. For the fund's current yields, please call Nuveen at (800) 257-8787.


4  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Paid Directly From Your Investment

------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                      None
------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                           None
------------------------------------------------------
Exchange Fees                                     None
------------------------------------------------------

Annual Fund Operating Expenses/2/
Paid From Fund Assets

------------------------------------------------------
Management Fees                                   .40%
------------------------------------------------------
12b-1 Distribution and Service Fees/2/            .25%
------------------------------------------------------
Other Expenses                                    .31%
------------------------------------------------------
Total Annual Fund Operating Expenses--Gross+      .96%
------------------------------------------------------

  + After Expense Reimbursements
    Expense Reimbursements                      (.32%)
    Total Annual Fund Operating Expenses--Net    .64%

The adviser undertook to reimburse expenses through December 31, 1999 in an amount necessary to limit total operating expenses to .55%. The adviser currently is reimbursing expenses at a lower rate, but may modify or discontinue this at any time. Net operating expenses are likely to be higher in the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

-------------------------------------------------------------
1 Year                                                 $   98
-------------------------------------------------------------
3 Years                                                $  306
-------------------------------------------------------------
5 Years                                                $  531
-------------------------------------------------------------
10 Years                                               $1,178
-------------------------------------------------------------


--------------------------------------------------------------------------------
How the Fund Is Invested (as of 02/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics
Weighted Average Maturity (Days)                           29
-------------------------------------------------------------


Credit Quality/3/

Standard & Poor's                 Moody's


SP-1+, SP-1, A-1+, A-1            VMIG-1, MIG-1, P-1      82%
-------------------------------------------------------------
A-2                               VMIG-2, MIG-2, P-2       9%
-------------------------------------------------------------
N/R                               N/R                      9%
-------------------------------------------------------------


Sector Diversification  (Top 5)
-------------------------------------------------------------
Tax Obligation/General                                   30%
-------------------------------------------------------------
Education and Civic Organizations                        17%
-------------------------------------------------------------
Housing/Multifamily                                      15%
-------------------------------------------------------------
Transportation                                            9%
-------------------------------------------------------------
Utilities                                                 9%
-------------------------------------------------------------

1. Lipper Index returns reflect the performance of mutual funds in the Lipper New York Tax-Exempt Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2. Annual Fund Operating Expenses have been restated to reflect current fees payable under the 12b-1 Plan.

3. Ratings: Using the higher of Standard & Poor's or Moody's rating.



                                                         Section 1  The Funds  5

                      Nuveen Municipal Money Market Fund


Fund Overview

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from regular federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in a diversified portfolio of high quality municipal money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates or an issuer's credit quality. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not FDIC or government insured, or a bank deposit.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

 . Earn monthly tax-free income on your cash reserves with check-writing privileges;

 . Maintain stability of principal;

 . Make gradual transfers into stock or bond funds; or

 . Lower the overall risk of your investment portfolio.


You should not invest in this fund if you seek to pursue long-term growth of principal.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five- and ten-year periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns

Annual Returns*
[BAR CHART APPEARS HERE]
1990     5.57%
1991     4.23%
1992     2.55%
1993     1.88%
1994     2.27%
1995     3.32%
1996     2.92%
1997     3.06%
1998     2.96%
1999     2.78%

*The year-to-date return as of March 31, 2000 was .72%.

During the last ten years ended December 31, 1999, the highest and lowest quarterly returns were 1.40% and .44%, respectively, for the quarters ended December 31, 1990 and March 31, 1994.

                          Average Annual Total Returns for
                        the Periods Ended December 31, 1999
                        -----------------------------------
                              1 Year  5 Year  10 Year
                        -----------------------------------
Nuveen Municipal
 Money Market Fund             2.78%   3.01%   3.15%
                        -----------------------------------
Lipper Index/1/                2.81%   3.13%   3.27%

Based on the seven-day period ended December 31, 1999, the fund's yield was 3.94%, and the taxable equivalent yield (using the maximum federal income tax rate of 39.6%) was 6.52%. For the fund's current yields, please call Nuveen at
(800) 257-8787.

6  Section 1  The Funds

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Paid Directly From Your Investment

--------------------------------------------------
Maximum Sales Charge Imposed
 on Purchases                                 None
--------------------------------------------------
Maximum Sales Charge Imposed
 on Reinvested Dividends                      None
--------------------------------------------------
Exchange Fees                                 None
--------------------------------------------------

Annual Fund Operating Expenses/2/
Paid From Fund Assets


--------------------------------------------------
Management Fees                               .50%
--------------------------------------------------
12b-1 Distribution and Service Fees/2/        .20%
--------------------------------------------------
Other Expenses                                .40%
--------------------------------------------------
Total Annual Fund Operating Expenses--Gross+ 1.10%
--------------------------------------------------


  + After Expense Reimbursements
---------------------------------------------------
    Expense Reimbursements                    (.26%)
---------------------------------------------------
    Total Annual Fund Operating Expenses--Net  .84%
---------------------------------------------------

  The adviser undertook to reimburse expenses through December 31, 1999 in an amount necessary to limit total operating expenses to .75%. The adviser currently is reimbursing expenses at a lower rate, but may modify or discontinue this at any time. Net operating expenses are likely to be higher in the current fiscal year.

Example


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

1  Year   $  112
----------------
3  Years  $  350
----------------
5  Years  $  606
----------------
10 Years  $1,340
----------------


--------------------------------------------------------------------------------
How the Fund Is Invested (as of 02/29/00)
--------------------------------------------------------------------------------

Portfolio Statistics
Weighted Average Maturity (Days)        27
------------------------------------------


Credit Quality/3/

Standard & Poor's            Moody's
-----------------------------------------------------
SP-1+, SP-1, A-1+, A-1       VMIG-1, MIG-1, P-1  63%
-----------------------------------------------------
A-2                          VMIG-2, MIG-2, P-2   3%
-----------------------------------------------------
N/R                          N/R                 34%
-----------------------------------------------------

 Sector Diversification (Top 5)

--------------------------------------
Education and Civic Organizations  11%
--------------------------------------
Long-Term Care                     11%
--------------------------------------
Tax Obligation/General             11%
--------------------------------------
Utilities                          11%
--------------------------------------
Capital Goods                      10%
--------------------------------------

1. Lipper Index returns reflect the performance of funds in the Lipper Tax Exempt Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2. Annual Fund Operating Expenses have been restated to reflect current fees payable under the 12b-1 Plan.

3. Ratings: Using the higher of Standard & Poor's or Moody's rating.


                                                         Section 1  The Funds  7

Section 2  How We Manage Your Money


To help you understand how the funds' assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

--------------------------------------------------------------------------------
Who Manages the Funds
--------------------------------------------------------------------------------

Nuveen Advisory Corp. ("Nuveen Advisory"), the funds' investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the securities in each fund's portfolio, managing each fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, each fund paid the following fees, as a percentage of its average net assets, to Nuveen Advisory for its services.

                                                Management Fee
                                                --------------
Nuveen California Tax-Exempt Money Market Fund       .05%
Nuveen New York Tax-Exempt Money Market Fund         .09%
Nuveen Municipal Money Market Fund                   .24%

The NIM advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.


--------------------------------------------------------------------------------
What Securities We Invest In
--------------------------------------------------------------------------------

The funds invest in high quality, short-term tax-exempt debt securities, commonly known as municipal money market securities. Substantially all of the California and New York funds' investments are from issuers within the States of California and New York, respectively. Municipal money market securities pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. New York municipal money market securities pay income that also is exempt from New York state and local personal income taxes. California municipal

8  Section 2  How We Manage Your Money
money market securities pay income that is exempt from California state income tax.

States and local governments, municipalities, agencies and other governmental units issue municipal money market securities to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. These securities also include notes, such as bond anticipation, revenue anticipation, construction loan and bank notes, and commercial paper.

Credit-Enhanced Investments

Some of each fund's investments may be backed by a letter of credit or other type of credit enhancements. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligations to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.

Variable Rate and Floating Rate Demand Notes

We expect variable rate and floating rate securities will constitute a large portion of each fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income a fund earns on these securities generally will fluctuate with changes in short-term interest rates.

When-Issued and Delayed-Delivery Transactions

Each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Temporary Strategies

Each fund on a temporary basis may invest in taxable money market securities. The California and New York funds also may invest in municipal money market securities whose income is not exempt from that state's state and local personal income taxes. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. Each fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing and may not achieve its investment objective.

                                          Section 2  How We Manage Your Money  9

How We Select Investments

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of each fund's investments, and analyze economic, political and demographic trends affecting the municipal money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of each fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

An Important Note About Risk


Although each fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee that they will do so.

What the Risks Are and How We Manage Them

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part of your investment. In pursuing its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. Each fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in each fund.

Credit risk: Each fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

Each fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

     . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or

     . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

     . unrated instruments that Nuveen Advisory judges to be of comparable quality.

Interest rate risk: Because each fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, each fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, each fund limits its investments to

10  Section 2  How We Manage Your Money
money market instruments with remaining effective maturities of 397 days or less.

State specific risk: Because the California and New York funds invest primarily in California and New York municipal money market securities, respectively, each fund bears investment risk from the economical, political or regulatory changes that could adversely affect municipal issuers in that state and therefore the value of the fund's portfolio. See "Appendix--Additional State
Information."

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, each fund will not invest more than 25% of its total assets in any one industry, excluding governmental issuers. Each fund may, however, invest more than 25% of its assets in a broad segment of the tax-exempt market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.

Each fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by these credit enhancements to decline.

Insurance: Each fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities the fund owns. The insurance covers substantially all of a fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of a fund's net assets. Each fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help each fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.


                                         Section 2  How We Manage Your Money  11

Section 3  How You Can Buy and Sell Shares

We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

-------------------------------------------------------------------------------
How to Buy Shares
-------------------------------------------------------------------------------

Fund shares may be purchased on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the bank is closed on weekends and National holidays. Each fund's net asset value is determined at 4:00 p.m. Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If a fund receives your check (or electronic transfer) before 4:00 p.m. Eastern Time on a business day, you will receive that day's net asset value. You will begin earning dividends on your investment the following calendar day. If a fund receives your check (or electronic transfer) after 4:00 p.m. Eastern Time on a business day, you will receive the next business day's net asset value and will begin earning dividends on your investment the following calendar day.

Through a Financial Advisor
You may purchase shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors also can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an on-going basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisors are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail
You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Investment Minimums
The minimum initial investment in each Fund is $3,000 ($50 if you establish a systematic investment plan) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. Each fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.


12  Section 3  How You Can Buy and Sell Shares

-------------------------------------------------------------------------------
Systematic Investing
-------------------------------------------------------------------------------


Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing. To participate in systematic investing, simply complete the appropriate section of the account application form or submit an Account Update Form.

From Your Bank Account

You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

From Your Paycheck

With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

Systematic Exchanging

You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

-------------------------------------------------------------------------------
Special Services
-------------------------------------------------------------------------------

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

Each fund may change or cancel its exchange policy at any time upon 60 days' notice.

Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.


                                  Section 3  How You Can Buy and Sell Shares  13

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

You may sell (redeem) your shares on any business day. You will receive the share price next determined after a fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.

Through Your Financial Advisor

You may sell your shares through your financial advisor who can prepare the necessary documentation. Your advisor may charge you for this service.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

By Check

You may request that the funds provide you with redemption checks. These checks may be made payable to any person in the amount of $500 or more. Simply fill out the appropriate section of the application form and submit the enclosed signature card. You must have enough shares in your account to cover the amount of each check you write or it will be returned. Writing checks from your fund account does not mean that your account is like a bank checking account. This check redemption privilege may be modified or terminated at any time.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record); and

 . Any required signature guarantees (see below).

14  Section 3  How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, each fund may establish minimum account size requirements. Each fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. Each fund presently has set a minimum account balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account.

A fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request.

Signature Guarantees

Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Systemic Withdrawal

If the value of your fund account is at least $10,000, you may participate in the fund's systematic withdrawal plan. The plan allows you to make regular withdrawals through automatic deductions from your fund account. The minimum automatic withdrawal is $50 per month. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, or have the monies transferred directly to your bank account (see "Special Services -- Fund Direct" above), paid to a third party or sent payable to you at an address other than the address on the fund's records. To participate in the systematic withdrawal plan, simply complete the appropriate section of the account application or submit an account update form.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                  Section 3  How You Can Buy and Sell Shares  15

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

The funds pay tax-free dividends monthly. The funds declare dividends on each business day to shareholders of record on that day.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because each fund invests in municipal money market securities, your regular monthly dividends will be exempt from regular federal income tax. A portion of these dividends, however, may be subject to the federal alternative minimum tax. Because the California and New York funds invest substantially all of their assets in California and New York municipal money market securities, respectively, your regular monthly dividends comprised of interest on California and New York State obligations, respectively, will be exempt from California personal income tax and New York State and local personal income taxes, respectively. A portion of the dividends from the Municipal Money Market Fund's investments may be subject to state and local taxes. Although very unlikely, each fund may, from time to time, distribute taxable ordinary income or capital gains.

Early in each year, you will receive a statement detailing the amount and nature of all dividends that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the funds, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits. The State of California does not tax any portion of these benefits.

Please note that if you do not furnish the funds with your correct Social Security number or employer identification number, federal law requires

16  Section 4  General Information
the funds to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like each fund with taxable alternative investments, the tables below present the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.

Taxable Equivalent Yield--California Fund

Combined Federal and           Tax-Exempt Yields
State Tax Rates       2.00%   2.50%   3.00%   3.50%   4.00%
 ...........................................................
   34.5%              3.05%   3.82%   4.58%   5.34%   6.11%
 ...........................................................
   37.5%              3.20%   4.00%   4.80%   5.60%   6.40%
 ...........................................................
   42.0%              3.45%   4.31%   5.17%   6.03%   6.90%
 ...........................................................
   45.0%              3.64%   4.55%   5.45%   6.36%   7.27%
 ...........................................................

Taxable Equivalent Yield--New York Fund

Combined State and              Tax-Exempt Yields
Federal Tax Rates     2.00%   2.50%   3.00%   3.50%   4.00%
 ...........................................................
   33.0%              2.99%   3.73%   4.48%   5.22%   5.97%
 ...........................................................
   35.5%              3.10%   3.88%   4.65%   5.43%   6.20%
 ...........................................................
   40.5%              3.36%   4.20%   5.04%   5.88%   6.72%
 ...........................................................
   43.5%              3.54%   4.42%   5.31%   6.19%   7.08%
 ...........................................................

Taxable Equivalent Yield--Municipal Fund

                               Tax-Exempt Yields
Federal Tax Rates     2.00%   2.50%   3.00%   3.50%   4.00%
 ...........................................................
   28.0%              2.78%   3.47%   4.17%   4.86%   5.56%
 ...........................................................
   31.0%              2.90%   3.62%   4.35%   5.07%   5.80%
 ...........................................................
   36.0%              3.13%   3.91%   4.69%   5.47%   6.25%
 ...........................................................
   39.6%              3.31%   4.14%   4.97%   5.79%   6.62%
 ...........................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

--------------------------------------------------------------------------------
Service Plan
--------------------------------------------------------------------------------

Nuveen serves as the selling agent and distributor of each fund's shares. In this capacity, Nuveen manages the offering of each fund's shares and is responsible for all sales and promotional activities, and for providing certain services to shareholders. Each fund has adopted a service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 to reimburse Nuveen for these services.

Nuveen uses this fee to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services

                                              Section 4  General Information  17
may include establishing and maintaining your account, answering your questions and providing other personal services to you. Because these fees are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of your investment. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to shareholders.

The service fee payable under the plan is .25% of the average daily net assets of serviced accounts for the California Tax-Exempt and New York Tax-Exempt Money Market Funds.

For the Municipal Money Market Fund, service fees under the plan are paid in accordance with the following schedule:

Average Daily Net Assets
of Serviced Accounts                                          Fee
-----------------------------------------------------------------
Less than $2 million                                         .10%
 .................................................................
$2 million to $5 million                                     .15%
 .................................................................
$5 million to $10 million                                    .20%
 .................................................................
$10 million and over                                         .25%
 .................................................................


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

The price you pay and receive for your shares is based on each fund's net asset value per share, which is determined at 4:00 p.m. Eastern Time on each business day. Because each fund seeks to maintain a constant price per share of $1.00, each fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that a fund will be able to maintain a constant price per share of $1.00.

--------------------------------------------------------------------------------
Fund Service Providers
--------------------------------------------------------------------------------

The custodian of each fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to each fund. Each fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

18  Section 4  General Information

Section 5  Financial Highlights

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the funds' financial statements, are included in the SAI and annual report, which is available upon request.

--------------------------------------------------------------------------------
Nuveen California Tax-Exempt Money Market Fund*
--------------------------------------------------------------------------------


                                                                                          Ratios/Supplemental Data
                                                                                 ------------------------------------------
                                                       Less                                                           Ratio
                                              Distributions                                                          of Net
                        Beginning       Net        from Net   Ending               Ending         Ratio of       Investment
                              Net   Invest-         Invest-      Net                  Net         Expenses        Income to
Year Ended                  Asset      ment            ment    Asset    Total      Assets       to Average          Average
February 28/29,             Value    Income          Income    Value   Return       (000)   Net Assets (a)   Net Assets (a)
---------------------------------------------------------------------------------------------------------------------------
2000 (b)                    $1.00     $ .03         $ (.03)   $ 1.00     2.65%   $ 55,514              .58%            2.58%
1999                         1.00       .03           (.03)     1.00     2.81     113,761              .55             2.79
1998                         1.00       .03           (.03)     1.00     3.13      86,916              .55             3.12
1997                         1.00       .03           (.03)     1.00     2.94      95,306              .55             2.93
1996                         1.00       .03           (.03)     1.00     3.32      70,722              .54             3.30
---------------------------------------------------------------------------------------------------------------------------

* Information included prior to the year ended February 29, 2000, reflects the financial highlights of the Service Plan series of the Nuveen California Tax-Free Money Market Fund.

(a) After expense reimbursement from the investment adviser, where applicable.

(b) Information includes the financial highlights of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the financial highlights of the Nuveen California Tax-Exempt Money Market Fund from such date through February 29, 2000.

                                             Section 5  Financial Highlights  19

--------------------------------------------------------------------------------
Nuveen New York Tax-Exempt Money Market Fund*
--------------------------------------------------------------------------------

                                                                                          Ratios/Supplemental Data
                                                                                 ------------------------------------------
                                                       Less                                                           Ratio
                                              Distributions                                                          of Net
                        Beginning       Net        from Net   Ending               Ending         Ratio of       Investment
                              Net   Invest-         Invest-      Net                  Net         Expenses        Income to
Year Ended                  Asset      ment            ment    Asset    Total      Assets       to Average          Average
February 28/29,             Value    Income          Income    Value   Return       (000)   Net Assets (a)   Net Assets (a)
---------------------------------------------------------------------------------------------------------------------------
2000 (b)                    $1.00     $ .03         $ (.03)   $ 1.00     2.73%   $ 31,646              .58%            2.72%
1999                         1.00       .03           (.03)     1.00     2.73      33,107              .55             2.71
1998                         1.00       .03           (.03)     1.00     3.10      28,854              .55             3.09
1997                         1.00       .03           (.03)     1.00     2.90      26,116              .55             2.89
1996                         1.00       .03           (.03)     1.00     3.20      31,631              .55             3.19
---------------------------------------------------------------------------------------------------------------------------

* Information included prior to the year ended February 29, 2000, reflects the financial highlights of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund.

(a) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratio of Expenses to Average Net Assets for 2000 is .57% and the Ratio of Net Investment Income to Average Net Assets for 2000 is 2.72%.

(b) Information includes the financial highlights of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund prior to the close of business on June 25, 1999, and the financial highlights of the Nuveen New York Tax-Exempt Money Market Fund from such date through February 29, 2000.

20   Section 5  Financial Highlights

--------------------------------------------------------------------------------
Nuveen Municipal Money Market Fund
--------------------------------------------------------------------------------


                                                                                          Ratios/Supplemental Data
                                                                                 ------------------------------------------
                                                       Less                                                           Ratio
                                              Distributions                                                          of Net
                        Beginning       Net        from Net   Ending               Ending         Ratio of       Investment
                              Net   Invest-         Invest-      Net                  Net         Expenses        Income to
Year Ended                  Asset      ment            ment    Asset    Total      Assets       to Average          Average
February 28/29,             Value    Income          Income    Value   Return       (000)   Net Assets (a)   Net Assets (a)
---------------------------------------------------------------------------------------------------------------------------
2000                        $1.00     $ .03         $ (.03)   $ 1.00     2.79%   $242,698              .77%            2.79%
1999                         1.00       .03           (.03)     1.00     2.85     252,354              .75             2.84
1998                         1.00       .03           (.03)     1.00     3.02     270,723              .75             3.02
1997                         1.00       .03           (.03)     1.00     2.87     304,087              .75             2.87
1996                         1.00       .03           (.03)     1.00     3.23     339,662              .75             3.22
---------------------------------------------------------------------------------------------------------------------------

(a) After expense reimbursement from the investment adviser, where applicable.


                                           Section 5   Financial Highlights  21

Appendix  Additional State Information



Because the California and New York funds primarily purchase municipal money market securities from a specific state, each fund also bears investment risks from economic, political, or regulatory changes that could adversely affect municipal money market securities issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax advisor about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

These factors, among others, may affect tax-exempt issuers' ability to pay their obligations when due and may adversely impact each fund and its shareholders.

California

During the early 1990's, the State of California experienced significant financial difficulties (economic recession), which led to a reduction in the credit ratings assigned to California's general obligation bonds. However, the State's finances have improved since 1994. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all general obligation bonds issued by California, its public authorities or local governments could be adversely affected.

Tax Treatment.

The California fund's regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on California municipal money market securities or U.S. government securities. You will be subject to California personal income taxes, however, to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange shares of the fund and realize capital gain on the transaction.

The treatment of corporate shareholders of the fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

New York

During the early 1990's, the State of New York experienced significant financial difficulties (economic recession), which led to a reduction in the credit ratings assigned to New York's general obligation bonds. However,

22  Appendix
the State's economy has improved, but continues to lag the nation in several areas, including job growth and unemployment. In addition, many of the State's agencies and local governments have been experiencing, and continue to experience financial difficulties. Should the financial condition of New York deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all general obligation bonds issued by New York, its public authorities or local governments could be adversely affected.

Tax Treatment.

The New York fund's regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on New York municipal money market securities or out of income earned on obligations of U.S. territories and possessions that is exempt from federal taxation. The portion of the New York fund's monthly dividends that is attributable to income earned on other obligations will be subject to the New York State or the New York City personal income taxes. You also will be subject to New York State and New York City personal income taxes to the extent the New York fund distributes any taxable income or realized capital gains, or if you sell or exchange shares of the New York fund and realize a capital gain on the transaction.

The treatment of corporate and unincorporated business shareholders of the New York fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax advisor.

                                                                    Appendix  23

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/2/
Michigan
Missouri
New Jersey
New Mexico
New York/2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Call Nuveen at
(800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The California Tax-Exempt Money Market Fund's and New York Tax-Exempt Money Market Fund's Investment Company file number is 811-09267. The Municipal Money Market Fund's Investment Company file number is 811-03531.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

NUVEEN
  Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                                                  NUVEEN
                                                                     Investments
Institutional
        Tax-Exempt
  Money Market
Fund

                           PROSPECTUS  JUNE 28, 2000

For investors seeking tax-free income, stability and liquidity in a flexible cash management investment.

        INVEST WELL

  LOOK AHEAD

           LEAVE YOUR MARK(SM)

                             [PHOTO APPEARS HERE]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

Table of Contents

Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                             1
 ............................................................................
Nuveen Institutional Tax-Exempt Money Market Fund                        2
 ............................................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                     4
 ............................................................................
What Securities We Invest In                                             5
 ............................................................................
How We Select Investments                                                6
 ............................................................................
What the Risks Are and How We Manage Them                                6
 ............................................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into and out of your account.

How to Buy Shares                                                        8
 ............................................................................
Special Services                                                         8
 ............................................................................
How to Sell Shares                                                       9
 ............................................................................

Section 4  General Information

This section summarizes the fund's distribution policies and other general information.

Dividends, Distributions and Taxes                                      10
 ............................................................................
Net Asset Value                                                         11
 ............................................................................
Fund Service Providers                                                  11
 ............................................................................

Section 5  Financial Highlights

This section provides the fund's financial performance for the past
five years.                                                             12
 ............................................................................

                                                               June 28, 2000

Section 1  The Fund

Nuveen Institutional Tax-Exempt Money Market Fund

-----------------------------------------------------------------------------
Introduction
-----------------------------------------------------------------------------

This prospectus is intended to provide important information to help you evaluate whether the Nuveen Institutional Tax-Exempt Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.

-----------------------------------------------------------------------------
  NOT FDIC OR GOVERNMENT INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-----------------------------------------------------------------------------

                                                          Section 1  The Fund  1

Nuveen Institutional Tax-Exempt
Money Market Fund

--------------------------------------------------------------------------------
Fund Overview
--------------------------------------------------------------------------------

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates or an issuer's credit quality. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not FDIC or government insured, or a bank deposit.

Is This Fund Right for You?

The fund may be appropriate for you if you are an institutional investor and seek to:

 . Invest short-term funds in a tax-exempt investment;

 . Earn monthly tax-free income on your cash reserves with check-writing privileges;

 . Maintain stability of principal; or

 . Make gradual transfers into stock or bond funds.

You should not invest in this fund if you seek to pursue long-term growth of principal.

--------------------------------------------------------------------------------
How the Fund Has Performed
--------------------------------------------------------------------------------

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-, and ten-year periods ended December 31, 1999. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Past performance is not necessarily an indication of future performance.

Total Returns

[BAR CHART APPEARS HERE]

1990    5.87%
1991    4.51%
1992    2.80%
1993    2.07%
1994    2.49%
1995    3.51%
1996    3.17%
1997    3.31%
1998    3.20%
1999    2.95%

*The year-to-date return as of March 31, 2000 was .77%.

During the last ten years ended December 31, 1999, the highest and lowest quarterly returns were 1.48% and .47%, respectively, for the quarters ended December 31, 1990 and March 31, 1994.

                                   Average Annual Total Returns for
                                 the Periods Ended December 31, 1999
                                 ...................................
                                      1 Year   5 Year   10 Year
                                 -----------------------------------
Nuveen Institutional
 Tax-Exempt Money
 Market Fund                           2.95%    3.23%     3.38%
--------------------------------------------------------------------
Lipper Index/1/                        3.02%    3.29%     3.41%

Based on the seven-day period ended December 31, 1999, the fund's yield was 4.19%, and the taxable equivalent yield (using the maximum federal income tax rate of 39.6%) was 6.94%. For the fund's current yields, please call Nuveen at
(800) 257-8787.

2  Section 1  The Fund

--------------------------------------------------------------------------------
What are the Costs of Investing?
--------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses

Paid Directly From Your Investment
 .................................................................
Maximum Sales Charge Imposed
on Purchases                                                 None
 .................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                                      None
 .................................................................
Exchange Fees                                                None
 .................................................................

Annual Fund Operating Expenses

Paid From Fund Assets
 .................................................................
Management Fees                                              .39%
 .................................................................
12b-1 Distribution and Service Fees                          None
 .................................................................
Other Expenses                                               .18%
 .................................................................
Total Annual Fund Operating Expenses--Gross+                 .57%
 .................................................................

      + After Expense Reimbursements
      ........................................................
        Expense Reimbursements                          (.11%)
      ........................................................
        Total Annual Fund Operating Expenses--Net        .46%
      ........................................................

      The adviser undertook to reimburse expenses through December 31, 1999 in an amount necessary to limit total operating expenses to .45%. The adviser currently is reimbursing expenses at a lower rate, but may modify or discontinue this at any time. Net operating expenses are likely to be higher in the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual costs may be higher or lower.

 .................................................................
1 Year                                                      $ 58
 .................................................................
3 Years                                                     $183
 .................................................................
5 Years                                                     $318
 .................................................................
10 Years                                                    $714
 .................................................................

--------------------------------------------------------------------------------
How the Fund Is Invested (as of 02/29/00)
--------------------------------------------------------------------------------

 Portfolio Statistics

Weighted Average Maturity (Days)                              40
 .................................................................

 Credit Quality/2/

Standard & Poor's               Moody's
 .................................................................
SP-1+, SP-1, A-1+, A-1          VMIG-1, MIG-1, P-1            92%
 .................................................................
A-2                             VMIG-2, MIG-2, P-2             5%
 .................................................................
N/R                             NR                             3%
 .................................................................

 Sector Diversification (Top 5)

Healthcare                                                    25%
 .................................................................
Long-Term Care                                                23%
 .................................................................
Tax Obligation/General                                        21%
 .................................................................
Education and Civic Organizations                              8%
 .................................................................
Housing/Multifamily                                            7%
 .................................................................

1. Lipper Index returns reflect the performance of funds in the Lipper Institutional Tax-Exempt Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charge.

2.  Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                                          Section 1  The Fund  3

--------------------------------------------------------------------------------
Section 2  How We Manage Your Money
--------------------------------------------------------------------------------

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Advisory Corp. ("Nuveen Advisory"), the fund's investment adviser, together with its advisory affiliate, Nuveen Institutional Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. Nuveen Advisory is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the fund paid
 .28% of its average net assets to Nuveen Advisory for its services.

The NIM advisers are wholly owned subsidiaries of John Nuveen & Co. Incorporated ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees $71 billion in assets.



4  Section 2  How We Manage Your Money

--------------------------------------------------------------------------------
What Securities We Invest In
--------------------------------------------------------------------------------

Tax-Exempt Money Market Securities

The fund invests in high quality, short-term tax-exempt debt securities, commonly known as municipal money market securities. Municipal money market securities pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

States and local governments, municipalities, agencies and other governmental units issue municipal money market securities to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Tax-exempt instruments also include notes, such as bond anticipation, revenue anticipation, construction loan and bank notes, and commercial paper.

Credit-Enhanced Investments

Some of the fund's investments may be backed by a letter of credit or other type of credit enhancement. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligation to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.

Variable Rate and Floating Rate Demand Notes

We expect variable rate and floating rate securities will comprise a large portion of the fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income earned by the fund on these securities generally will fluctuate with changes in short-term interest rates.

When-Issued and Delayed-Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Temporary Strategies

The fund on a temporary basis may invest in taxable money market securities. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing and may not achieve its investment objective.


                                          Section 2  How We Manage Your Money  5

--------------------------------------------------------------------------------
How We Select Investments
--------------------------------------------------------------------------------

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the municipal money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

An Important Note About Risk

Although the fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee that they will do so.

--------------------------------------------------------------------------------
What the Risks Are and How We Manage Them
--------------------------------------------------------------------------------

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the fund.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

   . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or


   . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

   . unrated instruments that Nuveen Advisory judges to be of comparable quality.


Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to


6  Section 2  How We Manage Your Money
money market instruments with remaining effective maturities of 397 days or less.

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, the fund will not invest more than 25% of its assets in any one industry, excluding governmental issuers. The fund may, however, invest more than 25% of its assets in a broad segment of the tax-exempt market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.


The fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by these credit enhancements to decline.

Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities the fund owns. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

                                          Section 2  How We Manage Your Money  7

Section 3  How You Can Buy and Sell Shares


We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

--------------------------------------------------------------------------------
How to Buy Shares
--------------------------------------------------------------------------------

Fund shares may be purchased at net asset value on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the bank is closed on weekends and national holidays. The fund's net asset value is determined at 12:00 noon Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your order in proper form before 12:00 noon Eastern Time and the fund's custodian receives federal funds from you before 3:00 p.m., Eastern Time, you will receive the dividend declared and net asset value computed on that day. These orders can be placed by calling (800) 858-4084. Otherwise, you will receive the next business day's dividend and net asset value.

By Mail

You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.

Minimum Investments

The minimum initial investment is $25,000. Subsequent investments for your account must be in amounts of $500 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

--------------------------------------------------------------------------------
Special Services
--------------------------------------------------------------------------------

To help make your investing with us easy and efficient, we offer you the following service at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The fund may change or cancel its exchange policy at any time on 60 days' notice.


8  Section 3  How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 60 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum account balance of $5,000.

--------------------------------------------------------------------------------
How to Sell Shares
--------------------------------------------------------------------------------

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. We will normally mail your check the next business day.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record); and

 . Any required signature guarantees (see below).

The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request.

Signature Guarantees

Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.

Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities of other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                   Section 3  How You Can Buy and Sell Shares  9

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

--------------------------------------------------------------------------------

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

The fund pays tax-free dividends monthly. The fund declares dividends on each business day to shareholders of record on that day.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial advisor or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the fund invests in municipal money market securities, your regular monthly dividends will be exempt from regular federal income tax. A portion of these dividends, however, may be subject to state and local taxes or the federal alternative minimum tax. Although very unlikely, the fund may, from time to time, distribute taxable ordinary income or capital gains.

Early in each year, you will receive a statement detailing the amount and nature of all dividends that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the fund may affect the federal taxation of your benefits.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.

Please consult the Statement of Additional Information and your tax advisor for more information about taxes.



10  Section 4  General Information

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the fund's with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.


Taxable Equivalent Yield

                                      Tax-Exempt Yields
Federal Tax Rates       2.00%     2.50%     3.00%     3.50%     4.00%
------------------------------------------------------------------------
28.0%                   2.78%     3.47%     4.17%     4.86%     5.56%
------------------------------------------------------------------------
31.0%                   2.90%     3.62%     4.35%     5.07%     5.80%
------------------------------------------------------------------------
36.0%                   3.13%     3.91%     4.69%     5.47%     6.25%
------------------------------------------------------------------------
39.6%                   3.31%     4.14%     4.97%     5.79%     6.62%
------------------------------------------------------------------------

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax advisor.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 12:00 noon Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that the fund will be able to maintain a constant price per share of $1.00.

--------------------------------------------------------------------------------
Fund Service Providers
--------------------------------------------------------------------------------

The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                              Section 4  General Information  11

Section 5  Financial Highlights

           The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the SAI and annual report, which is available upon request.

-------------------------------------------------------------------------------
Nuveen Institutional Tax-Exempt Money Market Fund*
-------------------------------------------------------------------------------

                                                                                      Ratios/Supplemental Data
                                                                            ---------------------------------------------

                                                                                                                    Ratio
                                                   Less                                                            of Net
                   Beginning              Distributions   Ending                               Ratio of        Investment
                         Net         Net       from Net      Net                Ending         Expenses         Income to
Year Ended             Asset  Investment     Investment    Asset    Total   Net Assets       to Average           Average
February 28/29,        Value      Income         Income    Value   Return        (000)   Net Assets (a)    Net Assets (a)
-------------------------------------------------------------------------------------------------------------------------
2000 (b)              $ 1.00       $ .03        $ (.03)   $ 1.00     2.97%   $ 235,325              .46%            2.95%
1999                    1.00         .03          (.03)     1.00     3.07      345,633              .45             3.06
1998                    1.00         .03          (.03)     1.00     3.27      473,502              .44             3.26
1997                    1.00         .03          (.03)     1.00     3.11      515,403              .44             3.10
1996                    1.00         .03          (.03)     1.00     3.42      610,053              .44             3.43
=========================================================================================================================

* Information included prior to the year ended February 29, 2000, reflects the financial highlights of Nuveen Tax-Exempt Money Market Fund, Inc.

(a) After expense reimbursement from the investment adviser, where applicable.

(b) Information includes the financial highlights of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the financial highlights of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through February 29, 2000.

12  Section 5  Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund
Floating Rate Fund/1/

Tax-Free Income

National Municipal Bond Funds
High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona                    Louisiana                     North Carolina
California/2/              Maryland                      Ohio
Colorado                   Massachusetts/2/              Pennsylvania
Connecticut                Michigan                      Tennessee
Florida                    Missouri                      Virginia
Georgia                    New Jersey                    Wisconsin
Kansas                     New Mexico
Kentucky                   New York/2/

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Call Nuveen at
(800) 257-8787 to request a free copy of the SAI or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-09267.

1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.


NUVEEN
   Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                           [NUVEEN LOGO APPEARS HERE]
Statement of Additional Information

June 28, 2000
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Money Market Fund dated June 28, 2000. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written request to the Fund, c/o John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                        Page
                                                        ----
Investment Policies and Investment Portfolio            S-2
------------------------------------------------------------
Management                                              S-6
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-12
------------------------------------------------------------
Portfolio Transactions                                  S-13
------------------------------------------------------------
Net Asset Value                                         S-13
------------------------------------------------------------
Tax Matters                                             S-15
------------------------------------------------------------
Performance Information                                 S-17
------------------------------------------------------------
Additional Information About Purchases and Sales        S-18
------------------------------------------------------------
Distribution and Service Plan                           S-23
------------------------------------------------------------
Other Information Regarding Fund Shares                 S-24
------------------------------------------------------------

Principal Underwriter      Investment Adviser    Independent Public Accountants
John Nuveen & Co.          Nuveen Advisory       for the Fund
Incorporated               Corp., Subsidiary     Arthur Andersen LLP
                           of John Nuveen &      33 West Monroe Street
Chicago:                   Co. Incorporated      Chicago, Illinois 60603
333 West Wacker Drive      333 West Wacker Drive
Chicago, Illinois 60606    Chicago, Illinois
(312) 917-7700             60606

                           Custodian             Transfer and Dividend
New York:                  The Chase Manhattan   Disbursing Agent
10 East 50th Street        Bank                  Chase Global Funds
New York, New York 10022   4 New York Plaza      Services Company
(212) 207-2000             New York, New York    P.O. Box 5186
                           10004                 New York, New York 10274


The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies

The Fund's investment objective and certain fundamental investment policies are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares:

    (1) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities.

    (2) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (3) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (1) above.

    (4) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

    (6) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs.

    (7) Make loans, other than by entering into repurchase agreements and through the purchase of securities or temporary investments in accordance with its investment objective, policies and limitations.

    (8) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (9) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to the banking industry and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  In addition, the Fund, as a non-fundamental policy, may not invest more than 10% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

For the purpose of applying the limitations set forth in paragraph (1) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information

The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund is an open-end, diversified management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. The Fund is a separate series issuing its own shares and has four classes of shares: Class A, Class B, Class C and Class R. The Trust currently has four series. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.


Portfolio Securities

As described in the Prospectus, the Fund invests primarily in money market instruments issued by banks, corporations and governments.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not legally so obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of the Fund's investment adviser, Nuveen Advisory Corp. ("Nuveen Advisory") present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price,

Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

Asset-Backed Securities--The Fund may purchase notes, bonds and debentures that are backed by assets such as credit card, automobile, corporate loan receivables, consumer loan receivables, retail installment loans, or participations in pools of leases. At the time of purchase, these securities must have 397 days or less remaining until maturity. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes quality of the underlying collateral, the credit strength of the credit enhancements, changes in interest rates, and at times the financial condition of the issuer. Principal payments on these securities may be provided through a third party liquidity support facility.

Credit and Liquidity Supports--These may be employed by issuers or sellers of securities to reduce the credit risk of the security, or to provide a means of funding the payment of principal and/or interest on the security upon maturity or upon the owner's exercise of its right to tender the security. Credit supports include letters of credit, insurance and guarantees provided by domestic or foreign entities. Liquidity supports include puts, demand features, lines of credit and standby bond purchase agreements. Most of these arrangements essentially substitute the credit of the support provider for that of the issuer of (or assets standing behind) the underlying security.

Variable and Floating Rate Instruments--Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to recover the full principal amount thereof upon specified notice.

Defensive Investment Strategies

The Fund may hold up to 100% of its assets in cash as a temporary defensive measure in response to adverse market conditions or to provide liquidity. During these periods, the average maturity of the Fund's investment portfolio may fluctuate.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.


------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, John Nuveen &
                                                            Co. Incorporated, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and John Nuveen
                                                            & Co. Incorporated;
                                                            Director of Nuveen
                                                            Advisory Corp. (since
                                                            1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, John Nuveen &
                                                              Co. Incorporated, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of John
 333 West Wacker Drive          Treasurer                     Nuveen & Co.
 Chicago, IL 60606                                            Incorporated (since
                                                              January 1999), prior
                                                              thereto. Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Vice
                                                              President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated and (since
                                                              May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.,
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp.;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary of The John
                                                     Nuveen Company and (since
                                                     January 1997) Nuveen Asset
                                                     Management Inc.; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp., Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of John Nuveen & Co.
                                                     Incorporated; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management
                                                     Inc.; Chartered Financial
                                                     Analyst.

--------------------------------------------------------------------------------

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 29, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                           Aggregate     Total Compensation From
                                          Compensation   Trust and Fund Complex
      Name of Trustee                   from the Fund(1) paid to the Trustees(2)
      ---------------                   ---------------- -----------------------
      Robert P. Bremner................       $13                $72,000
      Lawrence H. Brown................       $13                $78,750
      Anne E. Impellizzeri.............       $13                $72,000
      Peter R. Sawers..................       $13                $74,500
      William S. Schneider.............       $13                $72,000
      Judith M. Stockdale..............       $13                $72,000

--------

(1) The compensation paid (but not including amounts deferred) to the independent trustees for the fiscal year ended February 29, 2000 for services to the Fund.

(2) Based on the compensation paid (including any amounts deferred) to the independent trustees for the fiscal year ended February 29, 2000 for services to the open-end and closed-end funds advised by NAC.

Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NAC or Nuveen.

The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who as of May 31, 2000, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of the Fund's shares.

                                                                    Percentage
Name of Fund and Class              Name and Address of Owner      of Ownership
----------------------              -------------------------      ------------
Nuveen Money Market Fund Class A    Bill Foster                       37.65%
 Shares ........................... By Bill Foster
                                    426 S Jefferson Ave
                                    Springfield, MO 65806-2316
                                    Painewebber for the Benefit of    14.18
                                    Grace Elizabeth McCowan Foley
                                    2 Lockwood Drive
                                    Old Greenwich, CT 06870-1901
                                    Matthew F. Hanley                 11.08
                                    149 Wheeler Circle Apt. 231
                                    Stoughton, MA 02072-1360
                                    Anthony J. Minichiello             9.58
                                    John A. Minichiello
                                    8 Lenglen Road
                                    Newton, MA 02458
                                    Ramon V. Canent                    6.71
                                    4320 Wornall Rd Ste 55
                                    Kansas City, MO 64111-3210
Nuveen Money Market Fund Class B    Anne W. Ricci                     13.98
 Shares............................ 4504 Tyrone Ave.
                                    Sherman Oaks, CA 91423
                                    First Clearing Corporation        13.68
                                    AC 4388-6151
                                    Jean P. Hudson JTWROS
                                    1605 Cobblestone Parkway
                                    Monroe, NC 28100-5624
                                    Nicholas J. Sfakianos             12.84
                                    Sfakianos Tr
                                    6 Elphin Ct 202
                                    Timonium, MD 21093
                                    Fiserv Securities Inc.            12.33
                                    FAO 25218352
                                    One Commerce Square
                                    2005 Market Street Suite 1200
                                    Philadelphia, PA 19103

                                                                    Percentage
Name of Fund and Class            Name and Address of Owner        of Ownership
----------------------            -------------------------        ------------
                                  Edward D. Jones & CO FAO             6.94%
                                  Milan Purvis & EDJ 748-01732-1-5
                                  P.O. Box 2500
                                  Maryland Heights, MO 63043-8500
                                  Painewebber of the Benefit of        5.19
                                  Marena Migliaccio
                                  723 Moss Farm Rd
                                  Cheshire, CT 06410
Nuveen Money Market Fund Class C  Donaldson Lufkin Jenrette           44.10
 Shares.......................... Securities Corporation Inc.
                                  PO Box 2052
                                  Jersey City, NJ 07303-9998
                                  Painewebber for the Benefit of      27.38
                                  John N. Fellin
                                  464 Hoyt Farm Rd
                                  New Canaan, CT 06840-5050
                                  First Clearing Corporation           8.33
                                  AC 4650-6566
                                  13909 Carrollwood Village Run
                                  Tampa, FL 33624-2431
                                  The John Nuveen Company              5.75
                                  Seed Money
                                  Attn: Darlene Cramer
                                  333 W. Wacker Dr.
                                  Chicago, IL 60606
                                  John A. Depaola                      5.62
                                  Melani Galante
                                  PO Box 9000 PMB 1360
                                  Quartzsite, AZ 85346
Nuveen Money Market Fund Class R  The John Nuveen Company             70.46
 Shares.......................... Seed Money
                                  Attn: Darlene Cramer
                                  333 W. Wacker Dr.
                                  Chicago, IL 60606
                                  Melville R. Millett                  6.34
                                  FBO Melville R. Millett
                                  UA SEP 01 92
                                  21 Poinsettia Dr
                                  Debray, FL 32713
                                  Steven L. Mathison and               5.33
                                  Sue M. Mathison
                                  2135 S. 6th Ct.
                                  West Des Moines, IA 50265-8319

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Who Manages the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay an annual management fee at the rates set forth below, which are based on the Fund's average daily net assets:

Average Daily Net Assets    Management Fee
------------------------------------------
For the first $125 million   .4500 of 1%
For the next $125 million    .4375 of 1%
For the next $250 million    .4250 of 1%
For the next $500 million    .4125 of 1%
For the next $1 billion      .4000 of 1%
For assets over $2 billion   .3750 of 1%

Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any 12b-1 or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .65 of 1% of average daily net assets of any class of shares of the Fund. Nuveen may modify or discontinue these waivers and reimbursements at any time.

For the last fiscal year, the Fund paid net management fees to Nuveen Advisory as follows:

                                       Fee Waivers and Expense
                                         Reimbursements from
    Management Fees Net of Expense         Nuveen Advisory
 Reimbursement Paid to Nuveen Advisory      for The Year
          For The Year Ended                    Ended
 -------------------------------------    ----------------
                2/29/00                        2/29/00
                -------                        -------
                  --                           $73,628

Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchanged-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of money market instruments purchased by the Fund, the amount of instruments which may be purchased in any one issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Fund.

NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Fund's custodian, as of 4:00 p.m. Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the

Fund's shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securities at their amortized cost, as permitted by the Securities and Exchange Commission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be obtained from a pricing agent approved by the Board of Trustees. The Board has selected Nuveen Advisory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will monitor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation between the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal income tax on any portion of its net income currently distributed to shareholders in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) any net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions).

Distributions by the Fund of net interest received from its investments and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute a dividend will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below. Because the Fund's investment income consists primarily of interest, none of its dividends are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund's normal investment activities. In December, the Fund distributes any gains realized over the preceding year. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your shares. Early in each year, you will receive a statement detailing the amount and nature of all capital gains that you were paid during the year.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or less than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State Tax Matters

The discussion of tax treatment is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company and as a qualified investment fund under applicable state law, and that the Fund will distribute all interest and dividends it receives to its shareholders. Investment income received by the Fund on direct U.S. Government obligations may be exempt from tax at the state level, depending on the state, when received by a shareholder as income dividends from the Fund provided certain state specific conditions are satisfied. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield" or "effective yield." These measures of performance are described below.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the Fund's net investment income per share for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by 7 and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the Fund's net investment income per share includes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

The Fund's effective yield is calculated by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return +
1)/365///7/-1. Based on the seven-day period ended February 29, 2000, the yield and effective yield was 4.68% and 4.79%, respectively.

The Fund's yield will fluctuate, and the publication of annualized yield quotations is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types performance figures. Lipper ranks mutual funds by overall performance, investment objectives, and assets and assumes the reinvestment of dividends for the period covered. Donoghue's ranks investment results according to total return (annualized results net of management fees and expenses) and presents one year results as effective annual yields assuming reinvestment of dividends. Any given performance quotation or performance comparison should not be considered as representative of the Fund's performance for any future period.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each share class of the Fund represents an interest in the same portfolio of investments. Each share class is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's share classes.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

The minimum initial investment is $3,000 per share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

Class B Shares automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions are done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions are attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Any conversion of Class B Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any authorized dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers has elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

The categories of eligible investors may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

For more information about the purchase of Class R Shares, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase. Under limited circumstances, Class A Shares may be subject to a 1% CDSC, as described in the Prospectus.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen mutual fund or a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following five special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain Nuveen mutual funds within a specified number of days; 3) in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 4) redemptions made pursuant to the Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; and 5) redemptions of Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940.

Exchange Privileges

You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privileges advised by Nuveen Advisory or Nuveen Institutional Advisory (the "Nuveen Funds"), into an identically registered account, provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Defined Portfolio distributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the Fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone exchange privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

Additional Information

An account will be maintained for each shareholder of record in the fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly statements are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal recordkeeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or destroyed certificate.

Subject to the SEC rules, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Telephone Redemption via Fund DirectSM

To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. Proceeds of share redemptions made by Fund Direct will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

You may make Fund Direct redemption requests by calling Nuveen at (800) 257-8787. If a telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day following the request. For all redemptions, you will typically receive your funds within three business days after your redemption is effected.

How to Change Authorized Redemption Instructions

In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its option, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

Redemption in Kind

The Fund expects to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. In the case of redemption requests in excess of such amounts, the Fund may make payment in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the portfolio of the fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices

The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in money market instruments.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and redemption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares are subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares are subject to an annual service fee. Class R Shares are not subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Fund's Plan is payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees. Nuveen may retain any unused portions of the distribution fee.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan is payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. Nuveen may retain portions of the service fee not paid to Dealers.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

For the fiscal year ended February 29, 2000, 100% of the service fees and distribution fees were paid out as compensation to Authorized Dealers.

                                                           Compensation Paid to
                                                          Authorized Dealers for
                                                            end of Fiscal 2000
                                                          ----------------------
  Nuveen Money Market Fund
    Class A..............................................         $2,959
    Class B..............................................         $2,996
    Class C..............................................         $2,582

Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Board believes that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

No trustee of the Fund and no "interested" person of the Fund has any direct or indirect financial interest in the Plan or any agreement related to the Plan.

OTHER INFORMATION REGARDING FUND SHARES

Shareholders should note that when a fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Funds promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distributing securities. Since the only functions of banks who may be engaged as service organizations is to perform administrative shareholder servicing functions, the fund believes that such laws should not preclude a bank from acting as a service organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated February 1, 1999 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

To help advisors and investors better understand and more efficiently use an investment in the Fund to reach their investment goals, the Fund and its sponsor, Nuveen, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Fund, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund and its sponsor may produce software or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

Statement of Additional Information

June 28, 2000
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen California Tax-Exempt Money Market Fund (the "Fund") dated June 28, 2000. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mail-ing a written request to the Fund, c/o. John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-19
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-23
------------------------------------------------------------
Portfolio Transactions                                  S-24
------------------------------------------------------------
Net Asset Value                                         S-25
------------------------------------------------------------
Tax Matters                                             S-27
------------------------------------------------------------
Performance Information                                 S-31
------------------------------------------------------------
Additional Information About Purchases and Sales        S-35
------------------------------------------------------------
Service Plan                                            S-38
------------------------------------------------------------
Other Information Regarding Fund Shares                 S-39
------------------------------------------------------------
Financial Statements                                    S-40
------------------------------------------------------------

                       Investment Adviser      Independent Public
Principal Underwriter  Nuveen Advisory         Accountants
John Nuveen & Co.      Corp.,                  for the Fund
Incorporated           Subsidiary of John      Arthur Andersen LLP
                       Nuveen &                33 West Monroe Street
Chicago:               Co. Incorporated        Chicago, Illinois
333 West Wacker Drive  333 West Wacker Drive   60603
Chicago, Illinois      Chicago, Illinois
60606                  60606                   Transfer and Dividend
(312) 917-7700                                 Disbursing Agent
                       Custodian               Chase Global Funds
New York:              The Chase Manhattan     Services Company
10 East 50th Street    Bank                    P.O. Box 5186
New York, New York     4 New York Plaza        New York, NY 10274
10022                  New York, New York 10004
(212) 207-2000

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

                  INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies

The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) Invest in securities other than Municipal Obligations and temporary invest-ments, as those terms are defined in the Prospectus, and in standby commitments with respect to Municipal Obligations. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases local income taxes;

(2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of such Fund's assets;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above.

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs.

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of transac-tions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put.

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(13) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations;

For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-govern-mental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including secu-rities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information
The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund (formerly, the Nuveen California Tax-Free Money Market Fund, the Fund's predecessor and a series of the Nuveen California Tax-Free

Fund, Inc.) is an open-end, diversified management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. The Fund is a separate series issuing its own shares. The Trust currently has four series. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effec-tively acted upon unless approved by the holders of a majority of the outstand-ing voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further pro-vides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Fund shares represent an interest in the same portfolio of investments of the Fund. Fund shares have equal rights as to voting, redemption, dividends and liquidation, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other sub-scription rights. The Board of Trustees of the Fund have the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.

Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain securities in which the Fund may invest:

Municipal Obligations.

The Fund invests in debt obligations issued by the State of California, and California cities and local authorities to obtain funds for various public pur-poses, such as airports, highways, housing, hospitals, mass transportation, wa-ter and sewer works, and include industrial development bonds and pollution control bonds. The two principal classifications of these securities (sometimes called Municipal Obligations) are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues. Other notes, include construction loan notes issued to provide construc-tion financing for specific projects and bank notes issued by local governmen-tal bodies and agencies to commercial banks as evidence of borrowings.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies which are known as "tax-exempt commercial paper" or "municipal commercial paper." Payment of principal and interest on issues or municipal commercial paper may be made from various sources, to the extent the funds are available therefrom. There is a limited secondary market for issues of municipal commercial paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent permitted under its investment policies and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

The yields on Municipal Obligations are dependent on a variety of factors, in-cluding the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

California Municipal Obligations are issued by the State of California and cit-ies and local authorities in the State of California, and bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and Cali-fornia income taxes, although such interest may be subject to the Federal al-ternative minimum tax. The Fund will invest primarily in California Municipal Obligations that are issued by the State of California and cities and local au-thorities in the State of California, except that the Fund may invest not more than 10% of its net assets in Municipal Obligations issued by United States possessions or territories, which also bear interest that is exempt from regu-lar federal as well as California personal income taxes.

The Fund may not invest more than 10% of its net assets in California Municipal Obligations issued within certain U.S. possessions or territories.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development Bonds (IDBs) and Pollution Control Bonds (PCBs) are is-sued by or on behalf of public authorities to finance various privately-rated facilities. Typically these bonds are included within the term Municipal Obli-gation if the interest paid thereon is exempt from federal income tax.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Variable and Floating Rate Instruments-certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate on specified interest rate indices. Typically such instruments carry demand features permit-ting the Money Market Fund to redeem at par upon specified notice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option com-bination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Ex-change Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to re-deem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. The Adviser will mon-itor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an issuer of a demand instrument, in-cluding those supported by bank letters of credit or guarantees, to pay princi-pal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed 397 days, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar weighted average fund maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be un-conditional and unqualified. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be val-ued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for fund securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The maturity of a Municipal Obli-gation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund's rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

When-Issued or Delayed-Delivery Securities

The Fund may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date (when-issued transactions normally settle within 15-45 days). On such transac-tions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in deter-mining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net as-set value; accordingly, any fluctuations in the value of the Municipal Obliga-tion sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will also maintain designated readily marketable assets at least equal in value to com-mitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commit-ments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquir-ing the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Fund com-monly engages in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to California Securities
Except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its assets in California Municipal Obligations. The Fund is therefore susceptible to political, economic or regulatory factors af-fecting issuers of California Municipal Obligations.

These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. No independent verification has been made of the accu-racy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

During the early 1990's, California experienced significant financial difficul-ties, which reduced its credit standing, but the State's finances have improved considerably since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other con-tractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of Cali-fornia deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely af-fected.

Economic Overview

Total personal income in the State increased by 6.5% during 1999 to an esti-mated $969 billion, which accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

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Unemployment has declined dramatically from its 10% recession peak and through the first quarter of this year, the State's 4.7% unemployment rate is at a 30-year low. Economic indicators show a steady and strong recovery underway in California since the start of 1994, particularly in export-related industries, services, electronics, entertainment and tourism. The recovery in export-re-lated industries has been dampened somewhat by the economic crisis in Asia, but has been offset by gains in the construction and service sectors.

California's vital high-tech sector, including computer programming and Internet-related industries remained stable during 1999. The majority of the nation's supercomputing and Internet research/development continues to occur in California's Silicon Valley. According to one report, California start-up com-panies receive approximately 40% of all U.S. venture capital, which is the largest infusion of capital within any state in the nation. Furthermore, an-other recent study revealed that over a three year period beginning in 1997, State residents received approximately $68 billion of gains on the exercise of employee stock options from initial public offerings (IPO) alone. Consequently, the recent success of the technology sector within the US stock market, has also been a major stimulus in the recent resurgence of the California economy in recent years.

Constitutional Limitations on Taxes, Other Charges and Appropriations Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of Cali-fornia local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This sys-tem has resulted in widely varying amounts of tax on similarly situated proper-ties. Several lawsuits have been filed challenging the acquisition-based as-sessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad va-lorem property taxes above the 1% limit; it also requires voters of any govern-mental unit to give two-thirds approval to levy any "special tax." Court deci-sions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

Limitation on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific

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purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

Article XIIID contains several new provisions making it generally more diffi-cult for local agencies to levy and maintain "assessments" for municipal serv-ices and programs. Article XIIID also contains several new provisions affect-ing "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to require-ments prohibiting, among other things, fees and charges which generate reve-nues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property relat-ed" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limita-tions on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, re-duce or prohibit the future imposition or increase of any local tax, assess-ment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be de-termined by the courts with respect to a number of matters, and it is not pos-sible at this time to predict with certainty the outcome of such determina-tions. Proposition 218 is generally viewed as restricting the fiscal flexibil-ity of local governments, and for this reason, some ratings of California cit-ies and counties have been, and others may be, reduced.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Con-stitution, enacted by the voters in 1979 and significantly amended by Proposi-tions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regu-latory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond pro-ceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters,

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(2) appropriations arising from certain emergencies declared by the Governor,
(3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and
(5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local govern-ments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State lim-it. State appropriations were $4.0 billion under the limit for fiscal year 1997-98.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal chal-lenges, it is not currently possible to determine fully the impact of these Ar-ticles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obliga-tions. Future initiatives or legislative changes in laws or the California Con-stitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obliga-tion bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 30, 1999, the State had outstanding approximately $16 billion of long-term general obli-gation bonds and $6.1 billion of lease-purchase debt supported by the State General Fund. The State also had about $10.8 billion of authorized and unissued general obligation bonds.

Recent Financial Results

The principal sources of General Fund revenues in 1997-98 were the California personal income tax (53% of total revenues), the sales and use tax (33%) and bank and corporation taxes (9%). The State maintains a Special Fund for Eco-nomic Uncertainties (the "SFEU"), derived from General Fund revenues, as a re-serve to meet cash needs of the General Fund, but which is required to be re-plenished as soon as sufficient revenues are available. According to the Gover-nor's May Budget Revision, California's robust economy is projected to propel the State's General Fund balance to $3.1 billion by the end of fiscal year 2000-2001, $1.8 billion of which will be allocated to the SFEU.

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General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Prop-osition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

Since the start of the 1990-91 fiscal year, the State has faced adverse eco-nomic, fiscal, and budget conditions. The economic recession seriously af-fected State tax revenues. It also caused increased expenditures for health and welfare programs. Since the start of the 1990-91 fiscal year, the State has faced adverse economic, fiscal and budget conditions. The economic reces-sion seriously affected State tax revenues. It also caused increased expendi-tures for health and welfare programs. As a result of the strengthening State economy, General Fund revenue growth is now outpacing the costs associated with many of the larger programs supported by the General Fund. However, the State will face additional challenges in coming years by the expected need to substantially increase capital and operating funds for State infrastructure needs, as well as corrections resulting from a "Three Strikes" law enacted in 1994.

Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbal-ance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak as of June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legisla-ture and Governor eventually agreed on a number of different steps to produce Budget Acts in the Years 1991-92 to 1995-96 (although not all of these actions were taken in each year):

 . significant cuts in health and welfare program expenditures;

 . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on lo-cal governments;

 . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

 . reduction in growth of support for higher education programs, coupled with increases in student fees;

 . revenue increases (particularly in the 1992-92 Fiscal Year budget), most of which were for a short duration;

 . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

 . various one-time adjustment and accounting changes.

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Despite these budget actions, the effects of the recession led to large unan-
ticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year. Therefore, a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final re-tirement of the deficit into 1995-96.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94, 1994-95, and 1995-96 which have reduced the accumulated budget deficit to about $70 million as of June 30, 1996.

The accumulated budget deficits in the early 1990's, together with other fac-tors such as the disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, resulted in a significant reduction in the State's cash resources available to pay its on-going obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue approximately $3.8 billion of registered warrants ("IOUs") over a 2-month period to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders.

The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on the issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow borrowings during a fis-cal year.


Proposed 2000-2001 Budget. On January 10, 2000, the Governor released his pro-posed budget for FY 2000-2001. Based on the Governor's May revision, General Fund revenues (including transfers) are projected to be $73.8 billion and pro-posed expenditures to be $78.2 billion, to leave a budget reserve in the SFEU of $1.8 billion at June 30, 2001. The Governor proposed further programs em-phasizing education, public safety, economic development and transportation needs within the State.

Although the State's strong economy is producing record revenues for the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a grow-ing population with many immigrants. These factors, which limit State spending growth, also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

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Bond Rating

The ratings on California's long-term general obligation bonds were reduced in the early 1990s from "AAA" levels that had existed prior to the recession. How-ever, in August 1999, Standard & Poor's upgraded its rating on California's GO debt to AA- from A+. Fitch soon followed by upgrading its rating to AA from AA- , earlier this year. As of June 1, 2000, Moody's maintained its Aa3 rating, however the rating agency's outlook has been changed to Positive from Stable.


These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that the State of California will main-tain its current credit ratings.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include the property tax shift from coun-ties to school districts, the Controller's ability to make payments without a State budget and various other issues. All of these cases are subject to fur-ther proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers
Other Issuers of California Municipal Obligations
There are a number of state agencies, instrumentalities and political subdivi-sions of the State that issue Municipal Obligations, some of which may be con-duit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following the passage of Proposition 13. Subsequently, the Cali-fornia Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total lo-cal assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of imple-menting reductions in certain aid programs. To reduce State General Fund sup-port for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school dis-tricts, representing a loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. To the extent the State should be con-strained by its Article XIIIB appropriations limit, or its obligation to con-form to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly coun-ties.


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Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were to be enacted by June, 1997 in order to comply with federal welfare reform law. It is not yet known what the overall impact will be on local government finances.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slow-down in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be devel-oped within a few years after issuance. In the event of such reduction or slow-down, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes secur-ing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. More-over, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or tax-es, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered "indebtedness" requir-ing voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evi-dencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and un-insured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be in-terrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time challenging the constitutionality of such lease arrangements.

Other Considerations
The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Secu-rities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax alloca-tion" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

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Proposition 87, approved by California voters in 1988, requires that all reve-
nues produced by a tax rate increase go directly to the taxing entity which in-creased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the abil-ity of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. Presently, it is not possible to predict the extent to which any such legisla-tion will be enacted. Nor is it possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an inter-ruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensa-tory financial assistance could be constrained by the inability of (i) an is-suer obtaining earthquake insurance coverage at reasonable rates; (ii) an in-surer performing on its contracts of insurance in the event of widespread loss-es; or (iii) the federal or State government appropriating sufficient funds within their respective budget limitations.

Taxable Investments

Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Corporation ("S&P") or Fitch (Aaa or Aa, AAA or AA, or AAA or AA, respectively); commercial paper rated in the highest grade by either Moody's or S&P (Prime-1 or A-1, respectively); certificates of deposit of do-mestic banks with assets of $1 billion or more; and municipal securities and U.S. Government obligations subject to short-term repurchase agreements.

Subject to the limitation described in the Prospectus, the Fund may invest in the following taxable investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes and bonds.

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-- Treasury bills are issued with maturities of up to one year. They are is-
sued in bearer form, are sold on a discount basis and are payable at par value at maturity.

-- Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years.

-- Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Bank, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposits (CDs)--A certificate of deposit is a negotiable in-terest-bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denomi-nated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. cor-porations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of in-terest.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repur-chase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Fund is limited to the ability of the Issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and in-terest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposi-tion costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be de-layed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the

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repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collat-eral declines below the repurchase price, Nuveen Advisory will demand addi-tional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for municipal securities are Aaa and Aa. Mu-nicipal securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated municipal securities. The Aaa and Aa rated municipal securities comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for municipal securities are AAA and AA. Munici-pal securities rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and inter-est is very strong and such bonds differ from AAA issues only in small degree.

The two highest ratings of Fitch are AAA and AA. Municipal Securities rated AAA have an exceptionally strong ability to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong, al-though not quite as strong as bonds rated AAA.

The two highest ratings of Moody's and S&P for federally tax-exempt short-term loans and notes are MIG-1 and MIG-2, or VMIG-1 and VMIG-2 in the case of vari-able instruments, and SP-1 and SP-2, respectively. Obligations designated MIG-1 or VMIG-1 are the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Obligations designated as MIG-2 or VMIG-2 are high quality obligations with ample margins of protection. The des-ignation SP-1 indicates a very strong or strong capacity to pay principal and interest while the designation SP-2 denotes a satisfactory capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated highly by nationally recognized sta-tistical rating organizations. Issuers rated in the highest category generally have a superior capacity for repayment of short-term obligations normally evi-denced by the following characteristics: leading market positions in well-es-tablished industries; high rates of return of funds employed; conservative cap-italization structures with moderate reliance on debt and ample asset protec-tion; board margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial mar-kets and assured sources of alternative liquidity. Issuers rated in the second highest category have a strong capacity for repayment of short-term promissory obligations.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Funds under the Investment Management Agreement, is the respon-sibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.


------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, John Nuveen &
                                                            Co. Incorporated, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and John Nuveen
                                                            & Co. Incorporated;
                                                            Director of Nuveen
                                                            Advisory Corp. (since
                                                            1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.

------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, John Nuveen &
                                                              Co. Incorporated, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of John
 333 West Wacker Drive          Treasurer                     Nuveen & Co.
 Chicago, IL 60606                                            Incorporated (since
                                                              January 1999), prior
                                                              thereto. Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Vice
                                                              President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated and (since
                                                              May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.,
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst

--------------------------------------------------------------------------------------
 Richard A. Huber      3/26/63  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Institutional Advisory
 Chicago, IL 60606                                            Corp. (since March 1998)
                                                              and Nuveen Advisory
                                                              Corp. (since January
                                                              1997); prior thereto,
                                                              Vice President and
                                                              Portfolio Manager of
                                                              Flagship Financial, Inc.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp.;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary of The John
                                                     Nuveen Company and (since
                                                     January 1997) Nuveen Asset
                                                     Management Inc.; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp., Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of John Nuveen & Co.
                                                     Incorporated; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management
                                                     Inc.; Chartered Financial
                                                     Analyst.

--------------------------------------------------------------------------------

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Ad-visory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 29, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any com-pensation from the Trust.

                                                              Total Compensation
                                                Aggregate      From  Trust  and
                                               Compensation   Fund Complex paid
      Name of Trustee                        from the Fund(1) to the Trustees(2)
      ---------------                        ---------------- ------------------
      Robert P. Bremner.....................       $308            $72,000
      Lawrence H. Brown.....................       $333            $78,750
      Anne E. Impellizzeri..................       $308            $72,000
      Peter R. Sawers.......................       $310            $74,500
      William S. Schneider..................       $308            $72,000
      Judith M. Stockdale...................       $308            $72,000

--------

(1) The compensation paid (but not including amounts deferred) to the indepen-dent trustees for the fiscal year ended February 29, 2000 for services to the Fund.

(2) Based on the compensation paid (including any amounts deferred) to the in-dependent trustees for the fiscal year ended February 29, 2000 for services to the open-end and closed-end funds advised by NAC.

Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $250 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and ex-penses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no em-ployees other than its officers, all of whom are compensated by NAC or Nuveen.

The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activ-ities of their community. These programs include a matching contributions pro-gram and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions pro-gram of JNC. Under the matching program, JNC will match the personal contribu-tions of a trustee to Section 501(c)(3) organizations up to an aggregate maxi-mum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of May 31, 2000, is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.

                                                                      Percentage
                                                                          of
 Name of Fund                        Name and Address of Owner        Ownership
--------------------------------------------------------------------------------
 Nuveen California Tax-Exempt Eileen B. Geller......................    9.38%
  Money Market Fund           Andrew D. Geller TRS
                              Geller Family Trust
                              3297 Woodbine St.
                              Los Angeles, CA 90064-4836
                              Chase Manhattan Bank..................    5.09%
                              1211 Avenue of the Americas
                              New York, NY 10036-8701

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the Fund's assets. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain cleri-cal, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Who Manages the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net assets:

Average Daily Net Assets    Management Fee
------------------------------------------
For the first $125 million    0.4000 of 1%
For the next $125 million     0.3875 of 1%
For the next $250 million     0.3750 of 1%
For the next $500 million     0.3625 of 1%
For the next $1 billion       0.3500 of 1%
For assets over $2 billion    0.3250 of 1%

Through December 31, 1999, Nuveen Advisory had undertaken to reimburse Fund expenses in an amount necessary to limit total operating expenses to .55 of 1% of the Fund's daily net assets. Thereafter, Nuveen Advisory may chose to modify, continue or discontinue these reimbursements at its sole discretion.

Before June 25, 1999, Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net assets:

Average Daily Net Assets    Management Fee
------------------------------------------
For the first $500 million   .4000 of 1%
For the next $500 million    .3750 of 1%
For assets over $1 billion   .3500 of 1%

For the periods before June 25, 1999, Nuveen Advisory had agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses (including Nuveen Advisory's manage-ment fee, but excluding interest, taxes, fees incurred in acquiring and dispos-ing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from ex-ceeding .55 of 1% of the average daily net assets of the Fund. Nuveen Advisory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, as its predecessor, paid net management fees to Nuveen Advisory as follows:

      Management Fees Net of
              Expense          Fee Waivers and Expense
      Reimbursement Paid to      Reimbursements from
      Nuveen Advisory for the  Nuveen Advisory for the
            Year Ended                Year Ended
     ------------------------- ------------------------
     2/28/98  2/28/99  2/29/00 2/28/98 2/28/99 2/29/00
-----------------------------------
                        -------------------------------
     $539,739 $633,107 $17,545 $82,256 $85,867 $131,921

Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have in-vested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen Funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen Fund man-agement personnel, including Nuveen Fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in com-pliance with the Investment Company Act of 1940.

The Fund expects that all portfolio transactions will be effected on a princi-pal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution ob-tainable, it will be the practice of the Fund to select dealers which, in ad-dition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Adviso-ry. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies for other clients, which may have investment objectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such al-locations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's or-ganization will outweigh any disadvantage that may arise from exposure to si-multaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 4:00 p.m., Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially af-fected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Fri-day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfo-lio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will monitor Nuveen Advisory to see that the guidelines are followed. The pric-ing agent will value the Fund's investment based on methods which include con-sideration of yield or prices of municipal obligations of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation between the Fund's net asset value based on the pricing agent's mar-ket valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trust-ees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing sharehold-ers, it has agreed to take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or payment of distributions from capital or capital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

                                  TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross in-come (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of invest-ing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its tax-able year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other reg-ulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's to-tal assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is in-vested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net income currently distributed to shareholders in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable inter-est, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gains over its net short-term capital loss) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt interest income over certain disallowed deductions).

The Fund also intends to satisfy conditions that will enable it to designate certain distributions as exempt-interest dividends. Shareholders receiving ex-empt-interest dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest received from certain taxable invest-ments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to sharehold-ers as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon sale or redemption of the securities will be treated as a taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income con-sists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the Fund owned the investment. Early in each year, you will receive a statement detailing the amount and nature of all capital gains that you were paid during the prior year.

In the very unlikely event that the fund realizes capital gains or ordinary in-come subject to regular federal income tax, it will pay any capital gains or other taxable distributions annually in December.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the period year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from tax-exempt securities), and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend in-come for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the fa-cilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Funds may not be appropriate investments for a share-holder who is considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the proceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (includ-ing their spouses and minor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisors before in-vesting in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of the Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to Federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds an adjusted base amount are required to include in gross income up to 85% of their social security or railroad benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders.

State Tax Matters

The following is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Fund, and assumes that the Fund will be qualified as a regulated invest-ment company under Subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to California personal in-come taxation will not be required to include in their California gross income dividends which (1) are attributable to interest on any obligation of Califor-nia or its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law, and (2) are designated by the Fund as Cali-fornia exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains on the exchange or redemption of shares at rates applicable to ordinary income. Interest on indebtedness incurred or con-tinued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include tax-exempt in-terest as an item of tax preference.

The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

No California ad valorem taxes apply to the shares of the Fund.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to con-sult with their own tax advisors for more detailed information concerning Cali-fornia tax matters.

                            PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The "yield" of the Fund refers to the rate of income generated by an investment in the series over a specified seven-day period, expressed as an annualized figure. "Effective yield" is cal-culated similarly except that, when annualized, the income earned by the in-vestment is assumed to be reinvested. Due to this compounding effect, the ef-fective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the series' yield on an after-tax basis for an investor in a stated bracket) often the bracket with the highest marginal tax rate). A taxable equivalent yield quotation for a given series will be higher than the yield or the effective yield quotation for the series. The yield figures will fluctuate over time. A comparison of tax-exempt and taxable equivalent yields is one ele-ment to consider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare the then current yield as of the most recent quarter of the Fund with the yield on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money mar-ket accounts are insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term taxable debt market. The investment characteristics of the Fund are described more fully elsewhere in this Prospecuts.

Any given performance quotation or performance comparison for the Fund is based on historical earnings and should not be considered as representative of the performance of the Fund for any future period.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the series' net invest-ment income per share for the period is divided by the price per share (ex-pected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by seven and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the series' net investment income per share in-cludes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

Effective yield is calculated by taking the base period return (computed as de-scribed above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return +1) 365/7 -1. Based on the seven-day period ended February 29, 2000, the yield and effective yield was 2.34% and 2.37%, respectively.

Taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by 1 minus the stated combined federal and state in-come tax rate and adding the result to that portion, if any, of the yield of the fund that is not tax-exempt. Based upon (1) a combined 2000 federal and California income tax of 45.0%, and (2) the yield for the fund as described above for the seven-day period ended February 29, 2000, the taxable equivalent yield for the Fund for that period was 4.25%.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.

In reports or other communications to shareholders or in advertising and sales literature, the fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-time taxable debt market.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

                                        3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%   6.50%
             1.50%    2.00%    2.50%    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-
  Taxable   Tax-Free Tax-Free Tax-Free  Free    Free    Free    Free    Free    Free    Free    Free
------------------------------------------------------------------------------------------------------
  2.00%     $ 46,000 $ 34,500 $ 27,600 $23,000 $19,714 $17,250 $15,333 $13,800 $12,545 $11,500 $10,615
------------------------------------------------------------------------------------------------------
  2.50%     $ 57,500 $ 43,125 $ 34,500 $28,750 $24,643 $21,563 $19,167 $17,250 $15,682 $14,375 $13,269
------------------------------------------------------------------------------------------------------
  3.00%     $ 69,000 $ 51,750 $ 41,400 $34,500 $29,571 $25,875 $23,000 $20,700 $18,818 $17,250 $15,923
------------------------------------------------------------------------------------------------------
  3.50%     $ 80,500 $ 60,375 $ 48,300 $40,250 $34,500 $30,188 $26,833 $24,150 $21,955 $20,125 $18,262
------------------------------------------------------------------------------------------------------
  4.00%     $ 92,000 $ 69,000 $ 55,200 $46,000 $39,429 $34,500 $30,667 $27,600 $25,091 $23,000 $21,231
------------------------------------------------------------------------------------------------------
  4.50%     $103,500 $ 77,625 $ 62,100 $51,750 $44,357 $38,813 $34,500 $31,050 $28,227 $25,875 $23,884
------------------------------------------------------------------------------------------------------
  5.00%     $115,000 $ 86,250 $ 69,000 $57,500 $49,286 $43,125 $38,333 $34,500 $31,364 $28,750 $26,538
------------------------------------------------------------------------------------------------------
  5.50%     $126,500 $ 94,875 $ 75,900 $63,250 $54,214 $47,437 $42,167 $37,950 $34,500 $31,625 $29,192
------------------------------------------------------------------------------------------------------
  6.00%     $138,000 $103,500 $ 82,800 $69,000 $59,143 $51,750 $46,000 $41,400 $37,636 $34,500 $31,846
------------------------------------------------------------------------------------------------------
  6.50%     $149,500 $112,125 $ 89,700 $74,750 $64,071 $56,062 $49,833 $44,850 $40,773 $37,375 $34,500
------------------------------------------------------------------------------------------------------
  7.00%     $161,000 $120,750 $ 96,600 $80,500 $69,000 $60,375 $53,667 $48,300 $43,909 $40,250 $37,154
------------------------------------------------------------------------------------------------------
  7.50%     $172,500 $129,375 $103,500 $86,250 $73,929 $64,688 $57,500 $51,750 $47,045 $43,125 $39,808
------------------------------------------------------------------------------------------------------
  8.00%     $184,000 $138,000 $110,400 $92,000 $78,857 $69,000 $61,333 $55,200 $50,182 $46,000 $42,462
------------------------------------------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

Taxable Equivalent Yield Tables
The following tables show the combined effects for individuals of federal and state income taxes on:

 . what you would have to earn on a taxable investment to equal a given tax-free yield; and

 . the amount that those subject to a given combined tax rate would have to put into a tax-free investment in order to generate the same after-tax in-come as a taxable investment.

These tables are for illustrative purposes only and are not intended to predict the actual return you might earn on a fund investment. The Fund occasionally may advertise its performance in similar tables using other current combined tax rates than those shown here. The combined tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 2000 marginal federal tax rates and marginal state tax rates cur-rently available and scheduled to be in effect, and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The table assumes that federal taxable income is equal to state income subject to tax, and for cases in which more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The tables assume taxpayers are not subject to any alternative minimum taxes and deduct any state income taxes paid on their federal income tax returns. Unless noted otherwise, the tables do not reflect any local taxes or any taxes other than personal in-come taxes. They also reflect the effect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of ex-emptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain excep-tions. The combined tax rates shown here may be higher or lower than your ac-tual combined tax rate. A higher combined tax rate would tend to make the dol-lar amounts in the third table lower, while a lower combined tax rate would make the amounts higher. You should consult your tax adviser to determine your actual combined tax rate.

Combined federal and California state marginal tax rates for joint taxpayers with four personal exemptions.

                                                       Tax-Free Yield
                    Federal   Combined 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50%
  Federal          Adjusted  State and
  Taxable             Gross    Federal -----------------------------------------------
   Income            Income Tax Rate**            Taxable Equivalent Yield
--------------------------------------------------------------------------------------
$      0-
   43,850  $      0-128,950    20.0%   2.50  3.13  3.75  4.38  5.00  5.63   6.25  6.88
  43,850-
  105,950         0-128,950    34.5    3.05  3.82  4.58  5.34  6.11  6.87   7.63  8.40
            128,950-193,400    35.5    3.10  3.88  4.65  5.43  6.20  6.98   7.75  8.53
 105,950-
  161,450         0-128,950    37.5    3.20  4.00  4.80  5.60  6.40  7.20   8.00  8.80
            128,950-193,400    38.5    3.25  4.07  4.88  5.69  6.50  7.32   8.13  8.94
            193,400-239,630    41.0    3.39  4.24  5.08  5.93  6.78  7.63   8.47  9.32
            239,630-269,630    42.0    3.45  4.31  5.17  6.03  6.90  7.76   8.62  9.48
            269,630-315,900    41.5    3.42  4.27  5.13  5.98  6.84  7.69   8.55  9.40
 161,450-
  288,350   128,950-193,400    43.0    3.51  4.39  5.26  6.14  7.02  7.89   8.77  9.65
            193,400-239,630    46.0    3.70  4.63  5.56  6.48  7.41  8.33   9.26 10.19
            239,630-269,630    47.0    3.77  4.72  5.66  6.60  7.55  8.49   9.43 10.39
            269,630-315,900    46.5    3.74  4.67  5.61  6.54  7.48  8.41   9.35 10.28
            315,900-332,130    43.5    3.54  4.42  5.31  6.19  7.08  7.96   8.85  9.73
               Over 332,130    43.5    3.54  4.42  5.31  6.19  7.08  7.96   8.85  9.73
     Over
  288,350   193,400-239,630    49.5    3.96  4.95  5.94  6.93  7.92  8.91   9.90 10.89
            239,630-269,630    50.5    4.04  5.05  6.06  7.07  8.08  9.09  10.10 11.11
            269,630-315,900    50.0    4.00  5.00  6.00  7.00  8.00  9.00  10.00 11.00
            315,900-332,130    47.0    3.77  4.72  5.66  6.60  7.55  8.49   9.43 10.38
               Over 332,130    46.5    3.74  4.67  5.61  6.54  7.48  8.41   9.35 10.28

--------------------------------------------------------------------------------

Combined federal and California marginal tax rates for single taxpayers with one personal exemption.

                                                       Tax-Free Yield
                    Federal   Combined 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50%
  Federal          Adjusted  State and
  Taxable             Gross    Federal -----------------------------------------------
   Income            Income Tax Rate**            Taxable Equivalent Yield
--------------------------------------------------------------------------------------
$      0-
   26,250  $      0-119,810    20.0%   2.50  3.13  3.75  4.38  5.00  5.63  6.25   6.88
  26,250-
   63,550         0-119,810    34.5    3.05  3.82  4.58  5.34  6.11  6.87  7.63   8.40
  63,550-
  132,600         0-119,810    37.5    3.20  4.00  4.80  5.60  6.40  7.20  8.00   8.80
            119,810-128,950    38.0    3.23  4.03  4.84  5.65  6.45  7.26  8.06   8.87
            128,950-149,810    39.5    3.31  4.13  4.96  5.79  6.61  7.44  8.26   9.09
            149,810-251,450    39.5    3.31  4.13  4.96  5.79  6.61  7.44  8.26   9.09
 132,600-
  288,350   128,950-149,810    44.0    3.57  4.46  5.36  6.25  7.14  8.04  8.93   9.82
            149,810-251,450    44.0    3.57  4.46  5.36  6.25  7.14  8.04  8.93   9.82
               Over 251,450    43.5    3.54  4.42  5.31  6.19  7.08  7.96  8.85   9.73
     Over
  288,350      Over 251,450    46.5    3.74  4.67  5.61  6.54  7.48  8.41  9.35  10.28

--------------------------------------------------------------------------------

For an equal after-tax return, your tax-free investment may be less.*

For an after-tax
return equal to                Your tax-free investment may be less*
that provided by a     2.0%     2.5%    3.0%    3.5%    4.0%    4.5%    5.0%
------------------------------------------------------------------------------
$50,000 in a 4%
 taxable investment  $ 62,500 $ 50,000 $41,667 $35,714 $31,250 $27,778 $25,000
$50,000 in a 5%
 taxable investment    78,125   62,500  52,083  44,643  39,063  34,722  31,250
$50,000 in a 6%
 taxable investment    93,750   75,000  62,500  53,571  46,875  41,667  37,500
$50,000 in a 7%
 taxable investment   109,375   87,500  72,917  62,500  54,688  48,611  43,750
$50,000 in a 8%
 taxable investment   125,000  100,000  83,333  71,429  62,500  55,556  50,000

--------------------------------------------------------------------------------
* Dollar amounts in the table reflect a 37.5% combined federal and state tax rate.

** The State tax brackets are those for 2000.

For example, $50,000 in a 6% taxable investment earns the same after-tax return as $37,500 in a 5% tax-free Nuveen investment.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Exchange Privileges

You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory or Nuveen Institutional Advisory (the "Nuveen Funds"), into an identically registered account, provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange Fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be car-ried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Defined Portfolio distributions (and any dividends thereon) may be ex-changed for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally is-sued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or re-demption requests on days when the fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), exchanges of shares of one of those funds for shares of the fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone ex-change privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

Additional Information
An account will be maintained for each shareholder of record in the Fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

A fee of 1% of the current market value of any shares represented by a certifi-cate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen or de-stroyed certificate.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Telephone Redemption via Fund DirectSM
To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Proceeds of share redemptions made by Fund Di-rect will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

You may make Fund Direct redemption requests by calling Nuveen at (800) 257-8787. If a telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For redemption re-quests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day following the request. For all redemptions, you will typically receive your funds within three business days after your redemption is effected.

How to Change Authorized Redemption Instructions
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its op-tion, may limit the timing, amount or frequency of these redemptions. This pro-cedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

Redemption in Kind
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Trustees re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices
The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in money mar-ket instruments.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                                  SERVICE PLAN

The Fund had adopted a Service Plan Pursuant to Rule 12b-1 under the 1940 Act. The Plan was adopted by the Board of Trustees, including a majority of trustees who are not interested persons and who have no direct or indirect financial in-terest in the Plan, and approved by shareholders.

Under the Plan, the Fund pays an annual fee of .25% of the average daily net assets of serviced accounts to reimburse Nuveen for compensating authorized dealers, including Nuveen for providing ongoing services to shareholders. Such services generally include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answer-ing shareholder inquiries. Under the Plan, the Fund pays the entire amount of the fees. Nuveen may, at its discretion and from its own resources, pay certain firms additional amounts for services rendered to shareholders.

Under the Plan, the Controller of the Fund will report quarterly to the Board of Trustees for its review of amounts expended for services rendered under the Plan. The Plan may be terminated at any time, without the payment of any pen-alty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of the applicable series of the Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested directors who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the directors who vote to approve such continuance conclude, in the exer-cise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit such series of the Fund and its shareholders. The Plan is intended to benefit the fund by promoting the sale of fund shares, which in turn leads to economies of scale and helps assure the continued viability of the Fund. The Plan may not be amended to increase materially the cost which the Fund may bear under the Plan without the approval of the shareholders. Any other mate-rial amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, as required by the Rule, the selection and nomination of the non-interested trustees of the Fund will be committed to the discretion of the non- interested trustees then in office. Nuveen's compensation under the Plan is not based on Nuveen's expenses in-curred in providing services to shareholders.

For the fiscal year ended February 29, 2000, the Fund, and its predecessor, paid 12b-1 fees in the amount of $68,137.

No trustee nor any "interested" person of the Fund has any direct or indirect financial interest in the Plan or any agreement related to the Plan.

                  OTHER INFORMATION REGARDING SHARES OF FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Fund promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distrib-uting securities. Since the only functions of banks who may be engaged as Service Organizations is to perform administrative shareholder servicing func-tions, Nuveen California Tax-Free Fund, Inc. believes that such laws should not preclude a bank from acting as a Service Organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or reg-ulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated February 1, 1999 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the dis-tribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial in-termediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the Fund's then effective registration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain ac-tivities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional infor-mation to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of con-cessions to dealers. Expenses incurred in registering the Fund and its shares under federal and state securities laws are paid by the Fund.

                             FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

Statement of Additional

June 28, 2000
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN NEW YORK TAX-EXEMPT MONEY MARKET FUND  Company

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen New York Tax-Exempt Money Market Fund dated June 28, 2000. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written request to the Fund, c/o. John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.


Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-16
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-21
------------------------------------------------------------
Portfolio Transactions                                  S-23
------------------------------------------------------------
Net Asset Value                                         S-24
------------------------------------------------------------
Tax Matters                                             S-25
------------------------------------------------------------
Performance Information                                 S-29
------------------------------------------------------------
Additional Information About Purchases and Sales        S-35
------------------------------------------------------------
Service Plan                                            S-38
------------------------------------------------------------
Other Information Regarding Fund Shares                 S-39
------------------------------------------------------------
Financial Statements                                    S-40
------------------------------------------------------------

Principal Underwriter      Investment Adviser    Independent Public Accountants
John Nuveen & Co.          Nuveen Advisory       for the Fund
Incorporated               Corp., Subsidiary     Arthur Andersen LLP
                           of John Nuveen &      33 West Monroe Street
Chicago:                   Co. Incorporated      Chicago, Illinois 60603
333 West Wacker Drive      333 West Wacker
Chicago, Illinois 60606    Drive
(312) 917-7700             Chicago, Illinois
                           60606
New York:                                        Transfer and Dividend
10 East 50th Street                              Disbursing Agent
New York, New York 10022   Custodian             Chase Global Funds Services
(212) 207-2000             The Chase Manhattan   Company
                           Bank                  P.O. Box 5186
                           4 New York Plaza      New York, NY 10274
                           New York, New York
                           10004

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

                 INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The investment objective and certain fundamental policies of the Fund are de-scribed in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments, as those terms are defined in the Prospectus, and stand-by commit-ments with respect to Municipal Obligations purchased by the Fund; Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases local income taxes.

(2) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States government, its agencies and instrumentalities or to the investment of 25% of the Fund's assets;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely dispo-sition of securities. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of trans-actions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put;

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(13) Invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations.

For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity (other than a bond insurer) it shall be included in the computation of securities owned that are issued by such superior governmental entity or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information
The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund (formerly, the Nuveen New York Tax-Free Money Market Fund, the Fund's predecessor and a series of the Nuveen Tax-Free Money Market Fund, Inc.) is an open-end, diversified management investment company orga-nized as a series of the Trust. The Trust is an open-end management series com-pany under SEC Rule 18f-2. The Fund is a separate series issuing its own shares. The Trust currently has four series. Certain matters under the Invest-ment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further pro-vides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Fund Shares represent an interest in the same portfolio of investments of the Fund. Fund Shares have equal rights as to voting, redemption, dividends and liquidation, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other sub-scription rights. The Board of Trustees of the Fund have the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.

Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain short-term Municipal Obligations in which the Fund may invest:

Municipal Obligations.

The Fund invests in debt obligations issued by New York State, its cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which these securities may be issued include the re-financing of outstanding obligations, the obtaining of funds for general oper-ating expenses and for loans to other public institutions and facilities. In addition, the Fund may invest in certain industrial development bonds and pol-lution control bonds in which the Fund will primarily invest are issued by New York State and cities and local authorities in New York or are issued by pos-sessions of the United States within Section 103(c) of the Internal Revenue Code (such as Puerto Rico).

Two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.

Municipal securities can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest (see below). These issues may be either general obli-gation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal securities also include very short-term unsecured, negotiable promis-sory notes, issued by states, municipalities, and their agencies which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace, and the Funds may invest in such other types of notes to the extent consistent with their investment objectives and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

The yields on municipal securities are dependent on a variety of factors, in-cluding the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal securities will vary with changes in pre-vailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Obligations of issuers of debt obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda ex-tending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its obligations may be materially affected.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development Bonds (IDBs) and Pollution Control Bonds (PCBs) are is-sued by or on behalf of public authorities to finance various privately-rated facilities. These bonds are included within the term municipal security if the interest paid thereon is exempt from federal income tax.

Variable and Floating Rate Instruments Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permit-ting the Funds to recover the full principal amount thereof upon specified no-tice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date the proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such instruments and will similarly monitor the ability of an obligor under a demand instrument, including demand obligors as to instruments supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain stand-by commitments with respect to Municipal Obligations. Under a stand-by commitment (often referred to as a put), the party issuing the commitment agrees to purchase at the Fund's option the Municipal Obligation at an agreed-upon price on certain dates or within a specific period. Since the value of a stand-by commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into stand-by commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a stand-by commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise stand-by commitments held by it will be unconditional and unqualified. The acquisition of a stand-by commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The stand-by commitment itself will be valued at zero in determining net asset value. The Fund may purchase stand-by commitments for cash or pay a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The maturity of a Municipal Obligation purchased by the Fund will not be considered shortened by any stand-by commitment to which such security is subject. Although a Fund's rights under a stand-by commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a stand-by commitment to a third party at any time.

When-Issued or Delayed-Delivery Securities

The Fund may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date (when-issued transactions normally settle within 15-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will also maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Fund commonly engages in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Special Considerations Relating to New York Securities

Except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its assets in New York Municipal Obligations. The Fund is therefore susceptible to political, economic or regulatory factors affecting New York State and governmental bodies within New York State. The following information provides only a brief summary of the complex factors affecting the political, economic, regulatory and financial environment in New York and is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York (the "State"), by its various public bodies (the "Agencies"), and by other entities located within the State, including the City of New York (the "City"), in connection with the issuance of their respective securities.


There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York securities held by the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

(1) The State: New York State's economy has improved, but continues to lag the nation in several areas, including job growth and unemployment. The recent success of the financial sector in New York State has led to a 21% increase in personal income since 1995, although the State continues to slightly lag the national average. However, New York State remains one of the wealthier states in the nation. Per capita personal income was $33,946 in 1999 and the 1999 unemployment rate was 5.2%.

Overall, the economies of the State, and particularly of New York City, have benefited from the strong results in the financial sector. This sector is, however, more volatile than some of the other employment sectors. As a result, because the State and City economies remain more reliant on the financial industry than is the national economy, both the State and City remain susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. In addition, the benefits of the expansion in this sector have not been distributed evenly across the population in New York City; the income gap between the highest and lowest wage earners in the City has widened to one of the largest gaps in the nation.

Improvement in the upstate economies has not been as pronounced as in downstate areas, like New York City, because many upstate communities have not participated as fully in the recent economic expansion. Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas.

Indebtedness. As of March 31, 1999, the total amount of State general obligation debt stood at $4.6 billion. The State's general obligation debt is voter approved.

In June 1990, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. LGAC is authorized to issue up to $4.7 billion in bonds plus amounts necessary to fund a capital reserve, costs of issuance and, in certain cases, capitalized interest. Any issuance of bonds by the LGAC in the future will be for refunding purposes only.

Financing of capital programs by other public authorities of the State is also obtained from lease-purchase and contractual-obligation financing arrangements (non-voter approved), the debt service for which is paid from State appropriations. As of March 31, 1999, there were $24.0 billion of such other financing arrangements outstanding and additional financings of this nature by public authorities including LGAC. In addition, certain agencies had issued and have outstanding approximately $628 million of "moral obligation financings" as of March 31, 1999, which are to be repaid from project revenues. There has never been a default on moral obligation debt of the State.


State Budget: As of June 1, 2000, the State had not yet adopted a budget for its 2001 fiscal year, which began on April 1, 2000. The date of adoption cannot be determined.

The State has not approved its annual budget in a timely manner in several years. To provide for the payment of debt service and to prevent the disruption of essential services, the State has established procedures for approving necessary funding for key services without a budget in place. Because of the history of late budgets, these procedures have become fairly institutionalized and have enabled the State to continue operations without significant disruption.

State Debt Ratings. As of June 1, 2000, the State's general obligation bonds were rated A2, A, and A+ by Moody's, Standard & Poor's, and Fitch respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that New York State will maintain its current credit ratings.

(2) The City and the Municipal Assistance Corporation ("MAC"): The City accounts for approximately 40% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. Changes in the economic activity in the City, particularly employment, per capita personal income and retail sales, may have an impact on the City. Overall, the City's economic improvement improved in fiscal year 1998. Much of the increase can be traced to the performance of the financial industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board") to review and approve the City's budgets and four-year financial plans (the financial plans also apply to certain City-related public agencies).

Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and the imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets for future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

Indebtedness. New York City and related organizations issue debt to fund capital and other improvements in the City.

New York City general obligation debt: The State Constitution requires the City to pledge its full faith and credit for the payment of principal and interest on City term and serial bonds and guaranteed debt. The City's ability to issue general obligation debt is limited by the New York State Constitution to 10% of the average of five years' full valuations of taxable real estate.

Municipal Assistance Corporation: Created in 1975, MAC is empowered to issue and sell bonds and notes and also provides certain oversight of the City's fi-nancial activities. MAC has no taxing power. All outstanding bonds issued by MAC are general obligations of MAC and do not constitute a debt of the City or the State. Neither the City nor a credit of the City has any claim to MAC's revenues and assets. MAC bonds are paid from certain sales and compensating use taxes, the stock transfer tax and certain per capita aid subject in each case to appropriation by the State Legislature. Net collections of taxes and per capita aid are returned to the City by the State after MAC debt service re-quirements are met. MAC has issued all of its debt authorization. Any issuance of bonds by MAC in the future will be for refunding purposes only.

New York City Municipal Water Finance Authority: Established in 1985, the New York City Municipal Water Finance Authority (MWFA) issues debt to finance the cost of capital improvements to the City's water distribution and sewage col-lection system. Bonds issued by the MWFA are paid from water and sewer fees and charges.

New York City Transitional Finance Authority: The New York Transitional Finance Authority (TFA) was created in March 1997 to assist the City in funding its capital program.

Absent creation of this authority, the City would have faced limitations on its general obligation borrowing capacity after 1998 under the State's Constitu-tion. TFA was authorized to issue debt in an aggregate principal amount of $7.5 billion. TFA has no taxing power. All outstanding bonds issued by TFA are gen-eral obligations of TFA and do not constitute debt of either the City or the State. Neither the City nor a creditor of the City has any claim to TFA's reve-nues and assets. TFA bonds are secured by a primary lien on the City's personal income tax receipts as well as a secondary lien on sales tax receipts. Sales taxes are only available to TFA after such amounts required by MAC are deducted and if the amounts of personal income tax revenues fall below statutorily spec-ified coverage levels. Net collections of taxes not required by TFA are paid to the City by TFA.

New York City Tobacco Settlement Asset Securitization Corporation: The New York City Tobacco Settlement Asset Securitization Corporation ("TSASC") was created in November 1999 to further assist the City in funding its capital programs.

TSASC is a special-purpose, bankruptcy-remote, non-for-profit corporation au-thorized to issue debt in an aggregate principal amount of $2.5 billion. TSASC has no taxing power. Bonds, which are issued by TSASC, are secured by Tobacco Settlement Revenues arising out of the Master Settlement Agreement between 46 states and the participating cigarette manufacturers. The program was struc-tured such that forecasted revenues are in excess of annual debt service re-quirements, with the residual flowing back to New York City for the financing of various capital projects. Bonds issued by TSASC are not debt of the State of New York or the City. Furthermore, neither the revenues nor the taxing power of New York State or the City is pledged towards debt service payments.

As of June 30, 1999, the City had $27.4 billion in general obligation debt out-standing. Related City issuers--MAC, TFA, and MWFA--had $3.8 billion, $4.15 billion, and $9.37 billion in revenue bonds outstanding, respectively. As of June 1, 2000, $709 million in TSASC debt was outstanding.

Debt Ratings: As of June 1, 2000, Moody's, Standard & Poor's and Fitch rated the City's general obligation bonds A3, A-, and A, respectively. In addition, the agencies have rated New York City MAC obligations Aa3, AA, and AA, respec-tively. TFA obligations are rated Aa3, AA+, and AA+, respectively. TSASC obli-gations have been assigned ratings of Aa3, A, and A+, with higher ratings as-signed to short and/or intermediate maturity ranges of the unique bond issue. In May 2000, Standard & Poor's, as well as Fitch, upgraded their ratings on MWFA obligations to AA, citing the Authority's enhanced legal and structural features, which provide extra protection for bondholders in case of default. As of June 1, 2000, Moody's has affirmed its Aa3 rating on MWFA obligations.

These ratings reflect the City's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, there can be no assurance that these issuers will maintain their current credit ratings.

The City is a defendant in a significant number of lawsuits and is subject to numerous claims and investigations, including, but not limited to, actions com-menced and claims asserted against the City arising out of alleged constitu-tional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse de-terminations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1999, the City estimated its potential future liability on outstanding claims to be $3.5 billion.

(3) The State Agencies: Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agen-cies to make payments of interest on, and principal amounts of, their respec-tive bonds. The difficulties have in certain instances caused the State (under so-called "moral obligation" provisions, which are non-binding statutory provi-sions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies.

Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obliga-tions could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse affect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obliga-tion of any Agency whose bonds contain a moral obligation provision could con-stitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of March 31, 1999, the State reported that its public benefit corporations had an aggregate of $47.8 billion of outstanding debt, some of which was State-supported and State-related debt.

(4) State Litigation: The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental op-erations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the Legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunc-tive relief coupled with prospective changes in patient care which could re-quire substantial increased financing of the litigated programs in the future.

(5) Other Municipalities: Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have expe-rienced financial problems in the past and have required additional State as-sistance. Such requests could occur again in the future, which could impact the State's financial position. The State has some oversight authority over some of these localities; State law requires the Comptroller to review and make recom-mendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Emergency Financial Control Board for the City of Yonkers (the "Yonkers Board" or EFCB) by the State in 1984. Consequently, the State of New York supervised the financial affairs of the City by requiring that finan-cial plans be submitted to the EFCB on an annual basis. However, in July 1998, the EFCB voted itself out of existence after the determination that Yonkers had met the financial conditions to end the emergency period.

In December 1995, in reaction to continuing financial problems, the Troy Munic-ipal Assistance Corp., which was created in 1995, imposed a 1996 budget plan upon Troy, New York. A similar municipal assistance corporation has also been established for Newburgh, and is expected to remain in existence until 2004. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased. The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition.

Ongoing budgetary difficulties experienced by Nassau County ("Nassau") resulted in the State's appointment of National Association of Securities Dealers (NASD) Chairman and CEO, Frank Zarb as special advisor to the County in March of 2000. Pending legislative approval from Nassau, the State and Mr. Zarb have proposed a plan that would create the Nassau Interim Finance Authority (NIFA). NIFA would serve as a temporary financing mechanism which would aid Nassau in re-structuring its excessive amount of outstanding debt, as well as provide an es-timated $100 million of transitional aid from the State over a 5-year period. However, state assistance is contingent on Nassau officials implementing budget balancing actions to close its current budget gap, as well as the adoption of a balanced four-year financial plan during 2000. The County's financial difficul-ties have contributed to several downgrades to the its general obligation debt. On February 17, 2000, Moody's downgraded the County's general obligation bonds to Baa2 from Baa3, citing the County's ongoing budgetary concerns. Moody's also placed a negative outlook on Nassau's debt obligations. In addition, Standard & Poor's has placed the County's general obligation bond rating on negative creditwatch and has stated that the County's failure to resolve its current budget gap and the lack of a long-term financial plan that addresses the County's ongoing fiscal troubles will likely result in a downgrade, possibly to below investment grade.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to in-crease local revenues to sustain those expenditures.

If the State, New York City or any of the Agencies were to suffer serious fi-nancial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the Fund, could be adversely affected. Lo-calities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing ex-penditures, and other economic trends could adversely affect certain locali-ties and require increasing State assistance in the future.

(6) Other Issuers of New York Municipal Obligations. There are a number of other state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the State.

Taxable Investments

Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Corporation ("S&P") or Fitch (Aaa or Aa, AAA or AA, or AAA or AA, respectively); commercial paper rated in the highest grade by either Moody's or S&P (Prime-1 or A-1, respectively); certificates of deposit of do-mestic banks with assets of $1 billion or more; and municipal securities and U.S. Government obligations subject to short-term repurchase agreements.

Subject to the limitations described in the prospectus, the Funds may invest in the following taxable investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes and bonds.

 --Treasury bills are issued with maturities of up to one year. They are is-sued in bearer form, are sold on a discount basis and are payable at par value at maturity.

 --Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years.

 --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate

Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denomi-nated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. cor-porations.

Other Corporate Obligations--The Funds may purchase notes, bonds and deben-tures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repur-chase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and in-terest. In the event of default, the collateral may be sold but the Funds might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the col-lateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Funds may be delayed or limited. Nuveen Advisory will monitor the value of the collat-eral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advi-sory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for municipal securities are Aaa and Aa. Municipal securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated municipal securities. The Aaa and Aa rated municipal securities comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for municipal securities are AAA and AA. Munici-pal securities rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and inter-est is very strong and such bonds differ from AAA issues only in small degree.

The two highest ratings of Fith for municipal securities are AAA and AA. Munic-ipal securities rated AAA have an exceptionally strong capacity to pay princi-pal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong, although not quite as strong as bonds rated AAA.

The two highest ratings of Moody's and S&P for federally tax-exempt short-term loans and notes are MIG-1 and MIG-2, or VMIG-1 and VMIG-2 in the case of vari-able instruments, and SP-1 and SP-2, respectively. Obligations designated MIG-1 or VMIG-1 are the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Obligations designated as MIG-2 or VMIG-2 are high quality obligations with ample margins of protection. The des-ignation SP-1 indicates a very strong or strong capacity to pay principal and interest while the designation SP-2 denotes a satisfactory capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated highly by nationally recognized statistical rating orga-nizations. Issuers rated in the highest category generally have a superior ca-pacity for repayment of short-term obligations normally evidenced by the fol-lowing characteristics: leading market positions in well-established indus-tries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated in the second highest category have a strong capacity for repayment of short-term promissory obligations.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT


The management of the Trust, including general supervision of the duties per-formed for the Funds under the Investment Management Agreement, is the respon-sibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------------
                              Date of  Positions and         Principal Occupations
 Name and Address             Birth    Offices with Fund     During Past Five Years
-------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49  Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                 and President         1996 of The John Nuveen
 Chicago, IL 60606                     Trustee               Company, John Nuveen &
                                                             Co. Incorporated, Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp., prior
                                                             thereto Executive Vice
                                                             President and Director
                                                             of The John Nuveen
                                                             Company and John Nuveen
                                                             & Co. Incorporated;
                                                             Director of Nuveen
                                                             Advisory Corp. (since
                                                             1992) and Nuveen
                                                             Institutional Advisory
                                                             Corp.; Chairman and
                                                             Director (since January
                                                             1997) of Nuveen Asset
                                                             Management, Inc.;
                                                             Director (since 1996) of
                                                             Institutional Capital
                                                             Corporation; Chairman
                                                             and Director of
                                                             Rittenhouse Financial
                                                             Services Inc. (since
                                                             1999); Chief Executive
                                                             Officer (since September
                                                             1999) of Nuveen Senior
                                                             Loan Asset Management
                                                             Inc.

-------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40  Trustee               Private Investor and
 3725 Huntington Street, N.W.                                Management Consultant.
 Washington, D.C. 20015

-------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34  Trustee               Retired (August 1989) as
 201 Michigan Avenue                                         Senior Vice President of
 Highwood, IL 60040                                          The Northern Trust
                                                             Company

-------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33  Trustee               President and Chief
 3 West 29th Street                                          Executive Officer of
 New York, NY 10001                                          Blanton-Peale Institutes
                                                             of Religion and Health
                                                             (since December 1990).
-------------------------------------------------------------------------------------
 Peter R. Sawers               4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                             Business and Economics,
 Northfield, IL 60093                                        University of Dubuque,
                                                             Iowa; Adjunct Professor,
                                                             Lake Forest Graduate
                                                             School of Management,
                                                             Lake Forest, Illinois.

-------------------------------------------------------------------------------------
 William J. Schneider         9/24/44  Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                   Operating Officer,
 P.O. Box 744                                                Miller-Valentine
 Dayton, OH 45401                                            Partners; Vice
                                                             President, Miller-
                                                             Valentine Group, a
                                                             development and contract
                                                             company; Member
                                                             Community Advisory
                                                             Board, National City
                                                             Bank, Dayton, Ohio.

-------------------------------------------------------------------------------------
 Judith M. Stockdale          12/29/47 Trustee               Executive Director,
 35 E. Wacker Drive                                          Gaylord and Dorothy
 Suite 2600                                                  Donnelley Foundation
 Chicago, IL 60601                                           (since 1994); prior
                                                             thereto, Executive
                                                             Director, Great Lakes
                                                             Protection Fund (from
                                                             1990 to 1994).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, John Nuveen &
                                                              Co. Incorporated, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of John
 333 West Wacker Drive          Treasurer                     Nuveen & Co.
 Chicago, IL 60606                                            Incorporated (since
                                                              January 1999), prior
                                                              thereto. Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Vice
                                                              President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated and (since
                                                              May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.,
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------------
 Richard A. Huber      3/26/63  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Institutional Advisory
 Chicago, IL 60606                                            Corp. (since March 1998)
                                                              and Nuveen Advisory
                                                              Corp. (since January
                                                              1997); prior thereto,
                                                              Vice President and
                                                              Portfolio Manager of
                                                              Flagship Financial, Inc.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp.;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary of The John
                                                     Nuveen Company and (since
                                                     January 1997) Nuveen Asset
                                                     Management Inc.; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp., Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of John Nuveen & Co.
                                                     Incorporated; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management
                                                     Inc.; Chartered Financial
                                                     Analyst.

--------------------------------------------------------------------------------

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Ad-visory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 29, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any com-pensation from the Trust.

                                                            Total Compensation
                                             Aggregate          From Trust
                                            Compensation   and Fund Complex paid
      Name of Trustee                     from the Fund(1)  to the Trustees(2)
      ---------------                     ---------------- ---------------------
      Robert P. Bremner..................       $109              $72,000
      Lawrence H. Brown..................       $118              $78,750
      Anne E. Impellizzeri...............       $109              $72,000
      Peter R. Sawers....................       $110              $74,500
      William S. Schneider...............       $109              $72,000
      Judith M. Stockdale................       $109              $72,000

--------

(1) The compensation paid (but not including amounts deferred) to the indepen-dent trustees for the fiscal year ended February 29, 2000 for services to the Fund.

(2) Based on the compensation paid (including any amounts deferred) to the in-dependent trustees for the fiscal year ended February 29, 2000 for services to the open-end and closed-end funds advised by NAC.

Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $250 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and ex-penses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no em-ployees other than its officers, all of whom are compensated by NAC or Nuveen.

The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activ-ities of their community. These programs include a matching contributions pro-gram and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the charitable contributions pro-gram of JNC. Under the matching program, JNC will match the personal contribu-tions of a trustee to Section 501(c)(3) organizations up to an aggregate maxi-mum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.

The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of May 31, 2000, is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.

                                                                   Percentage of
        Name of Fund              Name and Address of Owner          Ownership
--------------------------------------------------------------------------------
 Nuveen New York Tax-Exempt Sandra Bass..........................     16.13%
  Money Market Fund         47 Deer Park Rd.
                            Great Neck, NY 11024-2138

                            Estate of Edith Atlas................     14.54%
                            Exec Sandra Bass
                            Exec Morton Bass
                            185 Great Neck Rd.
                            Great Neck, NY 11021-3312

                            Morton Bass..........................     10.13%
                            47 Deer Park Rd.
                            Great Neck, NY 11024-2138

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the Fund's assets. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Who Man-ages the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rate set forth below, which are based on the Fund's average daily net assets:

Average Daily Net Assets  Management Fee
----------------------------------------
First $125M                 0.4000 of 1%
Next $125M                  0.3875 of 1%
Next $250M                  0.3750 of 1%
Next $500M                  0.3625 of 1%
Next $1B                    0.3500 of 1%
Over $2B                    0.3250 of 1%

Through December 31, 1999, Nuveen Advisory had undertaken to reimburse Fund ex-penses in an amount necessary to limit total operating expenses to .55 of 1% of the Fund's daily net assets. Thereafter, Nuveen Advisory may choose to modify, continue or discontinue these reimbursements at its sole discretion.

Before June 25, 1999, Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net assets:

Average Daily Net Assets    Management Fee
------------------------------------------
For the first $500 million    .400 of 1%
For the next $500 million     .375 of 1%
For assets over $1 billion    .350 of 1%

For the periods before June 25, 1999, Nuveen Advisory had agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses (including Nuveen Advisory's manage-ment fee, but excluding interest, taxes, fees incurred in acquiring and dispos-ing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from ex-ceeding .55 of 1% of the average daily net assets of the Fund. Nuveen Advisory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, as its predecessor, paid net management fees to Nuveen Advisory as follows:

          Management Fees                                Fee Waivers and
    Net of Expense Reimbursement                   Expense Reimbursements from
   Paid to Nuveen Advisory for the                     Nuveen Advisory for
             Year Ended                                   the Year Ended
 ----------------------------------------        --------------------------------------------
 2/28/98        2/28/99          2/29/00         2/28/98         2/28/99          2/29/00
 --------       -------          -------         -------         -------          -------
  $15,559      $76,485          $29,067          $95,248         $54,959         $101,182

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have in-vested to date in Nuveen's funds and trusts. Founded 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its af-filiates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that all portfolio transactions will be effected on a princi-pal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, fur-nish research information (primarily credit analyses of issuers) and statisti-cal and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory will be primarily re-sponsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the forego-ing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies or other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Trustees that the benefits available from Nuveen Advisory's organization outweigh any disadvantage that may arise from exposure to simulta-neous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 4:00 p.m., Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of the amortized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review may be obtained from a pricing agent approved by the Board of Trustees. The Board has selected Nuveen Advisory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will monitor Nuveen Advisory to see that the guidelines are fol-lowed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of com-parable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation between the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiat-ed. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or exist-ing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio ma-turity; withholding dividends or payment of distributions from capital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

                                  TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for tax treatment as a regulated investment company. In order to qualify as regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securi-ties loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from op-tions and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diver-sify its holdings so that, at the close of each quarter of its taxable year,
(i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated in-vestment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders in any taxable year for which the Fund distributes at least 90% of the sum of
(i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its short-term capital loss) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt interest income over certain disallowed deduc-tions).

The Fund also intends to satisfy conditions which will enable it to designate certain distributions as exempt interest dividends. Shareholders receiving ex-empt interest dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon sale or redemption of the security will be treated as taxable inter-est income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income con-sists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the fund owned the investment. Early in each year, you will receive a statement detailing the amount and nature of all capital gains that you were paid during the prior year.

In the very unlikely event that the fund realizes capital gains or ordinary in-come subject to regular federal income tax, it will pay any capital gains or other taxable distributions annually in December.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, (other than inter-est income from tax-exempt securities) and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the fa-cilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Funds may not be appropriate investments for sharehold-ers who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility fi-nanced from the proceeds of private activity bonds includes a "non-exempt per-son who regularly uses a part of such facility in his trade or business." "Re-lated persons" are in general defined to include persons among whom there ex-ists a relationship either by family or business, which would result in a dis-allowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (including their spouses and minor children) and an S corporation and each of its share-holders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For addi-tional information, investors should consult their tax advisers before invest-ing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of the Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to Federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds the adjusted base amount are required to include in gross income up to 85% of their social security or railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to transac-tions of the Fund. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders.

State Tax Matters

The following is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Fund, and assumes that the Fund will be qualified as a regulated invest-ment company under Subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

Individual shareholders of the Fund who are subject to New York State and/or New York City personal income taxation will not be required to include in their New York adjusted gross income that portion of their dividends which (1) are attributable to interest on any obligations of New York or its political subdi-visions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under fed-eral law, and (2) are designated by the Fund as New York exempt-interest divi-dends in a written notice to shareholders not later than 60 days after the close of the Fund's taxable year. Dividends which are not designated as New York exempt-interest dividends will be included in New York adjusted gross income as ordinary income. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest divi-dends (as determined for federal income tax purposes), distributions of ex-empt-interest dividends (as determined for federal income tax purposes) which are derived from interest on municipal obligations issued by governmental au-thorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York ad-justed gross income as ordinary income.

Distributions to individual shareholders of capital gain dividends (as deter-mined for federal income tax purposes) will be included in their New York ad-justed gross income as capital gains. Distributions to individual shareholders of the New York Fund of dividends derived from any net income received from taxable temporary investments and any net realized short-term capital gains will be included in their New York adjusted gross income as ordinary income. Present New York law taxes long-term capital gains at the rates applicable to ordinary income.

Gain or loss, if any, resulting from an exchange or redemption of shares of the New York Fund that is recognized by individual shareholders of the New York Fund for federal income tax purposes will be recognized for purposes of New York State and/or New York City personal income taxation.

Generally, corporate shareholders which are subject to New York State fran-chise taxation (or New York City general corporation taxation) will be taxed upon their entire net income, business and investment capital, or at a flat rate minimum tax. Entire net income will include dividends received from the Fund, as well as any gain or loss recognized from an exchange or redemption of Fund shares that is recognized for federal income tax purposes. Investment capital will include the corporate shareholder's shares of the Fund.

Fund shares will be exempt from local property taxes in New York State and New York City, but will be includible in the New York gross estate of a deceased individual holder who is a resident of New York for purposes of the New York Estate Tax.

The foregoing is a general and abbreviated summary of some of the important state tax provisions of designated states presently in effect as they directly govern the taxation of the Funds or their shareholders. The foregoing state tax information assumes that each Fund qualifies as a regulated investment company for federal income tax purposes under subchapter M of the Code, and that the amounts so designated by each Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code. These state provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Funds. Shareholders of the Funds are advised to consult their own tax advisers in that regard.

                            PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The "yield " of the Fund re-fers to the rate of income generated by an investment in the series over a specified seven-day period, expressed as an annualized figure. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the series' yield on an after-tax basis for an investor in a stated bracket) often the bracket with the highest marginal tax rate). A taxable equivalent yield quotation for a given series will be higher than the yield or the effective yield quotation for the series. The yield figures will fluctuate over time. A comparison of tax-exempt and taxable equivalent yields is one ele-ment to consider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare the then current yield as of the most recent quarter of the Fund with the yield on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money mar-ket accounts are insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term taxable debt market. The investment characteristics of the Fund are described more fully elsewhere in this Prospectus.

Any given performance quotation or performance comparison for the fund is based on historical earnings and should not be considered as representative of the performance of the fund for any future period.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the series' net invest-ment income per share for the period is divided by the price per share (ex-pected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by seven and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the series' net investment income per share in-cludes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

Effective yield is calculated by taking the base period return (computed as de-scribed above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return +1) 365/7 -1. Based on the seven-day period ended February 29, 2000, the yield and effective yield was 2.99% and 3.04%, respectively.

Taxable equivalent yield is computed by dividing that portion of the fund's yield which is tax-exempt by 1 minus the stated combined federal and state in-come tax rate and adding the result to that portion, if any, of the yield of the fund that is not tax-exempt. Based upon (1) a combined 2000 federal and New York income tax of 43.5%, and (2) the yield for the fund as described above for the seven-day period ended February 29, 2000, the taxable equivalent yield for the fund for that period was 5.29%.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.

In reports or other communications to shareholders or in advertising and sales literature, the fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-time taxable debt market.

The following tables show the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

                       2.50%   3.00%   3.50%   4.00%   4.50%   5.00%
              2.00%    Tax-    Tax-    Tax-    Tax-    Tax-    Tax-
   Taxable   Tax-Free  Free    Free    Free    Free    Free    Free
---------------------------------------------------------------------
    3.00%    $ 51,750 $41,400 $34,500 $29,571 $25,875 $23,000 $20,700
---------------------------------------------------------------------
    4.00%    $ 69,000 $55,200 $46,000 $39,429 $34,500 $30,667 $27,600
---------------------------------------------------------------------
    5.00%    $ 86,250 $69,000 $57,500 $49,286 $43,125 $38,333 $34,500
---------------------------------------------------------------------
    6.00%    $103,500 $82,800 $69,000 $59,143 $51,750 $46,000 $41,400
---------------------------------------------------------------------
    7.00%    $120,750 $96,600 $80,500 $69,000 $60,375 $53,667 $48,300
---------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

Taxable Equivalent Yield Tables

The following tables show the combined effects for individuals of federal, state and local income taxes on:

 . what you would have to earn on a taxable investment to equal a given tax-free yield; and

 . the amount that those subject to a given combined tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.

These tables are for illustrative purposes only and are not intended to predict the actual return you might earn on a Fund investment. The Fund occasionally may advertise their performance in similar tables using other current combined tax rates than those shown here. The combined tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 2000 marginal federal tax rates and marginal state tax rates cur-rently available and scheduled to be in effect, and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The table assumes that federal taxable income is equal to state income subject to tax, and for cases in which more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The tables assume taxpayers are not subject to any al-ternative minimum taxes and deduct any state income taxes paid on their federal income tax returns. Unless noted otherwise, the tables do not reflect any local taxes or any taxes other than personal income taxes. They also reflect the ef-fect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deduc-tions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions with certain exceptions. The combined tax rates shown here may be higher or lower than your actual combined tax rate.

Combined federal and New York state marginal tax rates for joint taxpayers with four personal exemptions

                             Federal   Combined           Tax-Free Yield
           Federal          Adjusted  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
           Taxable             Gross    Federal ----  ----  ----  ----  ----  ----  ----
            Income            Income Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------------
  $      0- 43,850  $      0-100,000      21.0% 2.53  3.16  3.80  4.43  5.06  5.70  6.33
                     100,000-128,950      22.0  2.56  3.21  3.85  4.49  5.13  5.77  6.41
    43,850-105,950         0-100,000      33.0  2.99  3.73  4.48  5.22  5.97  6.72  7.46
                     100,000-128,950      34.0  3.03  3.79  4.55  5.30  6.06  6.82  7.58
                     128,950-150,000      35.0  3.08  3.85  4.62  5.38  6.15  6.92  7.69
                     150,000-193,400      34.0  3.03  3.79  4.55  5.30  6.06  6.82  7.58
   105,950-161,450         0-100,000      35.5  3.10  3.88  4.65  5.43  6.20  6.98  7.75
                     100,000-128,950      37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
                     128,950-150,000      38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
                     150,000-193,400      36.5  3.15  3.94  4.72  5.51  6.30  7.09  7.87
                     193,400-315,900      39.5  3.31  4.13  4.96  5.79  6.61  7.44  8.26
   161,450-288,350   128,950-150,000      42.5  3.48  4.35  5.22  6.09  6.96  7.83  8.70
                     150,000-193,400      41.5  3.42  4.27  5.13  5.98  6.84  7.69  8.55
                     193,400-315,900      44.5  3.60  4.50  5.41  6.31  7.21  8.11  9.01
                        Over 315,900      41.5  3.42  4.27  5.13  5.98  6.84  7.69  8.55
      Over 288,350   193,400-315,900      48.5  3.88  4.85  5.83  6.80  7.77  8.74  9.71
                        Over 315,900      45.0  3.64  4.55  5.45  6.36  7.27  8.18  9.09
-----------------------------------------------------------------------------------------

Combined federal and New York state marginal tax rates for single taxpayers with one personal exemption

                             Federal
           Federal          Adjusted   Combined           Tax-Free Yield
           Taxable             Gross  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
            Income            Income    Federal ----  ----  ----  ----  ----  ----  ----
         (1,000's)         (1,000's) Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------------
  $       0-26,250  $      0-100,000      21.0% 2.53  3.16  3.80  4.43  5.06  5.70  6.33
                     100,000-128,950      21.5  2.55  3.18  3.82  4.46  5.10  5.73  6.37
     26,250-63,550         0-100,000      33.0  2.99  3.73  4.48  5.22  5.97  6.72  7.46
                     100,000-128,950      33.5  3.01  3.76  4.51  5.26  6.02  6.77  7.52
    63,550-132,600         0-100,000      33.5  3.10  3.88  4.65  5.43  6.20  6.98  7.75
                     100,000-128,950      36.5  3.15  3.94  4.72  5.51  6.30  7.09  7.87
                     128,950-150,000      38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
                     150,000-251,450      37.5  3.20  4.00  4.80  5.60  6.40  7.20  8.00
   132,600-288,350   128-950-150,000      43.0  3.51  4.39  5.26  6.14  7.02  7.89  8.77
                     150,000-251,450      42.5  3.48  4.35  5.22  6.09  6.96  7.83  8.70
                        Over 251,450      41.5  3.42  4.27  5.13  5.98  6.84  7.69  8.55
      Over 288,350      Over 251,450      45.0  3.64  4.55  5.45  6.36  7.27  8.18  9.09
-----------------------------------------------------------------------------------------

** The table reflects the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal state income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000. Although the table does reflect the ef-fect of the state limitation on itemized deductions that corresponds to the federal limitation, it does not reflect additional limitations under which a New York taxpayer could lose up to an additional 50 percent of his otherwise allowable itemized deductions, because the effect of this limitation varies according to the particular amount of his itemized deductions. The applica-tion of this limit may result in a higher tax rate than indicated in the ta-ble for joint taxpayers with a New York adjusted gross income of $200,000 to $250,000 or $475,000 to $525,000 or single taxpayers with a New York adjusted gross income of $100,000 to $150,000 or $475,000 to $525,000. The table as-
  sumes that a taxpayer's New York adjusted gross income equals his federal ad-justed gross income. The table does not reflect the treatment of various state and city tax credits that could affect the tax rate of particular New York taxpayers.

Combined federal, New York state and New York City marginal tax rates for joint taxpayers with four personal exemptions

                      Federal   Combined           Tax-Free Yield
    Federal          Adjusted  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50%  5.00%
    Taxable             Gross    Federal ----  ----  ----  ----  ----  ----  -----
     Income            Income Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------
  $      0-
     43,850  $      0-100,000      24.0% 2.63  3.29  3.95  4.61  5.26  5.92   6.58
              100,000-128,950      25.5  2.68  3.36  4.03  4.70  5.37  6.04   6.71
    43,850-
    105,950         0-100,000      35.5  3.10  3.88  4.65  5.43  6.20  6.98   7.75
              100,000-128,950      37.0  3.17  3.97  4.76  5.56  6.35  7.14   7.94
              128,950-150,000      38.0  3.23  4.03  4.84  5.65  6.45  7.26   8.06
              150,000-193,400      36.5  3.15  3.94  4.72  5.51  6.30  7.09   7.87
   105,950-
    161,450         0-100,000      38.5  3.25  4.07  4.88  5.69  6.50  7.32   8.13
              100,000-128,950      39.5  3.31  4.13  4.96  5.79  6.61  7.44   8.26
              128,950-150,000      40.5  3.36  4.20  5.04  5.88  6.72  7.56   8.40
              150,000-193,400      39.5  3.31  4.13  4.96  5.79  6.61  7.44   8.26
              193,400-315,900      42.0  3.45  4.31  5.17  6.03  6.90  7.76   8.62
   161,450-
    288,350   128,950-150,000      45.0  3.64  4.55  5.45  6.36  7.27  8.18   9.09
              150,000-193,400      44.0  3.57  4.46  5.36  6.25  7.14  8.04   8.93
              193,400-315,900      47.0  3.77  4.72  5.66  6.60  7.55  8.49   9.43
                 Over 315,900      44.0  3.57  4.46  5.36  6.25  7.14  8.04   8.93
       Over
    288,350   193,400-315,900      50.5  4.04  5.05  6.06  7.07  8.08  9.09  10.10
                 Over 315,900      47.5  3.81  4.76  5.71  6.67  7.62  8.57   9.52
-----------------------------------------------------------------------------------

Combined federal, New York state and New York City marginal tax rates for sin-gle taxpayers with one personal exemption

                             Federal   Combined           Tax-Free Yield
           Federal          Adjusted  State and 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
           Taxable             Gross    Federal ----  ----  ----  ----  ----  ----  ----
            Income            Income Tax Rate**      Taxable Equivalent Yield
-----------------------------------------------------------------------------------------
  $      0- 26,250  $      0-100,000      24.0% 2.63  3.29  3.95  4.61  5.26  5.92  6.58
                     100,000-128,950      24.5  2.65  3.31  3.97  4.64  5.30  5.96  6.62
    26,250- 63,550         0-100,000      35.5  3.10  3.88  4.65  5.43  6.20  6.98  7.75
                     100,000-128,950      36.0  3.13  3.91  4.69  5.47  6.25  7.03  7.81
    63,550-132,600         0-100,000      38.5  3.25  4.07  4.88  5.69  6.50  7.32  8.13
                     100,000-128,950      39.0  3.28  4.10  4.92  5.74  6.56  7.38  8.20
                     128,950-150,000      40.5  3.36  4.20  5.04  5.88  6.72  7.56  8.40
                     150,000-251,450      40.0  3.33  4.17  5.00  5.83  6.67  7.50  8.33
   132,600-288,350   128,950-150,000      45.0  3.64  4.55  5.45  6.36  7.27  8.18  9.09
                     150,000-251,450      44.5  3.60  4.50  5.41  6.31  7.21  8.11  9.01
                        Over 251,450      44.0  3.57  4.46  5.36  6.25  7.14  8.04  8.93
      Over 288,350      Over 251,450      47.5  3.81  4.76  5.71  6.67  7.62  8.57  9.52
-----------------------------------------------------------------------------------------

  For an after-tax return
  equal to that provided by            Your tax-free investment may be less*
  a                                2.0%     2.5%     3.0%     3.5%     4.0%     4.5%     5.0%
---------------------------------------------------------------------------------------------
  $50,000 in a 3% taxable
   investment                 $ 48,000  $38,400  $32,000  $27,429  $24,000  $21,333  $19,200
  $50,000 in a 4% taxable
   investment                   64,000   51,200   42,667   36,571   32,000   28,444   25,600
  $50,000 in a 5% taxable
   investment                   80,000   64,000   53,333   45,714   40,000   35,556   32,000
  $50,000 in a 6% taxable
   investment                   96,000   76,800   64,000   54,857   48,000   42,667   38,400
  $50,000 in a 7% taxable
   investment                  112,000   89,600   74,667   64,000   56,000   49,778   44,800
---------------------------------------------------------------------------------------------

*The dollar amounts in the table reflect a 36.0% combined federal and state tax rate.

For example, $50,000 in a 5% taxable investment earns the same after-tax return as $45,714 in a 3.5% tax-free Nuveen investment.

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Exchange Privileges

You may exchange shares of the Fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory or Nuveen Institutional Advisory (the "Nuveen Funds"), into an identically registered account, provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange Fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be car-ried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Defined Portfolio distributions (and any dividends thereon) may be ex-changed for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be ex-changed were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans Day), ex-changes of shares of one of those funds for shares of the fund may not be ef-fected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the Fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone exchange privi-leges, you must indicate this in the "Telephone Services" section of your Ac-count Application or otherwise notify the Fund in writing of your desire.

Additional Information
An account will be maintained for each shareholder of record in the Fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

A fee of 1% of the current market value of any shares represented by a certifi-cate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or de-stroyed certificate.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Telephone Redemption via Fund Directsm
To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a written request to the Fund signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund.

Proceeds of share redemptions made by Fund Direct will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Bos-ton or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

You may make Fund Direct redemption requests by calling Nuveen at (800) 257-8787. If a telephone redemption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is effected on the following business day. For redemption re-quests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second business day following the request. For all redemptions, you will typically receive your Funds within three business days after your redemption is effected.

How to Change Authorized Redemption Instructions
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its op-tion, may limit the timing, amount or frequency of these redemptions. This pro-cedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

Redemption in Kind
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Trustees re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices
The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stock and cash, and may seek to participate in programs that recommend a portion of their assets be invested in money mar-ket instruments.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                                  SERVICE PLAN

The Fund has adopted a Service Plan Pursuant to Rule 12b-1 under the 1940 Act. The Plan was adopted by the Board of Trustees, including a majority of direc-tors who are not interested persons and who have no direct or indirect finan-cial interest in the Plan, and approved by shareholders.

Under the Plan, the Fund pays an annual fee of .25% of the average daily net assets of serviced accounts to reimburse Nuveen for compensating authorized dealers, including Nuveen, for providing ongoing services to shareholders. Such services generally include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answer-ing shareholder inquiries. Under the Plan, the Fund pays the entire amount of the fees. Nuveen may, in its discretion and from its own resources, pay certain firms additional amounts for services rendered to shareholders.

Under the Plan, the Controller of the Fund will report quarterly to the Board of Trustees for its review amounts expended for services rendered under the Plan. The Plan may be terminated at any time, without the payment of any penal-ty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of the applicable series of each Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no di-rect or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under ap-plicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is intended to benefit the Fund by pro-moting the sale of Fund shares, which in turn leads to economies of scale and helps assure the continued viability of the Fund. The Plan may not be amended to increase materially the cost which the Fund may bear under the Plan without the approval of the shareholders. Any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the pur-pose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Fund will be committed to the discretion of the non-interested trustees then in office. Nuveen's compensation under the Plan is not based on Nuveen's expense incurred in providing services to shareholders.

No trustee nor any interested person of the Fund has any direct or indirect fi-nancial interest in the Plan or any agreement related to the Plan.

For the fiscal year ended February 29, 2000, the Fund, and its predecessor, paid 12b-1 fees in the amount of $58,581.

                 OTHER INFORMATION REGARDING SHARES OF THE FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Fund promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distributing securities. Since the only functions of banks who may be engaged as financial service firms is to perform administrative shareholder servicing functions, the Fund believes that such laws should not preclude a bank from performing share-holder services. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidi-aries or affiliates, as well as judicial or administrative decisions or inter-pretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from providing services to shareholders, its shareholder customers would be permitted to remain shareholders and alternative means for continuing the servicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated February 1, 1999 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the dis-tribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial in-termediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the Fund's then effective registration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activ-ities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional informa-tion to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of conces-sions to dealers. Expenses incurred in registering the Fund and its shares un-der federal and state securities laws are paid by the Fund.

                              FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

Statement of Additional Information

June 28, 2000
Nuveen Money Market Trust
333 West Wacker Drive
Chicago, Illinois 60606

Nuveen Money Market Trust
NUVEEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Institutional Tax-Exempt Money Market Fund dated June 28, 2000. The Pro-spectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written re-quest to the Fund, c/o. John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-11
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-16
------------------------------------------------------------
Portfolio Transactions                                  S-17
------------------------------------------------------------
Net Asset Value                                         S-18
------------------------------------------------------------
Tax Matters                                             S-20
------------------------------------------------------------
Performance Information                                 S-23
------------------------------------------------------------
Additional Information About Purchases and Sales        S-25
------------------------------------------------------------
Other Information Regarding Shares of the Fund          S-27
------------------------------------------------------------
Financial Statements                                    S-28
------------------------------------------------------------

                         Investment Adviser        Independent Public
Principal Underwriter    Nuveen Advisory Corp.,    Accountants
John Nuveen & Co.        Subsidiary of             for the Fund
Incorporated             John Nuveen & Co.         Arthur Andersen LLP
                         Incorporated              33 West Monroe Street
Chicago:                 333 West Wacker Drive     Chicago, Illinois 60603
333 West Wacker Drive    Chicago, Illinois 60606
Chicago, Illinois 60606                            Transfer and Dividend
(312) 917-7700           Custodian                 Disbursing Agent Chase
                                                   Global Funds Services
                                                   Company

                         The Chase Manhattan Bank
New York:                4 New York Plaza
10 East 50th Street      New York, New York 10004  P.O. Box 5186
New York, New York 10022                           New York, New York 10274
(212) 207-2000

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

                 INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The Fund's investment objective and certain fundamental policies are described in the Prospectus. The Fund, as a fundamental policy, may not:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments as those terms are defined in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, and in some cases state and local income taxes;

(2) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;

(3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings are outstanding, no net purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with the Fund's investment objective, policies, and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short term credits as are necessary for the clearance of trans-actions;

(11) Invest more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitations shall not be applica-ble to the purchase of Municipal Obligations and obligations issued or guaran-teed by the U.S. government, its agencies or instrumentalities;

For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior or unrelated governmental entity or other entity it shall be included in the com-putation of securities owned that are issued by such governmental entity or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, including secu-rities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information

The Nuveen Money Market Trust (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999. The Fund (formerly, the Nuveen Tax-Exempt Money Market Fund, Inc. is an open-end, diversified management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. The Fund is a separate series issuing its own shares. The Trust cur-rently has four series. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. How-ever, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust fur-ther provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obliga-tions of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its ob-ligations. The Trust believes the likelihood of these circumstances is remote.

Fund Shares represent an interest in the same portfolio of investments of the Fund. Fund Shares have equal rights as to voting, redemption, dividends and liquidaton, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Fund have the right to es-tablish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain secu-rities in which the Fund may invest:

Municipal Obligations. The Fund invests in debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, in-cluding the construction of such public facilities as airports, bridges, high-ways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which these securities may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and fa-cilities. In addition, the Fund may invest in certain industrial development bonds and pollution control bonds.

Two principal classifications of these securities (some called Municipal Obli-gations) are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facili-ties or, in some cases, from the proceeds of a special excise or other spe-cific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those men-tioned above.

The yields on Municipal Obligations are dependent on a variety of factors, in-cluding the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Consequently, Municipal Obligations with the same ma-turity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda ex-tending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as antici-pated revenues from another level of government, could adversely affect an is-suer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obli-gations could affect the ability of the issuer to pay the principal and inter-est on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development Bonds (IDBs) and Pollution Control Bonds (PCBs) are is-sued by or on behalf of public authorities to finance various privately-rated facilities. Typically the interest paid on these bonds is included within the term municipal obligation if the interest paid thereon is exempt from federal income tax.

Variable and Floating Rate Instruments--Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permit-ting the Fund to recover the full principal amount thereof upon specified no-tice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. The bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligation subject to certain conditions specified by the Se-curities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such in-struments and will similarly monitor the ability of an obligor under the demand arrangement, including demand obligors as to instruments supported by bank let-ters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be un-conditional and unqualified. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be val-ued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to ma-turity otherwise available for the same securities). The maturity of a Munici-pal Obligation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund's rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

When-Issued or Delayed-Delivery Securities--The Fund may purchase and sell Mu-nicipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transac-tions normally settle within 30-45 days.) On such transactions the payment ob-ligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securi-ties is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to pur-chase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Like-wise, at the time the Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a de-layed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-is-sued or delayed-delivery securities, such assets to be segregated by the Cus-todian specifically for the settlement of such commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or de-layed- delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before de-livery any gain or loss would not be tax-exempt.

Taxable Investments

Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch (Aaa or Aa, AAA or AA, or AAA or AA, respectively); commercial paper rated in the highest grade by either Moody's or S&P (Prime-1 or A-1, respectively); certificates of deposit of do-mestic banks with assets of $1 billion or more; and Municipal Obligations and U.S. government obligations subject to short-term repurchase agreements.

Subject to the limitations described in the Prospectus, the Fund may invest in the following taxable investments:

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes, and bonds.

--Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years.

--Treasury bonds are longer-term interest-bearing obligations with original maturities of five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United

States government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. corpo-rations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opin-ion of Nuveen Advisory represent minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral de-clines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the col-lateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to in-crease the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for municipal securities are Aaa and Aa. Mu-nicipal securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal securities which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated municipal securities. The Aaa and Aa rated municipal securities comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for municipal securities are AAA and AA. Munici-pal securities rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and inter-est is very strong and such bonds differ from AAA issues only in small degree.

The two highest ratings of Fitch for municipal securities are AAA and AA. Mu-nicipal Securities rated AAA have an exceptionally strong capacity to pay prin-cipal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong, although not quite as strong as bonds rated AAA.

The highest rating of Moody's and S&P for federally tax-exempt short-term loans and notes is VMIG-1 or MIG-1 and SP-1, respectively. Obligations designated VMIG-1 and MIG-1 are the best quality, enjoying strong protection from estab-lished cash flows for their servicing or from established and broad-based ac-cess to the market for refinancing, or both. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated Prime-1 by Moody's or A-1 by S&P. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior capacity for repayment of short-term obligations normally evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed finan-cial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. The designation A-1 indicates that the degree of safety regarding timely payment is very strong.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT


The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has seven trustees, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.


------------------------------------------------------------------------------------
                              Date of Positions and         Principal Occupations
 Name and Address             Birth   Offices with Fund     During Past Five Years
------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*     3/28/49 Chairman of the Board Chairman since July 1,
 333 West Wacker Drive                and President         1996 of The John Nuveen
 Chicago, IL 60606                    Trustee               Company, John Nuveen &
                                                            Co. Incorporated, Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp., prior
                                                            thereto Executive Vice
                                                            President and Director
                                                            of The John Nuveen
                                                            Company and John Nuveen
                                                            & Co. Incorporated;
                                                            Director of Nuveen
                                                            Advisory Corp. (since
                                                            1992) and Nuveen
                                                            Institutional Advisory
                                                            Corp.; Chairman and
                                                            Director (since January
                                                            1997) of Nuveen Asset
                                                            Management, Inc.;
                                                            Director (since 1996) of
                                                            Institutional Capital
                                                            Corporation; Chairman
                                                            and Director of
                                                            Rittenhouse Financial
                                                            Services Inc. (since
                                                            1999); Chief Executive
                                                            Officer (since September
                                                            1999) of Nuveen Senior
                                                            Loan Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Robert P. Bremner            8/22/40 Trustee               Private Investor and
 3725 Huntington Street, N.W.                               Management Consultant.
 Washington, D.C. 20015

------------------------------------------------------------------------------------
 Lawrence H. Brown            7/29/34 Trustee               Retired (August 1989) as
 201 Michigan Avenue                                        Senior Vice President of
 Highwood, IL 60040                                         The Northern Trust
                                                            Company

------------------------------------------------------------------------------------
 Anne E. Impellizzeri         1/26/33 Trustee               President and Chief
 3 West 29th Street                                         Executive Officer of
 New York, NY 10001                                         Blanton-Peale Institutes
                                                            of Religion and Health
                                                            (since December 1990).
------------------------------------------------------------------------------------
 Peter R. Sawers              4/3/33  Trustee               Adjunct Professor of
 22 The Landmark                                            Business and Economics,
 Northfield, IL 60093                                       University of Dubuque,
                                                            Iowa; Adjunct Professor,
                                                            Lake Forest Graduate
                                                            School of Management,
                                                            Lake Forest, Illinois.
------------------------------------------------------------------------------------
 William J. Schneider         9/24/44 Trustee               Senior Partner and Chief
 4000 Miller-Valentine Ct.                                  Operating Officer,
 P.O. Box 744                                               Miller-Valentine
 Dayton, OH 45401                                           Partners; Vice
                                                            President, Miller-
                                                            Valentine Group, a
                                                            development and contract
                                                            company; Member
                                                            Community Advisory
                                                            Board, National City
                                                            Bank, Dayton, Ohio.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                       Date of  Positions and                 Principal Occupations
 Name and Address      Birth    Offices with Fund             During Past Five Years
--------------------------------------------------------------------------------------
 Judith M. Stockdale   12/29/47 Trustee                       Executive Director,
 35 E. Wacker Drive                                           Gaylord and Dorothy
 Suite 2600                                                   Donnelley Foundation
 Chicago, IL 60601                                            (since 1994); prior
                                                              thereto, Executive
                                                              Director, Great Lakes
                                                              Protection Fund (from
                                                              1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire     12/28/60 Vice President and            Senior Vice President
 333 West Wacker Drive          Assistant Secretary           and General Counsel
 Chicago, IL 60606                                            (since September 1997)
                                                              and Secretary (since May
                                                              1998) of The John Nuveen
                                                              Company, John Nuveen &
                                                              Co. Incorporated, Nuveen
                                                              Advisory Corp. and
                                                              Nuveen Institutional
                                                              Advisory Corp., Senior
                                                              Vice President and
                                                              Secretary (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.; prior
                                                              thereto, Partner in the
                                                              law firm of Kirkland &
                                                              Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo     11/28/67 Vice President and            Vice President of John
 333 West Wacker Drive          Treasurer                     Nuveen & Co.
 Chicago, IL 60606                                            Incorporated (since
                                                              January 1999), prior
                                                              thereto. Assistant Vice
                                                              President (from January
                                                              1997); formerly,
                                                              Associate of John Nuveen
                                                              & Co. Incorporated; Vice
                                                              President and Treasurer
                                                              (since September 1999)
                                                              of Nuveen Senior Loan
                                                              Asset Management Inc.;
                                                              Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern     6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            January 1997); prior
                                                              thereto, Vice President
                                                              and Portfolio Manager of
                                                              Flagship Financial.

--------------------------------------------------------------------------------------
 Lorna C. Ferguson     10/24/45 Vice President                Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated; Vice
                                                              President (since January
                                                              1998) of Nuveen Advisory
                                                              Corp. and Nuveen
                                                              Institutional Advisory
                                                              Corp.

--------------------------------------------------------------------------------------
 William M. Fitzgerald  3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp. (since
 Chicago, IL 60606                                            December 1995);
                                                              Assistant Vice President
                                                              of Nuveen Advisory Corp.
                                                              (from September 1992 to
                                                              December 1995), prior
                                                              thereto, Assistant
                                                              Portfolio Manager of
                                                              Nuveen Advisory Corp.

--------------------------------------------------------------------------------------
 Stephen D. Foy        5/31/54  Vice President and Controller Vice President of John
 333 West Wacker Drive                                        Nuveen & Co.
 Chicago, IL 60606                                            Incorporated and (since
                                                              May 1998) The John
                                                              Nuveen Company, Vice
                                                              President (since
                                                              September 1999) of
                                                              Nuveen Senior Loan Asset
                                                              Management Inc.,
                                                              Certified Public
                                                              Accountant.

--------------------------------------------------------------------------------------
 J. Thomas Futrell      7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                        Advisory Corp.;
 Chicago, IL 60606                                            Chartered Financial
                                                              Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of Positions and       Principal Occupations
 Name and Address        Birth   Offices with Fund   During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial, Inc.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Advisory Corp.;
                                                     Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Institutional
                                                     Advisory Corp.; Assistant
                                                     Secretary of The John
                                                     Nuveen Company and (since
                                                     January 1997) Nuveen Asset
                                                     Management Inc.; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since September
                                                     1996), Portfolio Manager
                                                     prior thereto of Nuveen
                                                     Advisory Corp., Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman    9/9/56  Vice President and  Vice President, Assistant
 333 West Wacker Drive           Secretary           Secretary and Associate
 Chicago, IL 60606                                   General Counsel formerly
                                                     Assistant General Counsel
                                                     of John Nuveen & Co.
                                                     Incorporated; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management
                                                     Inc.; Chartered Financial
                                                     Analyst.

--------------------------------------------------------------------------------

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets be-tween regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end funds and closed-end funds advised by Nuveen Institutional Ad-visory Corp. and two funds advised by Nuveen Senior Loan Asset Management. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended February 29, 2000. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any com-pensation from the Trust.

                                                  Deferred   Total Compensation
                                  Aggregate     Compensation  From  Trust and
      Name of Trustee            Compensation   Payable from Fund Complex Paid
      ---------------          from the Fund(1) the Fund(2)  to the Trustees(3)
                               ---------------- ------------ ------------------
      Robert P. Bremner.......      $  835         $  146         $44,000
      Lawrence H. Brown.......      $1,058         $   --         $44,000
      Anne E. Impellizzeri....      $   --         $1,019         $44,000
      Peter R. Sawers.........      $   --         $  975         $45,600
      William S. Schneider....      $   --         $1,008         $44,000
      Judith M. Stockdale.....      $  737         $  252         $44,000

--------

(1) The compensation paid (but not including amounts deferred) to the indepen-dent trustees for the fiscal year ended February 29, 2000 for services to the Fund.

(2) Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

(3) Based on the compensation paid (including any amounts deferred) to the in-dependent trustees for the fiscal year ended February 29, 2000 for services to the open-end and closed-end funds advised by NAC.

Each trustee who is not affiliated with NAC receives a $60,000 annual retainer for serving as a director or trustee of all funds for which NAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day which no regular Board meeting is held and a $250 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and ex-penses are allocated among the funds for which NAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no em-ployees other than its officers, all of whom are compensated by NAC or Nuveen.

The John Nuveen Company (JNC) maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activ-ities of their community. These programs include a matching contributions pro-gram and a direct contributions program. The independent trustees of the funds managed by NAC are eligible to participate in the chari-table contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contribu-tions Committee.

The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage of ownership of each person who, as of May 31, 2000, owns of record or is known by the Fund to own of record 5% or more of the Fund. The Fund believes that none of these shares are owned ben-eficially, but are held as agent for various accounts which are the beneficial owners.

                                                                Percentage of
      Name of Fund               Name and Address of Owner      Ownership
-----------------------------------------------------------------------------
      Nuveen Institutional Tax-
       Exempt                    JC Bradford & Co..............     6.40%
       Money Market Fund         Money Funds Operations
                                 Attn: Deborah Hornbuckle
                                 330 Commerce St.
                                 Nashville, TN 37201-1805

                                 Chase Manhattan Bank..........     5.31%
                                 One Chase Manhattan Plaza 16th
                                 Grand Central, NY 10017

            INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the assets of the Fund. Nuveen Ad-visory also administers the Trust's business affairs, provides office facili-ties and equipment and certain clerical, bookkeeping and administrative serv-ices, and permits any of its officers or employees to serve without compensa-tion as trustees or officers of the Trust if elected to such positions. See "Who Manages the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and the Trust, the Fund has agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net assets:

Average
Daily Net
Assets       Management Fee
---------------------------
First $125M     .4000 of 1%
Next $125M      .3875 of 1%
Next $250M      .3750 of 1%
Next $500M      .3625 of 1%
Next $1B        .3500 of 1%
Over $2B        .3250 of 1%

Through December 31, 1999, Nuveen Advisory had undertaken to reimburse Fund expenses in an amount necessary to limit total operating expenses to .45 of 1% of the Fund's daily net assets. Thereafter, Nuveen Advisory may chose to modi-fy, continue or discontinue these reimbursements at its sole discretion.

Before June 25, 1999, Nuveen Advisory's annual management fees were calculated at the rates set forth below, which are based on the Fund's average daily net assets:

Average Daily Net Assets    Management Fees
-------------------------------------------
For the first $500 million      .4000 of 1%
For the next $500 million       .3750 of 1%
For assets over $1 billion      .3500 of 1%
For assets over $2 billion      .3250 of 1%

For periods before June 25, 1999, Nuveen Advisory had agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund in or-der to prevent total operating expenses (including Nuveen Advisory's manage-ment fee, but excluding interest, taxes, fees incurred in acquiring and dis-posing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund. Nuveen Advisory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund, and its predecessor, paid management fees to Nuveen Advisory as follows:

         Management Fees Net
       of Expense Reimbursement                         Fee Waivers and Expense
       Paid to Nuveen Advisory                         Reimbursement from Nuveen
          for the Year Ended                          Advisory for the Year Ended
-------------------------------------------         --------------------------------------------
 2/28/98         2/28/99           2/29/00          2/28/98         2/28/99         2/29/00
----------      ----------         --------         -------         -------         --------
$1,993,848      $1,427,491         $878,492          $--             $--            $331,411

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have in-vested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. Overall, Nuveen and its affiliates manage or oversee more than $70 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders is placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund since its inception has effected all portfolio transactions on a prin-cipal (as opposed to an agency) basis and, accordingly, has not paid any bro-kerage commissions.

Purchases from underwriters include a commission or concession paid by the is-suer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on in-formation and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all Nuveen Advisory's other clients. While Nuveen Advisory will be primarily responsible for the placement of the Fund's business, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies for other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to si-multaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assum-ing a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of mar-ket prices for all of its portfolio instruments. Thus, if the use of the amor-tized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less in-vestment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, ma-turity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation be-tween the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in mate-rial dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appro-priate, including the sale of portfolio instruments prior to maturity to real-ize capital gains or losses or to shorten average portfolio maturity; withhold-ing dividends or payment of distributions from capital or capital gains; re-demption of shares in kind; or establishing a net asset value per share by us-ing available market quotations.

                                  TAX MATTERS

Federal Income Tax Matters

The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis, & Bockius LLP, counsel to the Trust.

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated invest-ment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of invest-ing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its tax-able year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other reg-ulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's to-tal assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets it in-vested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on any portion of its net income currently distributed to shareholders in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable inter-est, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss) and is re-duced by deductible expenses) and (ii) its "net tax-exempt interest" (the ex-cess of its gross tax-exempt interest income over certain disallowed deduc-tions).

The Fund also intends to satisfy conditions which will enable it to designate certain distributions, as Exempt Interest Dividends. Shareholders receiving Ex-empt Interest Dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon the sale or redemption of the security will be treated as taxable in-terest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to sharehold-ers in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the Fund owned the investment. Early in each year, you will receive a statement detailing the amount and nature of all capital gains that you were paid during the prior year.

In the very unlikely event that the Fund realizes capital gains or taxable in-come subject to regular federal income tax, it will pay any capital gains or other distributions in December.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of in-come designated as tax-exempt for any particular distribution may be substan-tially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or lesser than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over real-ized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, other than interest income from tax-exempt securities, and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Fund may not be an appropriate investment for sharehold-ers who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility fi-nanced from the proceeds of private activity bonds includes a "non-exempt per-son who regularly uses a part of such facility in his trade or business." "Re-lated persons" are in general defined to include persons among whom there ex-ists a relationship, either by family or business, which would result in a dis-allowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (including their spouses and minor children) and an S corporation and each of its share-holders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For addi-tional information, investors should consult their tax advisors before invest-ing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds the adjusted base amount are required to include in gross income up to 85% of their social security or railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State Tax Matters

The following is based on the advice of Morgan, Lewis & Bockius LLP, counsel to the Fund, and assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

The exemption from federal income tax for distributions which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxa-tion of such distributions, and shareholders of the Fund are advised to consult their own tax advisors in that regard.

                            PERFORMANCE INFORMATION

The historical performance of the Fund may be expressed in terms of "yield" or "effective yield." The "yield" of the Fund is based on the income generated by an investment in the Fund over a seven day period. The income is then annualized, i.e. the amount of the income generated by the investment during that week is assumed to be generated each week over a 52-week period and is ex-pressed as a percentage of the investment. "Effective yield" is calculated sim-ilarly except that, when annualized, the income earned by the investment is as-sumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an investor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equiv-alent yield quotation will be higher than the yield or the effective yield quo-tations. The Fund's yield and effective yield for the seven-day period ended February 29, 2000 were 3.31% and 3.36%, respectively. These measures of perfor-mance are described below.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: the Fund's net invest-ment income per share for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by 7 and multiplied by 365, and the resulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the Fund's net investment income per share includes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized capital gains or losses or unrealized appreciation or depreciation of investments.

The Fund's effective yield is calculated by taking the base period return (com-puted as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return + 1)/365///7/-1.

Taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by 1 minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Based upon (1) a 2000 federal income tax of 39.6%, and (2) the yield for the Fund as described above for the seven-day period ended February 29, 2000, the taxable equivalent yield for the Fund for that period was 5.48%.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper ranks mutual funds by over-all performance, investment objectives, and assets and assumes the reinvestment of dividends for the period covered. Donoghue's ranks investment results ac-cording to total return (annualized results net of management fees and ex-penses) and presents one year results as effective annual yields assuming rein-vestment of dividends. Any given performance quotation or performance compari-son should not be considered as representative of the Fund's performance for any future period.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are insured by an agency of the federal government.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

             2.00%    2.50%    3.00%    3.50%    4.00%    4.50%    5.00%
  Taxable   Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free
--------------------------------------------------------------------------
   3.00%    $ 51,750 $41,400  $34,500  $29,571  $25,875  $23,000  $20,700
--------------------------------------------------------------------------
   4.00%    $ 69,000 $55,200  $46,000  $39,429  $34,500  $30,667  $27,600
--------------------------------------------------------------------------
   5.00%    $ 86,250 $69,000  $57,500  $49,286  $43,125  $38,333  $34,500
--------------------------------------------------------------------------
   6.00%    $103,500 $82,800  $69,000  $59,143  $51,750  $46,000  $41,400
--------------------------------------------------------------------------
   7.00%    $120,750 $96,600  $80,500  $69,000  $60,375  $53,667  $48,300


*The dollar amounts in the table reflect a 31% federal income tax rate.

This table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax advisor to determine your actual tax rate.

                ADDITIONAL INFORMATION ABOUT PURCHASESAND SALES

Exchange Privileges
You may exchange shares of the Fund for shares of any other open-end management investment company with reciprocal exchange privileges (the "Nuveen Funds"), into an identically registered account provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a pe-riod of at least 15 days. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Defined Portfolio distributions (and any dividends thereon) may be exchanged for shares of the Fund or any other Nuveen Fund with-out a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veteran's
Day), exchanges of shares of one of those funds for shares of the Fund may not be affected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the Fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of any approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also make exchanges by telephone if a pre-authorized exchange authorization, as provided on the ac-count Application Form, is on file with Chase Global Funds Services Company, the Fund's shareholder service agent. The exchange privilege may be modified or discontinued at any time.

Additional Information
An account will be maintained for each shareholder of record in the Fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own sub-accounting, same day in-formation as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

A fee of 1% of the current market value of any shares represented by a certifi-cate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for issuance of the lost, stolen, or de-stroyed certificate.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Redemption in Kind
The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices
The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in money mar-ket instruments.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                 OTHER INFORMATION REGARDING SHARES OF THE FUND

Shareholders should note that when a Fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic rein-vestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Funds promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distributing securities. Since the only functions of banks who may be engaged as service or-ganizations is to perform administrative shareholder servicing functions, the Fund believes that such laws should not preclude a bank from acting as a serv-ice organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their sub-sidiaries or affiliates, as well as judicial or administrative decisions or in-terpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the ser-vicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated February 1, 1999 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Fund appointed Nuveen to be its agent for the dis-tribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial in-termediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the Funds then effective registration statement. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activ-ities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional informa-tion to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of conces-sions to dealers. Expenses incurred in registering the Fund and its shares un-der federal and state securities laws are paid by the Fund.

To help advisors and investors better understand and more efficiently use an investment in the Fund to reach their investment goals, the Fund and its spon-sor, Nuveen, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Fund, alone or in combination with an investment in other mutual Funds or unit investment trusts sponsored by Nuveen, to accumulate as-sets for future education needs or periodic payments such as insurance premi-ums. The Fund and its sponsor may produce software or additional sales litera-ture to promote the advantages of using the Fund to meet these and other spe-cific investor needs.

                              FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

                                                                     MAI-EX 6-00

ANNUAL REPORT February 29, 2000

                                                                  NUVEEN
                                                                     Investments

NUVEEN
MONEY MARKET
FUNDS



Money Market Fund

[Photo Appears Here]

            Contents
         1  Dear Shareholder
         3  Nuveen Money Market Fund Spotlight
         4  Portfolio of Investments
         6  Statement of Net Assets
         6  Statement of Operations
         7  Statement of Changes in Net Assets
         8  Notes to Financial Statements
        11  Financial Highlights
        12  Report of Independent Public Accountants
        13  Fund Information

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger Appears Here]

Timothy R. Schwertfeger
Chairman of the Board

"We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."

Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams--the things that matter most to you and how you can make them happen--or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations--to broaden your sphere of influence--to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality--for yourself and future generations.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices--choices that affect not only your loved ones today, but those your legacy will touch in the future.

        Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension--as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

        We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. I want to briefly report on the economic environment in which your Nuveen investment performed.

        The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.

        That was then; this is now.

                                                            ANNUAL REPORT page 1

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms directs the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research

 .  An active, value-oriented investment style

 .  The unmatched presence and trading leverage of a market leader.

        The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.

        In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000, and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate--the interest that banks charge each other on overnight loans--since June 1999.

        Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching--and reacting to--every announcement concerning economic statistics.

        Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

        Performance Review Your fund's assets are invested in a diversified portfolio of high-quality money market instruments that the management team believes present minimal credit risks. I'm pleased to report that despite market volatility, the Nuveen Money Market Fund continued to provide investors with attractive short-term rates. As of February 29, 2000, Nuveen Money Market Fund offered investors a 7-day yield of 4.68%. Please see the Fund Spotlight in this report for more information.

        In Closing We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.

        For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

        Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000


ANNUAL REPORT  page 2

NUVEEN MONEY MARKET FUND
Fund Spotlight as of February 29, 2000

Portfolio Statistics

Inception Date                     6/99
---------------------------------------
Net Assets                 $8.4 million
---------------------------------------
Average Weighted Maturity    13.08 days
---------------------------------------

Yields

SEC 7-Day Yield                   4.68%
---------------------------------------
SEC 30-Day Yield                  4.83%
---------------------------------------

Diversification (as a % of market value)

Basic Materials                     17%
---------------------------------------
Financials                          16%
---------------------------------------
Consumer Staples                    11%
---------------------------------------
Healthcare                          11%
---------------------------------------
Consumer Cyclicals                  10%
---------------------------------------
Utilities                            9%
---------------------------------------
Capital Goods                        7%
---------------------------------------
Industrial (Other)                   4%
---------------------------------------
Long-Term Care                       4%
---------------------------------------
Technology                           4%
---------------------------------------
Transportation                       4%
---------------------------------------
Education and Civic Organizations    2%
---------------------------------------
Housing (Multifamily)                1%
---------------------------------------

Past performance is no guarantee of future results.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of an investment in the fund at $1.00 per share, it is possible to lose money by investing in the fund.

Terms To Know

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.


                                                           ANNUAL REPORT  page 3

Portfolio of Investments

Nuveen Money Market Fund
February 29, 2000




        Principal                                                                                                Amortized
     Amount (000)  Description                                                                  Ratings*              Cost
--------------------------------------------------------------------------------------------------------------------------
                   CERTIFICATES of DEPOSIT - 0.6%

           $   50  MBNA America Bank, N.A., 5.400%, 6/16/00                                          N/R        $   49,923
=================---------------------------------------------------------------------------------------------------------
                   COMMERCIAL PAPER - 61.2%

           $  150  Allmerica Financial Corporation, 0.000%, 3/09/00                                  A-1           149,804
              300  Allstate Corporation, 0.000%, 3/06/00                                             A-1           299,760
              300  AT&T Corporation, 0.000%, 3/02/00                                                A-1+           299,952
              300  Coca-Cola Company, 0.000%, 5/01/00                                                A-1           297,031
              300  Emerson Electric Company, 0.000%, 3/02/00                                        A-1+           299,952
              300  Ford Motor Credit Corporation, 0.000%, 4/06/00                                    A-1           298,263
              300  Gillette Company, 0.000%, 3/17/00                                                A-1+           299,234
              200  Hasbro Incorporated, 0.000%, 3/10/00                                              A-1           199,713
              300  MDU Resources, 0.000%, 3/08/00                                                    A-1           299,663
              300  Merrill Lynch, 0.000%, 3/10/00                                                   A-1+           299,573
              300  MetLife Funding, 0.000%, 3/27/00                                                 A-1+           298,760
              300  Motorola, Inc., 0.000%, 3/31/00                                                   A-1           298,568
              300  Pfizer Inc., 0.000%, 3/03/00                                                     A-1+           299,905
              150  Southwestern Public Service Company, 0.000%, 3/28/00                              A-1           149,346
              300  Toyota Motor Credit Corporation, 0.000%, 3/23/00                                 A-1+           298,952
              300  United Parcel Service, 0.000%, 3/31/00                                           A-1+           298,575
              150  University of Chicago, 0.000%, 3/09/00                                           A-1+           149,809
              300  Walt Disney Company, 0.000%, 3/10/00                                              A-1           299,575
              300  W.W. Grainger Corporation, 0.000%, 3/08/00                                       A-1+           299,663
--------------------------------------------------------------------------------------------------------------------------
           $5,150  Total Commercial Paper                                                                        5,136,098
=================---------------------------------------------------------------------------------------------------------
                   TAXABLE MUNICIPAL BONDS - 29.7%

                   Florida - 1.2%

           $  100  Florida Housing Finance Authority, Taxable Affordable Housing Guarantee        VMIG-1           100,000
                     Revenue Bonds, Variable Rate Demand Bonds, Series 1993A, 6.000%,
                     1/01/34+  (Mandatory put 3/02/00)

--------------------------------------------------------------------------------------------------------------------------
                   Louisiana - 17.8%

            1,500  Ascension Parish Pollution Control (BASF Wyandotte Corporation), Variable Rate    P-1         1,500,000
                     Demand Bonds, 3.900%, 12/01/05+

--------------------------------------------------------------------------------------------------------------------------
                   Minnesota - 3.6%

              300  Port Authority of the City of Saint Paul, Minnesota, Variable Rate Demand         A-1           300,000
                     Bonds, Industrial Development Revenue Bonds (Ideal Printers Project),
                     Series 1999B, 6.050%, 4/01/11+

--------------------------------------------------------------------------------------------------------------------------
                   New York - 7.1%

              300  Genessee Memorial Hospital Association, Taxable Adjustable Rate Notes, Series     N/R           300,000
                     1997, 6.140%, 2/01/17+

              300  Oswego County Industrial Development Agency (New York), Civic Facility            N/R           300,000
                     Revenue, Series 1999B (O.H. Properties), Variable Rate Demand Bonds,
                     6.140%, 6/01/24+

--------------------------------------------------------------------------------------------------------------------------
           $2,500  Total Taxable Municipal Bonds                                                                 2,500,000
=================---------------------------------------------------------------------------------------------------------


   Principal                                                                                                               Amortized
Amount (000)                 Description                                                                     Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
                             TAXABLE CORPORATE NOTES - 7.1%

      $  300                 Budd Office Building Associates Limited Partnership, Taxable Adjustable Rate         N/R     $  300,000
                               Notes, Series 1997, 6.140%, 10/01/47+

         300                 Fairborn Christel Manor, Inc., Floating Rate Demand Taxable Notes, Series            N/R        300,000
                               1995, 6.140%, 6/01/10+
------------------------------------------------------------------------------------------------------------------------------------
      $  600                 Total Taxable Corporate Notes                                                                   600,000
============------------------------------------------------------------------------------------------------------------------------
      $8,300                 Total Investments - 98.6%                                                                     8,286,021
============------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - 1.4%                                                            120,812
                             -------------------------------------------------------------------------------------------------------
                             Net Assets - 100%                                                                            $8,406,833
                             =======================================================================================================

  *    Ratings (not covered by the report of independent public accountants):
       Using the higher of Standard & Poor's or Moody's rating.

  N/R  Investment is not rated.

  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

          Statement of Net Assets
          Nuveen Money Market Fund
          February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term securities, at amortized cost, which approximates market value                                 $8,286,021
Cash                                                                                                                        103,259
Receivables:
        Fund manager                                                                                                         44,989
        Interest                                                                                                             21,513
Other assets                                                                                                                     92
------------------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                                                      8,455,874
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Accrued expenses:
        12b-1 fees                                                                                                            8,130
        Other                                                                                                                18,392
Dividends payable                                                                                                            22,519
------------------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                                                    49,041
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                                                              $8,406,833
====================================================================================================================================
Shares outstanding:
        Class A                                                                                                           4,315,822
        Class B                                                                                                             713,458
        Class C                                                                                                             934,847
        Class R                                                                                                           2,442,706
------------------------------------------------------------------------------------------------------------------------------------
Total shares outstanding                                                                                                  8,406,833
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share (net assets divided by shares outstanding)                      $     1.00
====================================================================================================================================

Statement of Operations
Nuveen Money Market Fund
For the period June 10, 1999 (commencement of operations) through February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                                                                        $  182,717
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                              14,713
12b-1 service fees - Class A                                                                                                  2,959
12b-1 distribution and service fees - Class B                                                                                 2,996
12b-1 distribution and service fees - Class C                                                                                 2,582
Shareholders' servicing agent fees and expenses                                                                               1,034
Custodian's fees and expenses                                                                                                33,698
Trustees' fees and expenses                                                                                                      69
Professional fees                                                                                                             6,169
Shareholders' reports - printing and mailing expenses                                                                         6,511
Federal and state registration fees                                                                                          34,417
Other expenses                                                                                                                  106
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                        105,254
        Custodian fee credit                                                                                                 (1,836)
        Expense reimbursement                                                                                               (73,628)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                 29,790
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                       152,927
Net gain from investment transactions                                                                                             -
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                               $  152,927
====================================================================================================================================

                                 See accompanying notes to financial statements.
6

Statement of Changes in Net Assets
Nuveen Money Market Fund
For the period June 10, 1999 (commencement of operations) through February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                                   $   152,927
Net realized gain from investment transactions                                                                                    -
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                                  152,927
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
        Class A                                                                                                             (56,592)
        Class B                                                                                                             (12,275)
        Class C                                                                                                             (10,617)
        Class R                                                                                                             (73,443)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                                                  (152,927)
------------------------------------------------------------------------------------------------------------------------------------
Share Transactions
        (at constant net asset value of $1 per share)
Net proceeds from sale of shares                                                                                         13,607,662
Net proceeds from shares issued to shareholders due to reinvestment of distributions                                         56,984
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,664,646
Cost of shares redeemed                                                                                                  (5,357,813)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from share transactions                                                                        8,306,833
Net assets at the beginning of period                                                                                       100,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                                         $ 8,406,833
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The Nuveen Money Market Fund (the "Fund") is a series of the Nuveen Money Market Trust (the "Trust") which was organized as a Massachusetts business trust on January 15, 1999. The Trust (and each series within the Trust) is an open-end, diversified management investment company registered under the Investment Company Act of 1940.

The Fund invests substantially all of its assets in a diversified portfolio of high quality money market instruments for current income, the stability of principal and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The Fund invests in short-term securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 29, 2000, the dollar-weighted average life was 13.08 days).

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, the Fund had no such outstanding purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes
The Fund intends to distribute all net ordinary taxable income and net realized capital gains from investment transactions, if any, and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares incur an annual 12b-1 service fee and under limited circumstances may be subject to a contingent deferred sales charge ("CDSC"). Class B Shares incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances or by specified classes of shareholders.

Insurance
The Fund has purchased liability insurance to protect against a decline in the value of securities held in the Fund's portfolio caused by the default of securities owned by the Fund. The insurance covers substantially all of the Fund's investments except U.S. Government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Fund pays the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period June 10, 1999 (commencement of operations) through February 29, 2000.

Custodian Fee Credit
The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:
-------------------------------------------------------------------------------
Shares sold:
        Class A                                                     $ 6,806,544
        Class B                                                       1,880,840
        Class C                                                       2,466,518
        Class R                                                       2,453,760
Shares issued to shareholders due to reinvestment of distributions:
        Class A                                                          40,650
        Class B                                                           7,514
        Class C                                                           7,829
        Class R                                                             991
-------------------------------------------------------------------------------
                                                                     13,664,646
-------------------------------------------------------------------------------
Shares redeemed:
        Class A                                                      (2,556,372)
        Class B                                                      (1,199,896)
        Class C                                                      (1,564,500)
        Class R                                                         (37,045)
-------------------------------------------------------------------------------
                                                                     (5,357,813)
-------------------------------------------------------------------------------
Net increase                                                        $ 8,306,833
===============================================================================

3. Securities Transactions
Purchases and sales (including maturities) of investments in short-term securities during the period June 10, 1999 (commencement of operations) through February 29, 2000, aggregated $43,975,468 and $35,827,000, respectively.

At February 29, 2000, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

4. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                         Management Fee
------------------------------------------------------------------
For the first $125 million                             .4500 of 1%
For the next $125 million                              .4375 of 1
For the next $250 million                              .4250 of 1
For the next $500 million                              .4125 of 1
For the next $1 billion                                .4000 of 1
For assets over $2 billion                             .3750 of 1
==================================================================
The management fee is reduced by, or the Adviser assumes certain Fund expenses in an amount necessary to prevent the Fund's total operating expenses (including the management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any 12b-1 distribution or service fees and, to the extent permitted, extraordinary expenses) from exceeding .65 of 1% of the average daily net assets of the Fund. The Adviser may modify or discontinue these waivers and reimbursements at any time.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

5. Composition of Net Assets
At February 29, 2000, the Fund had an unlimited number of $.01 par value stock authorized. Net assets consisted of $8,406,833 paid-in capital.

6. Investment Composition
At February 29, 2000, the revenue sources by purpose, expressed as a percent of total investments, were as follows:

------------------------------------------------------------------
Basic Materials                                                17%
Capital Goods                                                   7
Consumer Cyclicals                                             10
Consumer Staples                                               11
Education and Civic Organizations                               2
Financials                                                     16
Health Care                                                    11
Housing/Multifamily                                             1
Industrial/Other                                                4
Long-Term Care                                                  4
Technology                                                      4
Transportation                                                  4
Utilities                                                       9
------------------------------------------------------------------
                                                              100%
==================================================================
For additional information regarding each investment security, refer to the Portfolio of Investments.

                             Financial Highlights


Selected data for a share outstanding throughout the period June 10, 1999 (commencement of operations) through February 29, 2000:

                                                                                                           Ratios/Supplemental Data
                                                                         -----------------------------------------------------------
                                                                                        Before Credit/             After
                                                                                        Reimbursement         Reimbursement (a)
                                                                                    ---------------------  -----------------------
                                                                                                    Ratio                    Ratio
                                                  Less                                             of Net                   of Net
                    Beginning            Distributions                                Ratio of Investment    Ratio of   Investment
                          Net        Net      from Net    Ending             Ending   Expenses     Income    Expenses       Income
Year Ended              Asset Investment    Investment Net Asset   Total Net Assets to Average to Average  to Average   to Average
February 28/29,         Value     Income        Income     Value  Return      (000) Net Assets Net Assets  Net Assets   Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
        2000 (c)       $ 1.00      $ .03        $ (.03)   $ 1.00    3.28%   $ 4,316     3.69%*     1.98%*       .95%*       4.71%*
Class B (6/99)
        2000 (c)         1.00        .03          (.03)     1.00    2.74        713     3.82*      1.91*       1.70*        4.03*
Class C (6/99)
        2000 (c)         1.00        .03          (.03)     1.00    2.74        935     4.44*      1.31*       1.70*        4.04*
Class R (6/99)
        2000 (c)         1.00        .03          (.03)     1.00    3.46      2,443     2.52*      2.93*        .70*        4.74*
====================================================================================================================================


                             After Credit/
                           Reimbursement (b)
                        -----------------------
                                         Ratio
                                        of Net
                          Ratio of  Investment
                          Expenses   Income to
Year Ended              to Average     Average
February 28/29,         Net Assets  Net Assets
-----------------------------------------------
class A (6/99)
        2000 (c)             .90%*      4.77%*
Class B (6/99)
        2000 (c)            1.65*       4.09*
Class C (6/99)
        2000 (c)            1.65*       4.10*
Class R (6/99)
        2000 (c)             .65*       4.80*
===============================================









*    Annualized

(a) After expense reimbursement from the investment adviser, where applicable.

(b)  After custodian fee credit and expense reimbursement, where applicable.

(c) For the period June 10, 1999 (commencement of operations) through February 29, 2000.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Money Market Fund

We have audited the accompanying statement of net assets of the Nuveen Money Market Fund (a series of the Nuveen Money Market Trust) (a Massachusetts business trust) including the portfolio of investments, as of February 29, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Money Market Fund as of February 29, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period indicated thereon in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP
Chicago, Illinois
April 14, 2000

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services

Chase Global Funds Services
73 Tremont Street
Boston, MA 02108

(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING INVESTORS
     FOR GENERATIONS

[Photo of John Nuveen, Sr. Appears Here]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at
(800) 257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
    Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ANNUAL REPORT February 29, 2000


NUVEEN
Investments


NUVEEN

MONEY MARKET

FUNDS



[PHOTO APPEARS HERE]
                                   Municipal

                                   California Tax-Exempt

                                   New York Tax-Exempt

    Contents

 1  Dear Shareholder
 3  Nuveen Money Market Funds Spotlight
 4  Portfolio of Investments
12  Statement of Net Assets
13  Statement of Operations
14  Statement of Changes in Net Assets
17  Notes to Financial Statements
21  Financial Highlights
22  Report of Independent Public Accountants
23  Shareholder Meeting Report
25  Fund Information

DEAR

Shareholder,


Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams - the things that matter most to you and how you can make them happen - or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations - to broaden your sphere of influence - to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality - for yourself and future generations.


A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices - choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

Family Wealth Management Too often, family wealth management is thought of in one dimension - as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.


The Economic Environment You may be reading this report at the suggestion of your financial advisor. I want to briefly report on the economic environment in which your Nuveen investment performed.

     The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a period known best for its military conflicts, domestic unrest and soaring inflation.

     That was then; this is now.

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


 "We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."



                                                           ANNUAL REPORT  page 1

     In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000 and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate - the interest that banks charge each other on overnight loans - since June 1999.

     Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.

     Longer term, there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.


Performance Review I'm pleased to report that despite market volatility, Nuveen's municipal money market funds continued to provide investors with attractive short-term rates. As of February 29, 2000, Nuveen Municipal Money Market Fund offered investors a 7-day tax-free yield of 3.01%, which represented a taxable-equivalent yield of 4.36% for investors in the 31% federal income tax bracket. The tax-free 7-day yields for the two state money market funds were 2.99% for New York and 2.34% for California. The taxable-equivalent yield for New York was 4.64% for investors in the 35.5% combined federal and state income tax bracket. The taxable-equivalent yield for California was 3.74% for investors in the 37.5% combined federal and state income tax bracket. Please see the Fund Spotlight in this report for more information.


In Closing We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep short-term market events in perspective while you focus on your overall financial plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/Tim Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms directs the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.


ANNUAL REPORT  page 2

Terms To Know


SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.


Past performance is no guarantee of future results.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the fund serves to preserve the value of an investment in the fund at $1.00 per share, it is possible to lose money by investing in the fund.



Fund Spotlight as of February 29, 2000


NUVEEN MUNICIPAL MONEY MARKET FUND

Portfolio Statistics
Inception Date                                             11/82
-----------------------------------------------------------------
Net Assets                                        $242.7 million
-----------------------------------------------------------------
Average Weighted Maturity                             27.37 days
-----------------------------------------------------------------


Tax-Free Yields
SEC 7-Day Yield                                            3.01%
-----------------------------------------------------------------
SEC 30-Day Yield                                           2.80%
-----------------------------------------------------------------


Taxable Equivalent
(based on a federal income tax rate of 31%)
SEC 7-Day Yield                                            4.36%
-----------------------------------------------------------------
SEC 30-Day Yield                                           4.06%
-----------------------------------------------------------------


Diversification (as a % of market value)
Education and Civic Organizations                            11%
-----------------------------------------------------------------
Long-Term Care                                               11%
-----------------------------------------------------------------
Tax Obligation (General)                                     11%
-----------------------------------------------------------------
Utilities                                                    11%
-----------------------------------------------------------------
Capital Goods                                                10%
-----------------------------------------------------------------
Healthcare                                                   10%
-----------------------------------------------------------------
Housing (Multifamily)                                        10%
-----------------------------------------------------------------
Industrial/Other                                              9%
-----------------------------------------------------------------
Basic Material                                                8%
-----------------------------------------------------------------
Consumer Cyclicals                                            5%
-----------------------------------------------------------------
Consumer Staples                                              2%
-----------------------------------------------------------------
Tax Obligation (Limited)                                      1%
-----------------------------------------------------------------
Transportation                                                1%
-----------------------------------------------------------------


NUVEEN CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

Portfolio Statistics
Inception Date                                              3/86
-----------------------------------------------------------------
Net Assets                                         $55.5 million
-----------------------------------------------------------------
Average Weighted Maturity                             31.52 days
-----------------------------------------------------------------


Tax-Free Yields
SEC 7-Day Yield                                            2.34%
-----------------------------------------------------------------
SEC 30-Day Yield                                           2.20%
-----------------------------------------------------------------


Taxable Equivalent
(based on a combined federal and state income tax rate of 37.5%)
SEC 7-Day Yield                                            3.74%
-----------------------------------------------------------------
SEC 30-Day Yield                                           3.52%
-----------------------------------------------------------------


Diversification (as a % of market value)
Tax Obligation (General)                                     18%
-----------------------------------------------------------------
Healthcare                                                   14%
-----------------------------------------------------------------
Utilities                                                    14%
-----------------------------------------------------------------
Tax Obligation (Limited)                                     13%
-----------------------------------------------------------------
Housing (Multifamily)                                        12%
-----------------------------------------------------------------
Transportation                                                9%
-----------------------------------------------------------------
Water and Sewer                                               6%
-----------------------------------------------------------------
Capital Goods                                                 5%
-----------------------------------------------------------------
Consumer Staples                                              5%
-----------------------------------------------------------------
Industrial (Other)                                            4%
-----------------------------------------------------------------


NUVEEN NEW YORK TAX-EXEMPT MONEY MARKET FUND

Portfolio Statistics
Inception Date                                              2/87
-----------------------------------------------------------------
Net Assets                                         $31.6 million
-----------------------------------------------------------------
Average Weighted Maturity                             29.01 days
-----------------------------------------------------------------


Tax-Free Yields
SEC 7-Day Yield                                            2.99%
-----------------------------------------------------------------
SEC 30-Day Yield                                           2.73%
-----------------------------------------------------------------


Taxable Equivalent
(based on a combined federal and state income tax rate of 35.5%)
SEC 7-Day Yield                                            4.64%
-----------------------------------------------------------------
SEC 30-Day Yield                                           4.23%
-----------------------------------------------------------------


Diversification (as a % of market value)
Tax Obligation (General)                                     30%
-----------------------------------------------------------------
Education and Civic Organizations                            17%
-----------------------------------------------------------------
Housing (Multifamily)                                        15%
-----------------------------------------------------------------
Transportation                                                9%
-----------------------------------------------------------------
Utilities                                                     9%
-----------------------------------------------------------------
Healthcare                                                    7%
-----------------------------------------------------------------
Long-Term Care                                                6%
-----------------------------------------------------------------
Consumer Cyclicals                                            3%
-----------------------------------------------------------------
Industrial (Other)                                            2%
-----------------------------------------------------------------
Water and Sewer                                               2%
-----------------------------------------------------------------




                                                           ANNUAL REPORT  page 3

                    Portfolio of Investments

                    Nuveen Municipal Money Market Fund
                    February 29, 2000


   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.5%

    $  1,500   Industrial Development Board of the City of Citronelle, Alabama, Pollution Control               Aa-2    $ 1,500,000
                 Revenue Bonds, Series 1992 Refunding (Akzo Chemicals Inc. Project), Variable Rate
                 Demand Bonds, 4.050%, 2/01/04+

       2,250   Jefferson County, Alabama, Public Improvement Warrants, Series 1988 (Briarwood                    N/R      2,250,000
                 Presbyterian Church Project), Variable Rate Demand Bonds, 4.278%, 5/01/08+

-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.4%

       3,300   Maricopa County Pollution Control Corporation, Pollution Control Revenue Refunding               A-1+      3,300,000
                 Bonds (Arizona Public Service Company - Palo Verde Project), 1994 Series A, Variable
                 Rate Demand Bonds, 3.750%, 5/01/29+

-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 2.8%

       3,100   Pasco County Housing Finance Authority, Multi-Family Housing Revenue Bonds (Carlton Arms       VMIG-1      3,100,000
                 of Magnolia Valley Project), Series 1985, Variable Rate Demand Bonds, 3.975%, 12/01/07+

       3,800   Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, Commercial         A-1+      3,800,000
                 Paper Notes, 3.350%, 3/13/00

-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 10.5%

       7,000   Illinois Development Finance Authority, Pollution Control Revenue Bonds (Diamond-Star             P-1      7,000,000
                 Motors Corporation Project), Series 1985, Variable Rate Demand Bonds, 4.800%, 12/01/08+

       6,000   Illinois Educational Facilities Authority, Shedd Aquarium Society, Series 1987B,               VMIG-1      6,000,000
                 Commercial Paper, 3.450%, 7/18/00

       3,300   Illinois Health Facilities Authority, Healthcorp Affiliates, Series 1990 (Central              VMIG-1      3,300,000
                 Du Page Hospital Association), Variable Rate Demand Revenue Bonds, 3.900%, 11/01/20+

       5,430   City of Chicago, Illinois, Revenue Bonds (De La Salle Institute Project), Series 1997,           A-1+      5,430,000
                 Variable Rate Demand Bonds, 3.950%, 4/01/27+

       1,065   County of Lake, Illinois, Variable Rate Demand Industrial Development Revenue Bonds,              N/R      1,065,000
                 Series 1996A (Lake County Press, Inc. Project), 4.000%, 4/01/16+ (Alternative Minimum
                 Tax)

       1,550   City of McHenry, Illinois, Variable Rate Demand Multifamily Housing Revenue Refunding             N/R      1,550,000
                 Bonds (Westside Crest Apartments Project), Series 1996A, 4.000%, 3/01/21+ (Alternative
                 Minimum Tax)

       1,000   City of McHenry, Illinois, Variable Rate Demand Multifamily Housing Revenue Refunding             N/R      1,000,000
                 Bonds (Fawn Ridge Apartments Project), Series 1998, 4.000%, 12/01/24+ (Alternative
                 Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.1%

       3,615   City of Lawrence, Indiana, Adjustable Rate Economic Development Revenue Bonds, Series 1998       A-1+      3,615,000
                 (Lawrence Affordable Housing, LLC Project), Variable Rate Demand Bonds, 3.950%, 9/01/28+
                 (Alternative Minimum Tax)

       4,000   Tippecanoe School Corporation, Indiana, Temporary Loan Warrants, 4.750%, 12/29/00                 N/R      4,014,333

-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 6.6%

       8,800   Iowa Finance Authority, Solid Waste Disposal Revenue (Cedar River Paper Company), Variable       A-1+      8,800,000
                 Rate Demand Bonds, Series 1995A, 3.950%, 5/01/25+ (Alternative Minimum Tax)

       4,400   Iowa Higher Education Loan Authority, Private College Variable Rate Demand Revenue Bonds          N/R      4,400,000
                 (Maharishi University Project), Series 1999, 3.900%, 3/01/29+

       2,900   City of Eddyville, Iowa, Industrial Development Revenue Bonds (Heartland Lysine, Inc.             N/R      2,900,000
                 Project), Series 1985, Variable Rate Demand Bonds, 4.300%, 11/01/03+

-----------------------------------------------------------------------------------------------------------------------------------
               Kansas - 2.9%

       2,100   Kansas Development Finance Authority, Revenue Bonds (Village Shalom Obligated Group),            A-1+      2,100,000
                 Series 1998BB, Variable Rate Demand Bonds, 3.850%, 11/15/28+

       5,000   City of Olathe, Kansas, Recreational Facilities Revenue, Series 1999B (YMCA of Kansas          VMIG-1      5,000,000
                 City Project), Variable Rate Demand Bonds, 4.000%, 11/01/14+

   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 6.8%

     $ 1,600   Carroll County Collateralized Solid Waste Disposal Facilities (Kentucky Utilities              VMIG-1    $ 1,600,000
                 Company Project), Variable Rate Demand Bonds, Series 1994A, 3.950%, 11/01/24+
                 (Alternative Minimum Tax)

       3,100   City of Covington, Kentucky, Industrial Building Revenue Bonds, Series 1999 (Baptist              N/R      3,100,000
                 Convalescent Center Project), Variable Rate Demand Bonds, 3.860%, 4/01/19+

       9,005   Hancock County, Kentucky, Industrial Building Revenue Refunding Bonds (Southwire Company          N/R      9,005,000
                 Project), Series 1990, Variable Rate Demand Bonds, 4.100%, 7/01/10+

       2,825   City of Wilmore, Kentucky, Adjustable Rate Demand Housing Facilities Revenue Bonds, Series        N/R      2,825,000
                 1999 (United Methodist Retirement Community, Inc. Project), 4.060%, 11/01/26+

-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.6%

       1,410   Kentwood, Louisiana, Industrial Development Adjustable Rate Demand Revenue Bonds, Series         Aa-2      1,410,000
                 1993 Refunding (Suntory Water Group Inc.), 4.050%, 8/01/12+

-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 1.9%

       4,548   Town of Milton, Massachusetts, Bond Anticipation Notes, 4.500%, 8/16/00                           N/R      4,557,041

-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 3.5%

       7,100   Michigan Job Development Authority, Limited Obligation Revenue Bonds (Frankenmuth                 A-1      7,100,000
                 Bavarian Inn Motor Lodge Project), Series A, Variable Rate Demand Bonds, 4.000%,
                 9/01/15+

       1,375   Michigan Strategic Fund, Variable Rate Demand Limited Obligation Revenue Bonds, Series 2000       N/R      1,375,000
                 (Fastco Industries, Inc. Project), 4.000%, 1/01/16+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 2.0%

       4,825   City of Bloomington, Minnesota, Floating Rate Demand Commercial Revenue Bonds (James             A-1+      4,825,000
                 Avenue Associates Project), Series 1985, Variable Rate Demand Bonds, 3.950%, 12/01/15+

-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 8.6%

       2,000   Health and Educational Facilities Authority of the State of Missouri, Variable Rate              A-1+      2,000,000
                 Demand Bonds, Health Facilities Revenue Bonds (St. Francis' Medical Center), Series
                 1996A, 3.900%, 6/01/26+

       4,600   Health and Educational Facilities Authority of the State of Missouri, Variable Rate            VMIG-1      4,600,000
                 Demand Bonds, Health Facilities Revenue Bonds (Bethesda Barclay), Series 1996A, 4.000%,
                 8/15/26+

       2,150   Health and Educational Facilities Authority of the State of Missouri, School District           SP-1+      2,155,690
                 Advance Funding, Series 1999L, Windsor C-1 School District, 4.250%, 9/19/00

       8,000   State Environmental Improvement and Energy Resources Authority of Missouri, Unit Priced        VMIG-1      8,000,000
                 Demand Adjustable Pollution Control Revenue Bonds, Series 1985A (Union Electric
                 Company), Commercial Paper, 3.250%, 3/07/00

       4,000   The Industrial Development Authority of the County of Jackson, State of Missouri,              VMIG-1      4,000,000
                 Variable Rate Demand Recreational Facilities Revenue Bonds (YMCA of Greater Kansas
                 City Project), Series 1996A, 4.000%, 11/01/16+

-----------------------------------------------------------------------------------------------------------------------------------
               Montana - 2.1%

       5,000   Forsyth, Montana, Pollution Control Revenue Bonds (Pacificorp Colstrip), Variable                 N/R      5,000,000
                 Rate Demand Bonds, Series 1986, 3.950%, 12/01/16+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 2.1%

       5,000   New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Hunt             A-1      5,000,000
                 Community Issue, Series 1996, Variable Rate Demand Bonds, 3.900%, 5/01/26+

-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.5%

       1,150   New Jersey Economic Development Authority, Economic Development Bonds (AJV Holdings,              N/R      1,150,000
                 L.L.C. - 1999 Project), Variable Rate Demand Bonds, 4.000%, 12/01/14+ (Alternative
                 Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 14.2%

       1,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Notes (Mortgage Backed                MIG-1      1,000,000
                 Securities Program), 2000 Series A-2, 4.050%, 9/01/00 (Alternative Minimum Tax)

       2,500   Avon Local School District, Lorain County, Bond Anticipation Notes, Series 1999,                  N/R      2,504,543
                 School Improvement Bonds (General Unlimited Tax), 4.640%, 6/15/00

Portfolio of Investments

February 29, 2000


   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

     $ 7,000   Cuyahoga County, Ohio, Multifamily Revenue Bonds (National Terminal Apartments Project),          A-1    $ 7,000,000
                 Series 1999A, Variable Rate Demand Bonds, 4.010%, 7/01/29+

       5,005   County of Erie, Ohio, Adjustable Rate Demand Health Care Facilities Revenue Bonds (The         VMIG-1      5,005,000
                 Commons of Providence Project), Series 1996 B, Variable Rate Demand Bonds, 3.960%,
                 10/01/21+

       3,300   Fairborn City School District, Greene County, Bond Anticipation Notes, Series 1999,               N/R      3,306,879
                 School Improvement Bonds (General Unlimited Tax), 4.400%, 9/14/00

       3,315   County of Franklin, Ohio, Floating Rate Demand Hospital Financing Revenue Bonds, Series           N/R      3,315,000
                 1993 (Traditions at Mill Run Project), Variable Rate Demand Bonds, 4.040%, 11/01/14+

       3,000   Kings Local School District, Ohio, Bond Anticipation Notes, Series 1999, 4.190%, 3/01/00          N/R      3,000,000

       6,500   Lorain County, Ohio, Industrial Development Multiple Mode Revenue Bonds (Skill Tools              N/R      6,500,000
                 Project), Variable Rate Demand Bonds, Series 1999, 4.100%, 8/01/14+ (Alternative Minimum
                 Tax)

       2,610   City of Parma, Ohio, Adjustable Rate Industrial Development Revenue Bonds, Series 1999 (FDC       N/R      2,610,000
                 Realty Project), Variable Rate Demand Bonds, 4.060%, 12/01/19+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------

               Oregon - 1.2%

       3,000   Multnomah County School District 1J, Portland (Oregon), Series 1999, Tax and Revenue            MIG-1      3,004,803
                 Anticipation Notes, 4.000%, 6/30/00

-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.1%

       2,175   Butler County Industrial Development Authority (Pennsylvania), Industrial Development             N/R      2,175,000
                 Revenue Bonds (Wise Business Forms Project), Series 1997, Variable Rate Demand Bonds,
                 3.960%, 8/01/18+

       3,000   Philadelphia School District, Tax and Revenue Anticipation Notes, Series 1999, 4.000%,          MIG-1      3,005,266
                 6/30/00

-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.6%

       4,000   The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee,          N/R      4,000,000
                 Industrial Development Refunding Revenue Bonds, Series 1999 (Techno Steel Corp.) (Tomen
                 Corporation Guarantor), Variable Rate Demand Bonds, 4.140%, 10/01/11+ (Alternative Minimum
                 Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 8.0%

       7,000   Brownsville, Texas, Utilities System, Commercial Paper Notes, Series A, 3.800%, 4/14/00          A-1+      7,000,000

       2,000   Brownsville, Texas, Utilities System, Commercial Paper Notes, Series A, 3.550%, 5/19/00          A-1+      2,000,000

       7,900   Midlothian Industrial Development Corporation, Exempt Facilities Revenue Bonds (Texas          VMIG-1      7,900,000
                 Industries, Inc. Project), Variable Rate Demand Bonds, Series 1999, 3.950%, 5/01/29+
                 (Alternative Minimum Tax)

       2,500   Sabine River Authority of Texas, Collateralized Pollution Control, Variable Rate Demand          A-1+      2,500,000
                 Bonds (Texas Utilities Electric Company), 3.900%, 4/01/30+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 1.3%

       3,195   Vermont Economic Development Authority, Variable Rate Demand Revenue Bonds (Vermont Pure          N/R      3,195,000
                 Springs, Inc. Project), 1999 Series A, 4.000%, 1/01/20+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 0.9%

       2,235   Virginia Small Business Financing Authority, Variable Rate Demand Industrial Development          N/R      2,235,000
                 Revenue Bonds, Series 1999 (Coral Graphic Services of Virginia, Inc. Project), 4.000%,
                 11/01/06+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 7.6%

       4,400   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds, Series           A-2      4,400,000
                 1984 (Adventist Health System-West/Walla Walla General Hospital), 3.710%, 9/01/09+

       1,720   Washington State Housing Finance Commission, Variable Rate Demand Multifamily Revenue             A-1      1,720,000
                 Bonds (LTC Properties, Inc. Project), Series 1995, 4.100%, 12/01/15+ (Alternative
                 Minimum Tax)

       1,775   Washington State Housing Finance Commission, Variable Rate Demand Multifamily Revenue             A-1      1,775,000
                 Bonds (Summer Ridge Apartments Project), Series 1999A, 4.150%, 12/02/29+ (Alternative
                 Minimum Tax)

       5,000   Washington State Housing Finance Commission, Multifamily Revenue Bonds, Series 1999A              A-1      5,000,000
                 (Regency Park Apartments Project), Variable Rate Demand Bonds, 4.150%, 10/01/29+
                 (Alternative Minimum Tax)


   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Washington (continued)

     $ 2,500   Lake Tapps Parkway Properties, Washington, Special Revenue Bonds, Series 1999B,                VMIG-1    $ 2,500,000
                 Variable Rate Demand Bonds, 3.900%, 12/01/19+

       3,000   Port Benton Economic Development Corporation, Washington, Solid Waste Revenue                     N/R      3,000,000
                 Bonds, Series 1999B (ATG Inc. Project), Variable Rate Demand Bonds, 4.000%,
                 11/01/14+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 6.0%

       7,600   Wisconsin Health and Educational Facilities Authority, Commercial Paper (Alexian               VMIG-1      7,600,000
                 Village of Milwaukee, Inc.-Refinancing), Series 1988A, 3.600%, 3/28/00

       3,000   Wisconsin Health and Educational Facilities Authority, Adjustable Put Option Revenue              A-1      3,000,000
                 Bonds, Series 1997 (Froedtert Memorial Lutheran Hospital Trust), 3.980%, 4/01/27+

       2,910   City of Milwaukee, Wisconsin, Variable Rate Demand Industrial Development Revenue                 N/R      2,910,000
                 Bonds, Series 1998 (Midwest Express Airlines, Inc. Project), 4.050%, 8/01/30+
                 (Alternative Minimum Tax)

       1,150   City of New Berlin, Wisconsin, Adjustable Rate Industrial Development Revenue Bonds,              N/R      1,150,000
                 Series 1992 (Wenninger Project), 4.000%, 4/01/07+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
    $242,088   Total Investments - 99.8%                                                                                242,138,555
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.2%                                                                         559,931
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $242,698,486
               ====================================================================================================================



     *  Ratings (not covered by the report of independent public accountants):
        Using the higher of Standard & Poor's or Moody's rating.

   N/R  Investment is not rated.

     + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen California Tax-Exempt Money Market Fund
February 29, 2000

   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 5.4%

     $ 3,000   California Pollution Control Financing Authority, Solid Waste Disposal, Series                 VMIG-1    $ 3,000,000
                 1994A (Western Waste Industries), Variable Rate Demand Revenue Bonds, 2.750%,
                 10/01/06+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 5.4%

       3,000   San Dimas Industrial Development Revenue Bonds (Bausch & Lomb Incorporated), Series               N/R      3,000,000
                 1985, Variable Rate Demand Bonds, 4.050%, 12/01/15+

-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.5%

       2,500   California Health Facilities Financing Authority, Hospital Revenue Bonds, Series 1998A         VMIG-1      2,500,000
                 (Adventist Health System West), Variable Rate Demand Bonds, 3.200%, 9/01/28+

       2,500   California Health Facilities Authority (St. Joseph Health System), Series 1991B, Variable      VMIG-1      2,500,000
                 Rate Demand Bonds, 3.200%, 7/01/09+

       2,500   The City of Newport Beach (Orange County, California), Series 1992 (Hoag Memorial              VMIG-1      2,500,000
                 Presbyterian Hospital), Variable Rate Demand Bonds, 3.250%, 10/01/22+

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 11.8%

       2,570   City of Chico, California, Multifamily Housing Revenue Refunding Bonds, Series 1995A              N/R      2,570,000
                 (Sycamore Glen Project), Variable Rate Demand Bonds, 4.150%, 4/07/14+

       1,000   Los Angeles Community Redevelopment Agency, Multifamily Housing Revenue, Series 1985           VMIG-2      1,000,000
                 (Skyline at South Park Apartments - Phase II), Variable Rate Demand Bonds, 5.550%,
                 12/01/05+

       3,000   Housing Authority of the County of Santa Cruz, Variable Rate Demand Bonds, Multifamily           A-1+      3,000,000
                 Housing Revenue Bonds (Paloma del Mar Apartments), 1992 Issue A, 2.850%, 6/01/22+
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 3.7%

       2,030   Industrial Development Authority of the County of Riverside, California, Variable                A-1+      2,030,000
                 Rate Demand Bonds, Industrial Development Revenue Bonds, Series 1997 (Merrick Engineering,
                 Inc. Project), 3.000%, 3/01/27+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 18.3%

       2,000   State of California, Commercial Paper Notes, General Obligation, 3.000%, 3/10/00                 A-1+      2,000,000

       2,400   Hillsborough City School District (County of San Mateo, California), 1999 Tax and Revenue       SP-1+      2,409,011
                 Anticipation Notes, 4.250%, 8/30/00

       2,000   Millbrae School District (County of Mateo, California), Tax and Revenue Anticipation            SP-1+      2,003,832
                 Notes, Series 1999, 4.000%, 6/30/00

       2,500   City of Ontario (County of San Bernardino, California), 1999 Tax and Revenue Anticipation       SP-1+      2,504,633
                 Notes, 4.000%, 6/30/00

       1,250   San Carlos School District (County of San Mateo, California), 1999 Tax and Revenue              SP-1+      1,252,397
                 Anticipation Notes, 4.000%, 6/30/00

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 12.6%

       2,000   Hacienda La Puente Unified School District, Certificates of Participation, Adult Education     VMIG-1      2,000,000
                 Facility Financing Project, Series 1999, Variable Rate Demand Obligations, 2.550%,
                 10/01/09+

       2,000   Orange County Improvement Bond Act of 1915, Irvine Coast Assessment District No. 88-1,         VMIG-1      2,000,000
                 Limited Obligation Improvement, Variable Rate Demand Bonds, 3.200%, 9/02/18+

       3,000   San Joaquin County Transportation Authority, Sales Tax Revenue, Commercial Paper Notes,          A-1+      3,000,000
                 3.150%, 3/16/00

   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 9.1%

     $ 2,000   San Diego Unified Port District, Subordinate Airport Revenue (Lindberg Field),             A-1+    $ 2,000,000
                 Series B, Commercial Paper Notes, 2.800%, 3/06/00

       3,025   San Francisco Airport Commission, Commercial Paper Notes, 3.300%, 4/04/00                        A-1+      3,025,000

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.5%

       2,500   California Pollution Control Financing Authority, Pollution Control Refunding Revenue            A-1+      2,500,000
                 Bonds (Pacific Gas and Electric Company), 1997 Series B, Variable Rate Demand Bonds,
                 3.150%, 11/01/26+ (Alternative Minimum Tax)

       2,500   Los Angeles Department of Water and Power, Electric Plant, Commercial Paper Notes,               A-1+      2,500,000
                 2.750%, 4/13/00

       2,500   Sacramento Municipal Utility District, Commercial Paper Notes, 2.650%, 5/12/00                 VMIG-1      2,500,000

-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.1%

       3,360   Hillsborough (California), Certificates of Participation, Water and Sewer System Project,         A-1      3,360,000
                 Series 1995A, Variable Rate Demand Bonds, 3.850%, 6/01/15+

-----------------------------------------------------------------------------------------------------------------------------------
     $55,135   Total Investments - 99.4%                                                                                 55,154,873
===============--------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%                                                                         358,805
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $55,513,678
               ====================================================================================================================


     *  Ratings (not covered by the report of independent public accountants):
        Using the higher of Standard & Poor's or Moody's rating.

   N/R  Investment is not rated.

     + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                    Portfolio of Investments

                    Nuveen New York Tax-Exempt Money Market Fund
                    February 29, 2000


   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 3.2%

     $ 1,000   Dutchess County Industrial Development Agency, Industrial Development Revenue Bonds               A-1    $ 1,000,000
                 (Toys "R" Us - NYTEX Inc. Facility), Series 1984, Variable Rate Demand Bonds, 3.975%,
                 11/01/19+

-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 17.4%

       1,300   Dormitory Authority of the State of New York, New York Founding Charitable Corporation         VMIG-1      1,300,000
                 Revenue Bonds, Series 1997, Variable Rate Demand Bonds, 3.750%, 7/01/12+

       1,400   Madison County Industrial Development Agency (New York), Civic Facility Revenue, Series           A-2      1,400,000
                 1999 (Cazenovia College), Variable Rate Demand Bonds, 4.100%, 6/01/19+

       1,400   County of Monroe Industrial Development Agency, New York, Variable Rate Demand Revenue         VMIG-1      1,400,000
                 Bonds (CHF - Rochester, L.L.C. - Rochester Institute of Technology Project), Series
                 1999A, 3.850%, 6/01/29+

       1,400   New York City Industrial Development Agency, Revenue Bonds, Series 1989, Audubon Society,        A-1+      1,400,000
               Variable Demand Revenue Bonds, 3.700%, 12/01/14+

-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 7.6%

       1,000   New York State Dormitory Authority, Sloan Kettering Cancer Center, Series 1989C, Variable      VMIG-1      1,000,000
                 Rate Demand Revenue Bonds, 3.700%, 7/01/19+

       1,400   New York State Housing Finance Agency, The Hospital for Special Surgery, Series 1985A, HSS     VMIG-1      1,400,000
                 Properties Corporation, Variable Rate Demand Bonds, 3.800%, 11/01/10+

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 15.2%

       1,000   New York City Housing Development Corporation, Multifamily Rental Housing Revenue Bonds          A-1+      1,000,000
                 (Brittany Development), 1999 Series A, Variable Rate Demand Bonds, 3.800%, 6/15/29+
                 (Alternative Minimum Tax)

       1,000   New York City Housing Development Corporation, Multifamily Rental Housing Revenue Bonds          A-1+      1,000,000
                 (One Columbus Place Development), 1998 Series A, Variable Rate Demand Bonds, 3.800%,
                 11/15/28+ (Alternative Minimum Tax)

       1,400   New York State Housing Finance Agency, Housing Revenue, Series 1995A (East 84th Street),       VMIG-1      1,400,000
                 Variable Rate Demand Bonds, 3.800%, 11/01/28+ (Alternative Minimum Tax)

       1,400   New York City Housing Development Corporation (Upper Fifth Avenue Project), Variable           VMIG-1      1,400,000
                 Rate Demand Bonds, 3.800%, 1/01/16+

-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 2.5%

         800   Guilderland Industrial Development Agency, Variable Rate Demand Revenue Bonds (Northeastern       P-1        800,000
                 Industrial Park Project), Series 1993A, 3.800%, 12/01/08+

-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 6.6%

         700   New York State Dormitory Authority, Revenue Bonds, Series 1995 (Beverwyck Inc.), Variable      VMIG-1        700,000
                 Rate Demand Bonds, 3.850%, 7/01/25+

       1,400   County of Otsego Industrial Development Agency (New York), Civic Facility Revenue Bonds           A-2      1,400,000
                 (St. James Retirement Community Project - Letter of Credit Secured), Series 1998A,
                 Variable Rate Demand Bonds, 3.800%, 8/01/28+

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 31.3%

       1,400   State of New York, General Obligation Environmental Quality, Commercial Paper Notes,             A-1+      1,400,000
                 Series 1997A, 3.500%, 3/09/00

       1,400   Town of Hempstead, Nassau County, New York, Bond Anticipation Notes, Series 1999D,                N/R      1,401,550
                 4.250%, 5/09/00

       1,000   Mahopac Central School District, Putnam County, Bond Anticipation Notes, Series 2000A,            A-1      1,002,450
                 4.500%, 9/01/00 (WI)

   Principal                                                                                                              Amortized
Amount (000)   Description                                                                                  Ratings*           Cost
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

     $ 1,300   City of New York, General Obligation Bonds, Fiscal 1995 Series B, Variable Rate Demand         VMIG-1    $ 1,300,000
                 Bonds, 3.750%, 8/15/05+

       1,400   City of New York, General Obligation Bonds, Variable Rate Demand Bonds, Fiscal 1996            VMIG-1      1,400,000
                 Series J - Subseries J3, 3.800%, 2/15/16+

       1,000   Patchogue-Medford Union Free School District, Suffolk County, New York, Tax                     MIG-1      1,001,533
                 Anticipation Notes for 1999-2000, 4.250%, 6/28/00

       1,400   County of Schenectady, New York, Bond Anticipation Notes, Series 1999A, 4.25%, 3/22/00            N/R      1,400,359

       1,000   County of Westchester, New York, General Obligation Serial Bonds, 1997 Series D, 4.625%,          Aaa      1,005,312
                 11/15/00

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 9.2%

       1,400   Metropolitan Transit Authority, New York, Transit Facilities, Commercial Paper Notes,            A-1+      1,400,000
                 3.700%, 6/09/00

         700   The Port Authority of New York and New Jersey, Versatile Structure Obligations, Series           A-1+        700,000
                 2, Variable Rate Demand Bonds, 3.750%, 5/01/19+

         800   The Port Authority of New York and New Jersey, Versatile Structure Obligations, Series         VMIG-1        800,000
                 4, Variable Rate Demand Bonds, 3.850%, 4/01/24+ (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.8%

       1,400   New York State Energy Research and Development Authority (Niagara Mohawk Power                    P-1      1,400,000
                 Corporation), Pollution Control Revenue, Variable Rate Demand Bonds, Series 1986A,
                 3.800%, 12/01/26+ (Alternative Minimum Tax)

       1,400   Long Island Power Authority (New York), Electric System Revenue Bonds, Series 6 of 1998,       VMIG-1      1,400,000
                 Subordinate Lien, Variable Rate Demand Obligations, 3.700%, 5/01/33+

-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.6%

         500   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,         VMIG-1        500,000
                 Fiscal 1996 Series A, Variable Rate Demand Bonds, 3.900%, 6/15/25+

-----------------------------------------------------------------------------------------------------------------------------------
     $32,700   Total Investments - 103.4%                                                                                32,711,204
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (3.4)%                                                                    (1,065,028)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $31,646,176
               ====================================================================================================================


           * Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

           N/R  Investment is not rated.

           + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

           (WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

Statement of Net Assets
February 29, 2000

                                                                                            Municipal   California     New York
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost, which approximates
     market value                                                                        $242,138,555  $55,154,873  $32,711,204
Cash                                                                                               --       47,340           --
Receivables:
     Fund manager                                                                             438,199       32,887       14,553
     Interest                                                                               1,118,694      303,375      143,104
     Investments sold                                                                         100,000      175,000           --
Other assets                                                                                    1,625          181          274
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                         243,797,073   55,713,656   32,869,135
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                142,667           --       78,753
Payable for investments purchased                                                                  --           --    1,002,450
Accrued expenses:
     12b-1 fees                                                                               185,713       58,063       31,886
     Other                                                                                    241,475       47,497       41,118
Dividends payable                                                                             528,732       94,418       68,752
-----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                      1,098,587      199,978    1,222,959
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                              $242,698,486  $55,513,678  $31,646,176
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                                        242,698,486   55,513,678   31,646,176
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share (net assets divided
     by shares outstanding)                                                              $       1.00  $      1.00  $      1.00
-----------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended February 29, 2000


                                                                             Municipal       California*        New York**
---------------------------------------------------------------------------------------------------------------------------
Investment Income                                                           $8,909,172        $1,192,029        $1,072,749
---------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                              1,241,259           149,466           130,249
12b-1 fees                                                                     333,532            68,137            58,581
Shareholders' servicing agent fees and expenses                                600,091            29,337            43,546
Custodian's fees and expenses                                                   57,687            24,461            21,277
Trustees' fees and expenses                                                      4,800               157               178
Professional fees                                                              110,931            29,323            18,140
Shareholders' reports - printing and mailing expenses                          156,292            29,859            10,470
Federal and state registration fees                                             22,954             3,460               188
Portfolio insurance expense                                                     25,832             2,489             2,330
Other expenses                                                                  27,589            14,997             3,926
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         2,580,967           351,686           288,885
     Custodian fee credit                                                       (1,418)           (1,321)           (1,291)
     Expense reimbursement                                                    (657,154)         (131,921)         (101,182)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 1,922,395           218,444           186,412
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        6,986,777           973,585           886,337
Net realized gain from investment transactions                                      --                --                --
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $6,986,777        $  973,585        $  886,337
---------------------------------------------------------------------------------------------------------------------------

* California includes the operations of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the operations of the Nuveen California Tax-Exempt Money Market Fund from such date through February 29, 2000.

**New York includes the operations of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund through the close of business on June 25, 1999, and the operations of the Nuveen New York Tax-Exempt Money Market Fund from such date through February 29, 2000.


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                                                   Municipal
----------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended      Year Ended
                                                                                              2/29/00         2/28/99
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   6,986,777   $   7,273,829
Net realized gain from investment transactions                                                     --              --
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  6,986,777       7,273,829
----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders                                                              (6,986,777)     (7,273,829)
----------------------------------------------------------------------------------------------------------------------
Common Share Transactions
     (at constant net asset value of $1 per share)
Net proceeds from sale of shares                                                          163,405,512     159,407,682
Net proceeds from shares issued to shareholders due to reinvestment of distributions        6,413,805       6,997,731
----------------------------------------------------------------------------------------------------------------------
                                                                                          169,819,317     166,405,413
Cost of shares redeemed                                                                  (179,474,987)   (184,774,094)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions                              (9,655,670)    (18,368,681)
Net assets at the beginning of year                                                       252,354,156     270,722,837
----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $ 242,698,486   $ 252,354,156
----------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

                                                                     California
--------------------------------------------------------------------------------
                                                             Year Ended 2/29/00*
--------------------------------------------------------------------------------
Operations
Net investment income                                             $     973,585
Net realized gain from investment transactions                               --
--------------------------------------------------------------------------------
Net increase in net assets from operations                              973,585
--------------------------------------------------------------------------------
Distributions to Shareholders                                          (973,585)
--------------------------------------------------------------------------------
Common Share Transactions
     (at constant net asset value of $1 per share)
Net proceeds from shares issued in the reorganization
     of Nuveen California Tax-Free Money Market Fund
     Institutional Series                                             3,634,486
Net proceeds from sale of shares                                    103,596,018
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                               615,227
--------------------------------------------------------------------------------
                                                                    107,845,731
Cost of shares redeemed                                            (166,093,543)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions       (58,247,812)
Net assets at the beginning of year                                 113,761,490
--------------------------------------------------------------------------------
Net assets at the end of year                                     $  55,513,678
--------------------------------------------------------------------------------

*The year ended February 29, 2000, information includes the change in net assets of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through June 25, 1999, and the changes in net assets of the Nuveen California Tax-Exempt Money Market Fund from such date through February 29, 2000.


                                                                     California
--------------------------------------------------------------------------------
                                                             Year Ended 2/28/99
--------------------------------------------------------------------------------
                                                                   Service Plan
                                                                         Series
--------------------------------------------------------------------------------
Operations
Net investment income                                             $   2,778,800
Net realized gain from investment transactions                               --
--------------------------------------------------------------------------------
Net increase in net assets from operations                            2,778,800
--------------------------------------------------------------------------------
Distributions to Shareholders                                        (2,778,800)
--------------------------------------------------------------------------------
Common Share Transactions
     (at constant net asset value of $1 per share)
Net proceeds from sale of shares                                    295,788,047
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                             2,604,802
--------------------------------------------------------------------------------
                                                                    298,392,849
Cost of shares redeemed                                            (271,546,956)
--------------------------------------------------------------------------------
Net increase in net assets from share transactions                   26,845,893
Net assets at the beginning of year                                  86,915,597
--------------------------------------------------------------------------------
Net assets at the end of year                                     $ 113,761,490
--------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

                                                                        New York
--------------------------------------------------------------------------------
                                                             Year Ended 2/29/00*
--------------------------------------------------------------------------------
Operations
Net investment income                                              $    886,337
Net realized gain from investment transactions                               --
--------------------------------------------------------------------------------
Net increase in net assets from operations                              886,337
--------------------------------------------------------------------------------
Distributions to Shareholders                                          (886,337)
--------------------------------------------------------------------------------
Common Share Transactions
     (at constant net asset value of $1 per share)
Net proceeds from shares issued in the reorganization of
     Nuveen New York Tax-Free Money Market Fund
     Service Plan series                                              1,473,077
Net proceeds from shares issued in the reorganization of
     Nuveen New York Tax-Free Money Market Fund
     Institutional series                                                16,667
Net proceeds from sale of shares                                     40,147,717
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                               832,491
--------------------------------------------------------------------------------
                                                                     42,469,952
Cost of shares redeemed                                             (43,930,385)
--------------------------------------------------------------------------------
Net increase in net assets from share transactions                   (1,460,433)
Net assets at the beginning of year                                  33,106,609
--------------------------------------------------------------------------------
Net assets at the end of year                                      $ 31,646,176
--------------------------------------------------------------------------------

*The year ended February 29, 2000, information includes the changes in net assets of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund through June 25, 1999, and the changes in net assets of the Nuveen New York Tax-Exempt Money Market Fund from such date through February 29, 2000.

                                                                        New York
--------------------------------------------------------------------------------
                                                              Year Ended 2/28/99
--------------------------------------------------------------------------------
                                                               Distribution Plan
                                                                          Series
--------------------------------------------------------------------------------
Operations
Net investment income                                              $    835,048
Net realized gain from investment transactions                               --
--------------------------------------------------------------------------------
Net increase in net assets from operations                              835,048
--------------------------------------------------------------------------------
Distributions to Shareholders                                          (835,048)
--------------------------------------------------------------------------------
Common Share Transactions
     (at constant net asset value of $1 per share)
Net proceeds from sale of shares                                     16,651,466
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                               810,058
--------------------------------------------------------------------------------
                                                                     17,461,524
Cost of shares redeemed                                             (13,209,032)
--------------------------------------------------------------------------------
Net increase in net assets from share transactions                    4,252,492
Net assets at the beginning of year                                  28,854,117
--------------------------------------------------------------------------------
Net assets at the end of year                                      $ 33,106,609
--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The money market funds (the "Funds") covered in this report are Nuveen Municipal Money Market Fund ("Municipal"), formerly, Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Exempt Money Market Fund ("California"), formerly, Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Exempt Money Market Fund ("New York"), formerly, Nuveen New York Tax-Free Money Market Fund. Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Free Money Market Fund were reorganized after the close of business on June 25, 1999, as previously approved by shareholders. As part of the reorganization of the Nuveen California Tax-Free Money Market Fund, the Service Plan series and the Institutional series were consolidated and renamed Class A in California. As part of the reorganization of the Nuveen New York Tax-Free Money Market Fund, the Service Plan series, the Distribution Plan series and the Institutional series were consolidated into New York.

Municipal is an open-end, diversified management company incorporated as a Maryland corporation on July 6, 1982. California and New York are each a series of the Nuveen Money Market Trust, an open-end management series investment company organized as a Massachusetts business trust on January 15, 1999.

Each Fund invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market instruments for current income, the stability of principal, and the maintenance of liquidity.

Each Fund issues its own shares at net asset value, which the Fund will seek to maintain at $1.00 per share, without a sales charge.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Each Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 29, 2000, the dollar-weighted average life was 27.37 days for Municipal, 31.52 days for California, and 29.01 days for New York).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, New York had an outstanding when-issued purchase commitment of $1,002,450. There were no such outstanding purchase commitments in either Municipal or California.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end. The Fund may also distribute, from time to time, net ordinary taxable income and/or capital gains.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all of its tax-exempt net investment income, taxable ordinary income and/or net realized capital gains from investment transactions, if any, and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax and designated state income taxes for the California and New York Funds, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net ordinary taxable income and net realized capital gain distributions, if any, are subject to federal taxation.

12b-1 Plan

Effective after the close of business on June 25, 1999, each Fund pays a fee to reimburse John Nuveen & Co., Incorporated ("Nuveen"), a wholly owned subsidiary of the John Nuveen Company, the Funds' principal underwriter and distributor, for compensating authorized dealers of record, including Nuveen, for providing ongoing services to the Fund or its shareholders. Nuveen may pay additional amounts to such firms from its own resources at its discretion, and may retain any portion of the 12b-1 fees not paid to such firms.

Insurance Commitments

Effective April 1, 1999, the Funds purchased liability insurance to protect against a decline in the value of securities held in the Funds' portfolio caused by the default of securities owned by the Funds. This policy replaces a similar insurance policy from MBIA Insurance Corp. The insurance covers substantially all of the Funds' investments except U.S. Government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Funds pay the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Funds maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Derivative Financial Instruments

The Funds may invest in transactions in certain derivative financial instruments, including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 29, 2000.

Custodian Fee Credit

Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Securities Transactions

Purchases and sales (including maturities) of investments in short-term municipal securities during the fiscal year ended February 29, 2000, were as follows:

                  Municipal        California*       New York**
----------------------------------------------------------------
Purchases        $712,414,542      $277,036,747      $78,781,139
Sales             721,330,000       396,669,150       81,280,000
----------------------------------------------------------------

*The securities transactions include the purchases and sales (including maturities) of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the purchases and sales (including maturities) of the Nuveen California Tax-Exempt Money Market Fund from such date through February 29, 2000.

**The securities transactions include the purchases and sales (including maturities) of the Nuveen New York Tax-Free Money Market Fund through the close of business on June 25, 1999, and the purchases and sales (including maturities) of the Nuveen New York Tax-Exempt Money Market Fund from such date through February 29, 2000.

At February 29, 2000, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 29, 2000, California had unused capital loss carryforwards of $25,566 available for federal income tax purposes to be applied against future capital gains if any. If not applied, $18,364 of the carryforwards will expire in the year 2003 and $7,202 will expire in the year 2008.

3. Composition of Net Assets

At February 29, 2000, the Funds had common stock authorized of $.01 par value per share. The composition of net assets as well as the number of authorized shares were as follows:

                                      Municipal       California     New York
--------------------------------------------------------------------------------
Capital paid in                       $  242,698,486  $55,539,244    $31,646,176
Accumulated net realized gain (loss)
     from investment transactions                 --      (25,566)            --
--------------------------------------------------------------------------------
Net assets                            $  242,698,486  $55,513,678    $31,646,176
--------------------------------------------------------------------------------
Authorized shares                      2,000,000,000    Unlimited      Unlimited
--------------------------------------------------------------------------------

4. Management Fees and Other Transactions with Affiliates

Prior to the close of business on June 25, 1999, under the Funds' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                      Management Fees
                                 -------------------------
Average Daily Net Assets          Municipal        CA, NY
----------------------------------------------------------
For the first $500 million        .500 of 1%    .400 of 1%
For the next $500 million         .475 of 1     .375 of 1
For net assets over $1 billion    .450 of 1     .350 of 1
----------------------------------------------------------

Prior to the close of business on June 25, 1999, pursuant to the management agreements, the Adviser was obligated to reduce the management fee or assume certain expenses of each Fund, in an amount necessary to prevent the total expenses of each Fund (including the management fee and each Fund's share of service payments under the Distribution and Service Plans, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net assets of Municipal, and
 .55 of 1% of the average daily net assets of California and New York.

Effective after the close of business on June 25, 1999, as approved by shareholders, the management fee was as follows:

                                       Management Fees
                                  --------------------------
Average Daily Net Assets           Municipal         CA, NY
------------------------------------------------------------
For the first $125 million        .5000 of 1%    .4000 of 1%
For the next $125 million         .4875 of 1     .3875 of 1
For the next $250 million         .4750 of 1     .3750 of 1
For the next $500 million         .4625 of 1     .3625 of 1
For the next $1 billion           .4500 of 1     .3500 of 1
For net assets over $2 billion    .4250 of 1     .3250 of 1
------------------------------------------------------------

Although not obligated to do so pursuant to the new advisory agreements, the Adviser may for limited periods of time voluntarily agree to reimburse certain expenses of the Funds and has agreed to limit the total operating expenses of the Funds to .75 of 1% of the average daily net assets of Municipal and .55 of 1% of the average daily net assets of California and New York through December 31, 1999.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

5. Investment Composition

At February 29, 2000, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                     Municipal   California   New York
-----------------------------------------------------------------------
Basic Materials                              8%          --%        --%
Capital Goods                               10            5         --
Consumer Cyclicals                           5           --          3
Consumer Staples                             2            5         --
Education and Civic Organizations           11           --         17
Health Care                                 10           14          7
Housing/Multifamily                         10           12         15
Industrial/Other                             9            4          2
Long-Term Care                              11           --          6
Tax Obligation/General                      11           18         30
Tax Obligation/Limited                       1           13         --
Transportation                               1            9          9
Utilities                                   11           14          9
Water and Sewer                             --            6          2
-----------------------------------------------------------------------
                                           100%         100%       100%
-----------------------------------------------------------------------

At February 29, 2000, certain investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (90% for Municipal, 85% for California, and 82% for New York).

For additional information regarding each investment security, refer to the Portfolio of Investments.

              Financial Highlights

              Selected data for a share outstanding throughout each period:

                                                                                      Ratios/Supplemental Data
                                                           -------------------------------------------------------------------------
                                                                       Before Credit/            After              After Credit/
                                                                       Reimbursement        Reimbursement(a)      Reimbursement(b)
                                                                    ---------------------   ------------------  --------------------
MUNICIPAL                                                           Ratio of       Ratio  Ratio of       Ratio  Ratio of       Ratio
                                       Less                         Expenses      of Net  Expenses      of Net  Expenses      of Net
    Year Beginning            Distributions Ending        Ending          to  Investment        to  Investment        to  Investment
  Ending       Net        Net      from Net    Net           Net     Average   Income to   Average      Income   Average   Income to
February     Asset Investment    Investment  Asset  Total Assets         Net     Average       Net  to Average       Net     Average
  28/29,     Value     Income        Income  Value Return  (000)      Assets  Net Assets    Assets  Net Assets    Assets  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
  2000     $1.00      $.03       $(.03)      $1.00  2.79%  $242,698   1.03%      2.53%       .77%       2.79%      .77%      2.79%
  1999      1.00       .03        (.03)       1.00  2.85    252,354    .80       2.79        .75        2.84       .75       2.84
  1998      1.00       .03        (.03)       1.00  3.02    270,723    .81       2.96        .75        3.02       .75       3.02
  1997      1.00       .03        (.03)       1.00  2.87    304,087    .80       2.82        .75        2.87       .75       2.87
  1996      1.00       .03        (.03)       1.00  3.23    339,662    .79       3.18        .75        3.22       .75       3.22
------------------------------------------------------------------------------------------------------------------------------------

(a)  After expense reimbursement from the investment adviser, where applicable.
(b)  After custodian fee credit and expense reimbursement, where applicable.

                                                                                      Ratios/Supplemental Data
                                                           -------------------------------------------------------------------------
                                                                      Before Credit/             After              After Credit/
                                                                       Reimbursement        Reimbursement(a)      Reimbursement(b)
                                                                    ---------------------   ------------------  --------------------
CALIFORNIA*                                                         Ratio of       Ratio  Ratio of       Ratio  Ratio of       Ratio
                                       Less                         Expenses      of Net  Expenses      of Net  Expenses      of Net
    Year Beginning            Distributions Ending        Ending          to  Investment        to  Investment        to  Investment
  Ending       Net        Net      from Net    Net           Net     Average   Income to   Average      Income   Average   Income to
February     Asset Investment    Investment  Asset  Total Assets         Net     Average       Net  to Average       Net     Average
  28/29,     Value     Income        Income  Value Return  (000)      Assets  Net Assets    Assets  Net Assets    Assets  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
2000(c)    $1.00      $.03       $(.03)      $1.00  2.65%  $ 55,514    .93%      2.23%       .58%       2.58%      .58%      2.58%
1999        1.00       .03        (.03)       1.00  2.81    113,761    .59       2.75        .55        2.79       .55       2.79
1998        1.00       .03        (.03)       1.00  3.13     86,916    .58       3.09        .55        3.12       .55       3.12
1997        1.00       .03        (.03)       1.00  2.94     95,306    .59       2.89        .55        2.93       .55       2.93
1996        1.00       .03        (.03)       1.00  3.32     70,722    .56       3.28        .54        3.30       .54       3.30
------------------------------------------------------------------------------------------------------------------------------------

* Information included prior to the year ended February 29, 2000, reflects the financial highlights of the Service Plan series of the Nuveen California Tax-Free Money Market Fund.
(a)  After expense reimbursement from the investment adviser, where applicable.
(b)  After custodian fee credit and expense reimbursement, where applicable.
(c) Information includes the financial highlights of the Service Plan series of the Nuveen California Tax-Free Money Market Fund through the close of business on June 25, 1999, and the financial highlights of the Nuveen California Tax-Exempt Money Market Fund from such date through February 29, 2000.

                                                                                      Ratios/Supplemental Data
                                                           -------------------------------------------------------------------------

                                                                       Before Credit/            After              After Credit/
                                                                       Reimbursement        Reimbursement(a)      Reimbursement(b)
                                                                    ---------------------   ------------------  --------------------
NEW YORK*                                                           Ratio of       Ratio  Ratio of       Ratio  Ratio of       Ratio
                                       Less                         Expenses      of Net  Expenses      of Net  Expenses      of Net
    Year Beginning            Distributions Ending        Ending          to  Investment        to  Investment        to  Investment
  Ending       Net        Net      from Net    Net           Net     Average   Income to   Average      Income   Average   Income to
February     Asset Investment    Investment  Asset  Total Assets         Net     Average       Net  to Average       Net     Average
  28/29,     Value     Income        Income  Value Return  (000)      Assets  Net Assets    Assets  Net Assets    Assets  Net Assets
------------------------------------------------------------------------------------------------------------------------------------
2000(c)    $1.00      $.03       $(.03)      $1.00  2.73%  $ 31,646    .89%      2.41%       .58%       2.72%      .57%      2.72%
1999        1.00       .03        (.03)       1.00  2.73     33,107    .72       2.54        .55        2.71       .55       2.71
1998        1.00       .03        (.03)       1.00  3.10     28,854    .89       2.75        .55        3.09       .55       3.09
1997        1.00       .03        (.03)       1.00  2.90     26,116    .92       2.52        .55        2.89       .55       2.89
1996        1.00       .03        (.03)       1.00  3.20     31,631    .94       2.80        .55        3.19       .55       3.19

* Information included prior to the year ended February 29, 2000, reflects the financial highlights of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund.
(a)  After expense reimbursement from the investment adviser, where applicable.
(b)  After custodian fee credit and expense reimbursement, where applicable.
(c) Information includes the financial highlights of the Distribution Plan series of the Nuveen New York Tax-Free Money Market Fund prior to the close of business on June 25, 1999, and the financial highlights of the Nuveen New York Tax-Exempt Money Market Fund from such date through February 29, 2000.

Report of Independent Public Accountants


To the Board of Directors/Trustees and Shareholders of Nuveen Municipal Money Market Fund
Nuveen California Tax-Exempt Money Market Fund
Nuveen New York Tax-Exempt Money Market Fund:


We have audited the accompanying statements of net assets of Nuveen Municipal Money Market Fund (a Maryland Corporation), Nuveen California Tax-Exempt Money Market Fund and Nuveen New York Tax-Exempt Money Market Fund (each a series of the Nuveen Money Market Trust) (a Massachusetts business Trust), including the portfolios of investments, as of February 29, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of each of the respective funds constituting the Nuveen Municipal Money Markey Fund, Nuveen California Tax-Exempt Money Market Fund and Nuveen New York Tax-Exempt Money Market Fund as of February 29, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
April 14, 2000

Shareholder Meeting Report
A special shareholder meeting was held in Chicago, Illinois on June 4, 1999

                                             Municipal    California    New York
--------------------------------------------------------------------------------
Approval of the Directors/Trustees
     was reached as follows:
Robert P. Bremner
     For                                     147,093,944  59,113,169  15,194,075
     Withhold                                  4,061,638   1,919,061     316,066
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Lawrence H. Brown
     For                                     147,131,185  59,113,169  15,194,264
     Withhold                                  4,024,397   1,919,061     315,877
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Anne E. Impellizzeri
     For                                     147,131,185  59,113,169  15,194,264
     Withhold                                  4,024,397   1,919,061     315,877
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Peter R. Sawers
     For                                     147,131,185  59,113,169  15,194,264
     Withhold                                  4,024,397   1,919,061     315,877
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
William J. Schneider
     For                                     147,131,185  59,113,169  15,194,264
     Withhold                                  4,024,397   1,919,061     315,877
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Timothy R. Schwertfeger
     For                                     147,131,185  59,113,169  15,194,264
     Withhold                                  4,024,397   1,919,061     315,877
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Judith M. Stockdale
     For                                     147,131,185  59,113,169  15,194,264
     Withhold                                  4,024,397   1,919,061     315,877
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Ratification of auditors was reached
     as follows:
     For                                     138,560,834  53,840,864  14,799,429
     Against                                   3,174,394   3,063,841     130,944
     Abstain                                   9,420,354   4,127,525     579,768
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------
Approval of new investment management
     agreement:
     For                                     129,260,136  46,178,389  13,977,012
     Against                                   7,871,753  10,782,780     587,586
     Abstain                                  10,220,629   4,057,102     841,070
     Broker Non-Vote                           3,803,064      13,959     104,473
--------------------------------------------------------------------------------
     Total                                   151,155,582  61,032,230  15,510,141
--------------------------------------------------------------------------------

                                           Municipal    California      New York
--------------------------------------------------------------------------------
Approval of new Rule 12B-1 plan:
                                                      Service Plan  Service Plan
                                                            Series        Series
                                                      ------------- ------------
     For                                 123,428,990    12,791,022       875,823
     Against                              11,925,115     1,679,673        40,695
     Abstain                              11,998,412            --       177,290
     Broker Non-Vote                       3,803,065        12,626        49,075
--------------------------------------------------------------------------------
     Total                               151,155,582    14,483,321     1,142,883
--------------------------------------------------------------------------------
                                                      Distribution  Distribution
                                                       Plan Series   Plan Series
                                                      ------------- ------------
     For                                          --    27,367,030    12,920,231
     Against                                      --    11,959,853       598,979
     Abstain                                      --     4,339,386       775,982
     Broker Non-Vote                              --         1,331        55,399
--------------------------------------------------------------------------------
      Total                                       --    43,667,600    14,350,591
--------------------------------------------------------------------------------
                                                     Institutional Institutional
                                                       Plan Series   Plan Series
                                                     ---------------------------
     For                                          --     2,650,287        16,666
     Against                                      --       231,022            --
     Abstain                                      --            --            --
     Broker Non-Vote                              --            --            --
--------------------------------------------------------------------------------
     Total                                        --     2,881,309        16,666
--------------------------------------------------------------------------------
Approval of plan and agreement of
  reorganization:

     For                                 128,915,984    42,905,192    13,357,820
     Against                               7,097,985    13,833,850     1,166,721
     Abstain                              11,338,548     4,279,231       881,127
     Broker Non-Vote                       3,803,065        13,957       104,473
--------------------------------------------------------------------------------
     Total                               151,155,582    61,032,230    15,510,141
--------------------------------------------------------------------------------
Approval of amendments to the Fund's
  investment objective:

     For                                 129,579,240    44,422,103    14,087,953
     Against                               6,980,755    11,996,643       621,629
     Abstain                              10,792,522     4,599,527       696,086
     Broker Non-Vote                       3,803,065        13,957       104,473
--------------------------------------------------------------------------------
     Total                               151,155,582    61,032,230    15,510,141
--------------------------------------------------------------------------------
Approval of elimination of the Fund's
  fundamental investment policy on
  unseasoned issuers:

     For                                 126,900,773    44,732,732    13,431,154
     Against                               8,204,172    11,366,647     1,240,027
     Abstain                              12,247,572     4,918,894       734,487
     Broker Non-Vote                       3,803,065        13,957       104,473
--------------------------------------------------------------------------------
     Total                               151,155,582    61,032,230    15,510,141
--------------------------------------------------------------------------------
Approval of elimination of the Fund's
  fundamental investment policy on
  limitation on ownership of
  securities:

     For                                 126,807,484    45,973,400    13,371,249
     Against                               8,197,706    10,302,634     1,340,496
     Abstain                              12,347,327     4,742,239       693,923
     Broker Non-Vote                       3,803,065        13,957       104,473
--------------------------------------------------------------------------------
     Total                               151,155,582    61,032,230    15,510,141
--------------------------------------------------------------------------------

Fund Information



Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services
Chase Global Funds Services
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

John Nuveen, Sr.
[PHOTO APPEARS HERE]


                            SERVING

                                   INVESTORS

                               FOR GENERATIONS


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800) 257-8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.



NUVEEN
Investments

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

ANNUAL REPORT February 29, 2000


                                                              NUVEEN INVESTMENTS



NUVEEN
MONEY MARKET
FUNDS



Institutional Tax-Exempt


[PHOTO APPEARS HERE]

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL



    Contents

 1  Dear Shareholder
 3  Nuveen Institutional Tax-Exempt
    Money Market Fund Spotlight
 4  Portfolio of Investments
 7  Statement of Net Assets
 7  Statement of Operations
 8  Statement of Changes in Net Assets
 9  Notes to Financial Statements
12  Financial Highlights
13  Report of Independent Public Accountants

Shareholder Meeting Report
A special shareholder meeting was held in Chicago, Illinois on June 4, 1999


-----------------------------------------------------
Approval of the Trustees was reached as follows:
=====================================================
Robert P. Bremner
  For                                     290,212,736
  Withhold                                  1,508,694
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Lawrence H. Brown
  For                                     290,267,176
  Withhold                                  1,454,254
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Anne E. Impellizzeri
  For                                     290,267,176
  Withhold                                  1,454,254
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Peter R. Sawers
  For                                     290,267,176
  Withhold                                  1,454,254
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
William J. Schneider
  For                                     290,267,176
  Withhold                                  1,454,254
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Timothy R. Schwertfeger
  For                                     290,267,176
  Withhold                                  1,454,254
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Judith M. Stockdale
  For                                     290,267,176
  Withhold                                  1,454,254
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Ratification of auditors was reached as follows:
  For                                     281,738,543
  Against                                   5,286,351
  Abstain                                   4,696,536
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Approval of new investment management agreement:
  For                                     246,931,226
  Against                                  16,024,921
  Abstain                                   6,514,227
  Broker Non-Vote                          22,251,056
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Approval of plan and agreement of reorganization:
  For                                     287,068,431
  Against                                  14,426,701
  Abstain                                   6,166,102
  Broker Non-Vote                          22,251,056
-----------------------------------------------------
  Total                                   329,912,290
=====================================================
Approval of amendments to the Fund's investment
objective:
  For                                     255,671,676
  Against                                   6,917,244
  Abstain                                   6,881,453
  Broker Non-Vote                          22,251,057
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Approval of elimination of the Fund's fundamental
investment policy on unseasoned issues:
  For                                     225,969,446
  Against                                  39,481,838
  Abstain                                   4,019,091
  Broker Non-Vote                          22,251,057
-----------------------------------------------------
  Total                                   291,721,430
=====================================================
Approval of elimination of the Fund's fundamental
investment policy on limitations on ownership of
securities:
  For                                     260,470,013
  Against                                   4,510,347
  Abstain                                   4,490,013
  Broker Non-Vote                          22,251,057
-----------------------------------------------------
  Total                                   291,721,430
=====================================================

DEAR

Shareholder,

[Photo of Timothy R. Schwertfeger appears here]
Timothy R. Schwertfeger
Chairman of the Board


Setting financial goals is an important first step toward building wealth. At Nuveen Investments, we believe those goals should not be considered ends in themselves. Rather, you and your financial advisor's focus should be on realizing your life's dreams -- the things that matter most to you and how you can make them happen -- or make them better.

Through a well-crafted financial plan, you have the chance to shape future generations -- to broaden your sphere of influence -- to leave your legacy.

As you develop that plan, you'll want to consider the different ways your success can benefit others. You may find that you want to create a new set of goals to achieve this. Working with your financial advisor, you have the ability to make those dreams a reality -- for yourself and future generations.

A Trusted Resource As you face some of the most important, lasting decisions you and your family will make, you'll want to draw upon the support, counsel and objectivity of a trusted advisor. That's because your financial advisor has the expertise and access to other professionals who can help you make informed choices -- choices that affect not only your loved ones today, but those your legacy will touch in the future.

     Your financial advisor can provide sound financial insight, an integrated approach to your investments and can serve as a knowledgeable friend with your family's best interest at heart.

     We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values.

Family Wealth Management Too often, family wealth management is thought of in one dimension--as the stewardship of your household's financial resources. At Nuveen Investments, we think of family wealth management as the map to help you reach your financial, and your life's, destinations. It's a multi-faceted strategy to plan for not just your needs, but the needs of future generations.

The Economic Environment You may be reading this report at the suggestion of your financial advisor. I want to briefly report on the economic environment in which your Nuveen investment performed.

     The end of your fund's fiscal period, February 29, 2000, was an important day in our nation's economic life. It marked the 107th month of continued economic expansion, the longest period of expansion in history. The only period to rival that length was the 106-month expansion from February 1961 to December 1969, a peri-

 "We are dedicated to helping you and your financial advisor develop a family wealth management strategy unique to you and your goals and values."

                                                           ANNUAL REPORT  page 1

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms directs the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's income-oriented funds feature portfolio management by Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research
 . An active, value-oriented investment style
 . The unmatched presence and trading leverage of a market leader.


od known best for its military conflicts, domestic unrest and soaring inflation.

     That was then; this is now.

     The vigilant inflationary watch of Federal Reserve Chairman Alan Greenspan, the growth of the Internet and other technology-related developments and the globalization of the economy are three reasons for continued economic health.

     In their battle to keep inflation at bay, Greenspan's Fed raised interest rates on February 2, 2000, and again on March 21, 2000. The latest increase marked the fifth time the Fed has raised the federal funds rate -- the interest that banks charge each other on overnight loans -- since June 1999.

     Over the short term, the inflation threat has meant increased price fluctuations in the equity markets. Part of that is due to the fact that investors and the various markets have been watching -- and reacting to -- every announcement concerning economic statistics.

     Longer term, we believe there's still faith in the emerging paradigm, which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. The 1960's 106-month expansion that I noted earlier was fueled by government spending. Today's economy has been fueled by consumer spending and improved productivity.

Performance Review I'm pleased to report that despite market volatility, the Nuveen Institutional Tax-Exempt Money Market Fund continued to provide investors with attractive short-term rates. As of February 29, 2000, the fund offered investors a 7-day tax-free yield of 3.31%, which represented a taxable-equivalent yield of 4.80% for investors in the 31% federal income tax bracket. Please see the Fund Spotlight in this report for more information.

In Closing We believe the potential presence of inflation and price swings in the markets reinforce the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs. As you pursue your life's dreams, your financial advisor can serve as a valuable resource in helping you keep market events in perspective while you focus on your overall financial plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. We are committed to maintaining that reputation and working with financial advisors to provide investment solutions that help individuals achieve their lives dreams. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 14, 2000

ANNUAL REPORT  page 2

NUVEEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND

Fund Spotlight as of February 29, 2000


Portfolio Statistics

Inception Date                         3/81
-------------------------------------------
Net Assets                   $235.3 million
-------------------------------------------
Average Weighted Maturity         39.6 days
-------------------------------------------

Tax-Free Yields

SEC 7-Day Yield                       3.31%
-------------------------------------------
SEC 30-Day Yield                      3.09%
-------------------------------------------

Taxable Equivalent
(based on a federal income tax rate of 31%)

SEC 7-Day Yield                       4.80%
-------------------------------------------
SEC 30-Day Yield                      4.48%
-------------------------------------------


Diversification (as a % of market value)

Health Care                             25%
-------------------------------------------
Long-Term Care                          23%
-------------------------------------------
Tax Obligation (General)                21%
-------------------------------------------
Education and Civic Organizations        8%
-------------------------------------------
Housing (Multifamily)                    7%
-------------------------------------------
Financials                               5%
-------------------------------------------
Transportation                           5%
-------------------------------------------
Utilities                                3%
-------------------------------------------
Tax Obligation (Limited)                 2%
-------------------------------------------
Other                                    1%
-------------------------------------------


Past performance is no guarantee of future results.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund serves to preserve the value of an investment in the fund at $1.00 per share, it is possible to lose money by investing in the fund.

Terms To Know

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

                                                           ANNUAL REPORT  page 3

Portfolio of Investments
Nuveen Institutional Tax-Exempt Money Market Fund
February 29, 2000

     Principal                                                                                                            Amortized
  Amount (000)   Description                                                                                Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
                 Alabama - 0.8%

      $  2,000   Dallas County Housing Development Corporation, Housing Development Revenue, Series 1999,        A-1   $  2,000,000
                   Variable Rate Demand Bonds, 4.060%, 7/01/19+
------------------------------------------------------------------------------------------------------------------------------------
                 Arizona - 1.9%

         4,500   Rancho Ladera Certificates Trust, Variable Rate Certificates of Participation, 1999 Series   VMIG-1      4,500,000
                   A (Interests in Industrial Development Authority of the City of Phoenix, Arizona),
                   Multifamily Housing Revenue Bonds, Series 1997, 4.050%, 10/01/08+
------------------------------------------------------------------------------------------------------------------------------------
                 District of Columbia - 3.8%

         2,700   District of Columbia (Washington, D.C.) General Obligation Bonds, Variable Rate              VMIG-1      2,700,000
                   Demand Revenue Bonds, Series 1992A-3, 3.900%, 10/01/07+

         4,650   District of Columbia (Washington, D.C.) General Obligation Bonds, Variable Rate              VMIG-1      4,650,000
                   Demand Revenue Bonds, Series 1992A-6, 3.900%, 10/01/07+

         1,700   District of Columbia (Washington, D.C.) General Obligation Bonds, Variable Rate              VMIG-1      1,700,000
                   Demand Revenue Bonds, Series 1992A-4, 3.900%, 10/01/07+
------------------------------------------------------------------------------------------------------------------------------------
                 Florida - 2.1%

         5,000   Miami Health Facilities Authority (Miami Jewish Home and Hospital for the Aged,                Aa-3      5,000,000
                   Inc.), Series 1992, Variable Rate Demand Bonds, 3.950%, 3/01/12+
------------------------------------------------------------------------------------------------------------------------------------
                 Georgia - 5.5%

         2,300   Columbia Elderly Authority, Residential Care Facilities Revenue Bonds (Augusta Resource        Aa-3      2,300,000
                   Center on Aging, Inc.), Variable Rate Demand Bonds, Series 1994, 3.950%, 1/01/21+

        10,705   Housing Authority of the County of DeKalb, Georgia, Multifamily Housing Revenue              VMIG-1     10,705,000
                   Refunding Bonds (Lenox Pointe Project), Series 1996A, Variable Rate Demand Bonds,
                   4.000%, 11/01/23+
------------------------------------------------------------------------------------------------------------------------------------
                 Illinois - 2.5%

         5,970   Illinois Educational Facilities Authority, Cultural Pool, Series 1985, Variable              VMIG-1      5,970,000
                   Rate Demand Revenue Bonds, 3.800%, 12/01/25+
------------------------------------------------------------------------------------------------------------------------------------
                 Indiana - 4.3%

         6,200   Fort Wayne, Indiana, Economic Development Revenue Bonds, Variable Rate Demand                  A-1+      6,200,000
                   Bonds, Series 1998 (St. Anne Home and Retirement), 3.990%, 9/01/23+

         4,000   Tippecanoe School Corporation, Indiana, Temporary Loan Warrants, 4.750%, 12/29/00               N/R      4,014,333
------------------------------------------------------------------------------------------------------------------------------------
                 Iowa - 2.1%

         5,000   Iowa Finance Authority (Burlington Medical Center), Series 1997, Variable Rate                  A-1      5,000,000
                   Demand Revenue Bonds, 3.950%, 6/01/27+
------------------------------------------------------------------------------------------------------------------------------------
                 Kansas - 2.3%

         1,400   Kansas State Development Finance Authority, Health Facilities Revenue Bonds, Series 1998M    VMIG-1      1,400,000
                   (Stormont-Vail Regional Medical Center), Variable Rate Demand Bonds, 3.900%, 11/15/23+

         4,000   City of Wamego, Kansas, Pollution Control Refunding Revenue Bonds (UtiliCorp United,            A-1      4,000,000
                   Inc. Project), Series 1996, Variable Rate Demand Bonds, 3.850%, 3/01/26+
------------------------------------------------------------------------------------------------------------------------------------
                 Kentucky - 4.5%

         3,000   Kentucky Asset/Liability Commission, General Fund Tax and Revenue Anticipation Notes,         MIG-1      3,002,623
                   1999 Series A, 4.250%, 6/28/00

         7,580   Kentucky Development Finance Authority (Presbyterian Homes and Services Project),            VMIG-1      7,580,000
                   Variable Rate Demand Bonds, Series 1988A, 4.010%, 11/01/18+

     Principal                                                                                                            Amortized
  Amount (000)   Description                                                                                Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
                 Louisiana - 2.1%

     $   5,000   New Orleans Aviation Board, Revenue Bonds, Series 1993B, Variable Rate Demand Bonds,         VMIG-1  $   5,000,000
                   3.900%, 8/01/16+
------------------------------------------------------------------------------------------------------------------------------------
                 Michigan - 6.3%

        11,800   Detroit Downtown Development Authority (Millender Center Project), Series 1988,                 A-1     11,800,000
                   Variable Rate Demand Revenue Bonds, 4.100%, 12/01/10+

         3,100   Farmington Hills Hospital Finance Authority (Botsford General Hospital), Series              VMIG-1      3,100,000
                   1991B, Variable Rate Demand Bonds, 3.900%, 2/15/16+
------------------------------------------------------------------------------------------------------------------------------------
                 Minnesota - 8.1%

         4,400   Bloomington Port Authority, Minnesota, Special Tax Revenue Refunding Bonds (Mall             VMIG-1      4,400,000
                   of America Project), Series 1999B, Variable Rate Demand Bonds, 3.950%, 2/01/13+

         1,480   City of Cohasset, Minnesota, Variable Rate Demand Revenue Refunding Bonds (Minnesota           A-1+      1,480,000
                   Power and Light Company Project), Series 1997A, 3.850%, 6/01/20+

         2,000   City of Cohasset, Minnesota, Variable Rate Demand Revenue Refunding Bonds (Minnesota           A-1+      2,000,000
                   Power and Light Company Project), Series 1997D, 3.850%, 12/01/07+

         4,000   Minneapolis/St. Paul Housing and Redevelopment Authority (Children's Health Care),            SP-1+      4,000,000
                   Series 1995, Variable Rate Demand Bonds, 3.900%, 8/15/25+

         7,195   St. Paul Housing and Redevelopment Authority, Parking Revenue Bonds, Series                  VMIG-1      7,195,000
                   1995B, Variable Rate Demand Bonds, 3.950%, 8/01/17+
------------------------------------------------------------------------------------------------------------------------------------
                 Missouri - 4.4%

         4,000   Health and Educational Facilities Authority of the State of Missouri, Variable Rate          VMIG-1      4,000,000
                   Demand Bonds, Health Facilities Revenue Bonds (Bethesda Barclay), Series 1996A,
                   4.000%, 8/15/26+

         2,600   The Industrial Development Authority of the City of Independence, Missouri,                    A-1+      2,600,000
                   Variable Rate Demand Industrial Development Revenue Bonds (The Groves and Graceland
                   College Nursing Arts Center Projects), Series 1997A, 3.850%, 11/01/27+

         3,700   Kansas City Industrial Development (Research Health System), Variable Rate Demand            VMIG-1      3,700,000
                   Bonds, 3.900%, 4/15/15+
------------------------------------------------------------------------------------------------------------------------------------
                 Nebraska - 1.9%

         4,355   Scotts Bluff County Hospital Authority, Elderly Residential Facility Refunding                  A-1      4,355,000
                   Revenue (Regional West Village Project), Variable Rate Demand Bonds, 3.900%, 12/01/31+
------------------------------------------------------------------------------------------------------------------------------------
                 Ohio - 2.1%

         5,000   County of Hamilton, Ohio, Variable Rate Demand Bonds, Hospital Facilities Revenue            VMIG-1      5,000,000
                   Bonds, Series 1997A (Children's Hospital Medical Center), 3.900%, 5/15/17+
------------------------------------------------------------------------------------------------------------------------------------
                 Oregon - 3.0%

         7,000   Multnomah County School District 1J, Portland (Oregon), 1999 Tax and Revenue                  MIG-1      7,011,206
                   Anticipation Notes, 4.000%, 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 17.2%

         4,000   Allegheny County Hospital Development Authority (Allegheny County, Pennsylvania),            VMIG-1      4,000,000
                   Health Center Revenue Bonds, Series 1990C (Presbyterian-University Health System,
                   Inc.), Variable Rate Demand Bonds, 3.950%, 3/01/20+

         1,630   Allegheny County Industrial Development Authority (Longwood at Oakmont, Inc.                 VMIG-1      1,630,000
                   Project), Series 1997B, Variable Rate Demand Revenue Bonds, 3.850%, 7/01/27+

         1,500   Allegheny County Industrial Development Authority (Longwood at Oakmont, Inc.                 VMIG-1      1,500,000
                   Project), Series 1997C, Variable Rate Demand Revenue Bonds, 3.850%, 7/01/27+

         4,000   Allegheny County Industrial Development Authority, Zoological Society of Pittsburgh,            A-1      4,004,863
                   Adjustable Rate Demand Revenue Bonds, Series A of 1999, 4.000%, 6/01/19+ (Mandatory
                   put 6/01/00)

         9,900   Dauphin County General Authority, Variable Rate Demand Revenue Bonds, Series of 1997         VMIG-1      9,900,000
                   (Education and Health Loan Program), 3.940%, 11/01/17+

Portfolio of Investments
Nuveen Institutional Tax-Exempt Money Market Fund (continued)
February 29, 2000

     Principal                                                                                                            Amortized
  Amount (000)   Description                                                                                Ratings*           Cost
------------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania (continued)

     $  12,500   Lancaster County Hospital Authority, Series 1998B, Variable Rate Demand Revenue Bonds           A-1   $ 12,500,000
                   (Willow Valley Lakes Manor), 3.940%, 12/01/18+

         3,440   Philadelphia Authority for Industrial Development (Horizon House, Inc. Project),             VMIG-1      3,440,000
                   Variable Rate Demand Revenue Bonds, Series 1998, 3.950%, 6/01/13+

         3,250   Philadelphia Authority for Industrial Development (The Academy of Music of                     Aa-3      3,250,000
                   Philadelphia), Variable Rate Demand Revenue Bonds, Series 1998, 3.950%, 8/01/18+
------------------------------------------------------------------------------------------------------------------------------------
                 South Dakota - 5.0%

        11,780   South Dakota Health and Educational Facilities Authority (McKennan Hospital),                VMIG-1     11,780,000
                   Series 1994, Variable Rate Demand Revenue Bonds, 3.950%, 7/01/14+
------------------------------------------------------------------------------------------------------------------------------------
                 Tennessee - 0.8%

         1,900   Chattanooga-Hamilton Counties Hospital Authority, Hospital Revenue and Refunding               A-1+      1,900,000
                   Bonds (Erlanger Medical Center), Series 1987, Variable Rate Demand Bonds, 3.850%,
                   10/01/17+
------------------------------------------------------------------------------------------------------------------------------------
                 Texas - 5.1%

        10,000   State of Texas, Tax and Revenue Anticipation Notes, Series 1999-2000A, 4.500%, 8/31/00        MIG-1     10,031,408

         1,900   Texas Health Facilities Development Corporation (North Texas Pooled Health Program),         VMIG-1      1,900,000
                   Variable Rate Demand Bonds, Series 1985A, 4.100%, 5/31/25+
------------------------------------------------------------------------------------------------------------------------------------
                 Washington - 2.5%

         1,500   Washington State Housing Finance Commission, Variable Rate Demand Nonprofit                     A-1      1,500,000
                   Revenue Bonds (Emerald Heights Project), Series 1990, 3.850%, 1/01/21+

         2,800   Washington State Housing Finance Commission, Nonprofit Revenue Bonds (Panorama               VMIG-1      2,800,000
                   City Project), Series 1997, Refunding Bonds, Variable Rate Demand Bonds, 3.950%,
                   1/01/27+

         1,620   Washington State Housing Finance Commission, Nonprofit Revenue Bonds (YMCA of                VMIG-1      1,620,000
                   Snohomish County Program), Series 1994, Variable Rate Demand Bonds, 3.950%, 8/01/19+
------------------------------------------------------------------------------------------------------------------------------------
                 Wisconsin - 10.8%

         7,200   Wisconsin Health and Educational Facilities Authority, Series 1988A (Alexian                 VMIG-1      7,200,000
                   Village of Milwaukee), Commercial Paper, 3.800%, 5/08/00

         3,000   Cedarburg School District, Series 1999, Tax and Revenue Anticipation Notes,                     N/R      3,003,766
                   4.150%, 9/08/00

         4,400   Clinton Community School District, Rock and Walworth Counties, Wisconsin, Bond                MIG-1      4,403,413
                   Anticipation Notes, 4.250%, 10/16/00

         3,515   Monroe School District of Green County, Bond Anticipation Notes, Series 1999,                 MIG-1      3,518,542
                   4.400%, 6/12/00

         7,000   Oshkosh Area School District, Wisconsin, Series 1999, Tax and Revenue                         MIG-1      7,009,702
                   Promissory Notes, 4.000%, 8/23/00
------------------------------------------------------------------------------------------------------------------------------------
      $233,170   Total Investments - 99.1%                                                                              233,254,856
==============----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.9%                                                                     2,070,175
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                     $235,325,031
                 ===================================================================================================================


*    Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
Nuveen Institutional Tax-Exempt Money Market Fund
February 29, 2000

-------------------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost, which approximates market value     $233,254,856
Cash                                                                                                        805,817
Receivables:
  Fund manager                                                                                              122,236
  Interest                                                                                                1,330,285
  Investments sold                                                                                          500,000
Other assets                                                                                                  9,590
-------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                          236,022,784
-------------------------------------------------------------------------------------------------------------------
Liabilities
Other accrued expenses                                                                                       70,222
Dividends payable                                                                                           627,531
-------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                         697,753
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                                                            $235,325,031
===================================================================================================================
Shares outstanding                                                                                      235,325,031
===================================================================================================================
Net asset value, offering and redemption price per share (net assets divided by shares outstanding)    $       1.00
===================================================================================================================

Statement of Operations*
Nuveen Institutional Tax-Exempt Money Market Fund
Year ended February 29, 2000

-------------------------------------------------------------------------------------------------------------------
Investment Income                                                                                      $ 10,478,824
-------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                           1,209,903
Shareholders' servicing agent fees and expenses                                                             105,068
Custodian's fees and expenses                                                                                98,466
Trustees' fees and expenses                                                                                   7,394
Professional fees                                                                                           138,159
Shareholders' reports - printing and mailing expenses                                                        39,135
Federal and state registration fees                                                                          57,141
Portfolio insurance expense                                                                                  31,076
Other expenses                                                                                               54,608
-------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                      1,740,950
  Custodian fee credit                                                                                       (3,968)
  Expense reimbursement                                                                                    (331,411)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                              1,405,571
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                     9,073,253
Net realized gain (loss) from investment transactions                                                        (1,772)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                             $  9,071,481
===================================================================================================================

* The statement includes the operations of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the operations of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through February 29, 2000.

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
Nuveen Institutional Tax-Exempt Money Market Fund


                                                                                             Year Ended        Year Ended
                                                                                               2/29/00*           2/28/99
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $     9,073,253   $    10,920,584
Net realized gain (loss) from investment transactions                                            (1,772)               --
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                    9,071,481        10,920,584
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders                                                                (9,073,253)      (10,920,584)
-------------------------------------------------------------------------------------------------------------------------
Share Transactions (at constant net asset value of $1 per share)
Net proceeds from sale of shares                                                          1,482,836,758     1,894,910,826
Net proceeds from shares issued to shareholders due to reinvestment of distributions          4,987,456         5,680,509
-------------------------------------------------------------------------------------------------------------------------
                                                                                          1,487,824,214     1,900,591,335
Cost of shares redeemed                                                                  (1,598,130,841)   (2,028,459,624)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions                              (110,306,627)     (127,868,289)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                      (110,308,399)     (127,868,289)
Net assets at the beginning of year                                                         345,633,430       473,501,719
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                           $   235,325,031   $   345,633,430
=========================================================================================================================

* Year ended February 29, 2000, includes the changes in net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the changes in net assets of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through February 29, 2000.

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Institutional Tax-Exempt Money Market Fund (the "Fund") formerly, the Nuveen Tax-Exempt Money Market Fund, Inc., is a series of the Nuveen Money Market Trust (the "Trust") which was organized as a Massachusetts business trust on January 15, 1999. Nuveen Tax-Exempt Money Market Fund, Inc. was reorganized effective after the close of business on June 25, 1999, as previously approved by shareholders. The Trust (and each series within the Trust) is registered under the Investment Company Act of 1940 as an open-end, management investment company.

The Fund invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market instruments for current income, the stability of principal, and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 29, 2000, the dollar-weighted average life was 39.6 days).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 29, 2000, the Fund had no such outstanding purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end. The Fund may also distribute, from time to time, net ordinary taxable income and/or capital gains.

Federal Income Taxes

The Fund intends to distribute all of its tax-exempt net investment income, taxable ordinary income and/or net realized capital gains from investment transactions, if any, and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All income dividends paid during the fiscal year ended February 29, 2000, have been designated Exempt Interest Dividends. Net ordinary taxable income and net realized capital gain distributions, if any, are subject to federal taxation.

Insurance Commitments

Effective April 1, 1999, the Fund purchased liability insurance to protect against a decline in the value of securities held in the Fund's portfolio caused by the default of securities owned by the Fund. This policy replaces a similar insurance policy from MBIA Insurance Corp. The insurance covers substantially all of the Fund's investments except U.S. Government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with certain deductibles for each loss. The Fund pays the policy premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 29, 2000.

Custodian Fee Credit

The Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Securities Transactions

Purchases and sales (including maturities) of investments in short-term municipal securities during the fiscal year ended February 29, 2000, aggregated $1,293,857,568 and $1,404,148,000, respectively. The securities transactions include the purchases and sales (including maturities) of the Nuveen Tax-Exempt Money Market Fund, Inc. through June 25, 1999, and the purchases and sales (including maturities) of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through February 29, 2000.

At February 29, 2000, the cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

At February 29, 2000, the Fund had unused capital loss carryforwards of $44,203 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $3,287 of the carryforwards will expire in the year 2002, $15,535 will expire in the year 2003, $5,800 will expire in the year 2004, $17,809 will expire in the year 2007 and $1,772 will expire in the year 2008.

3. Management Fee and Other Transactions with Affiliates

For the periods prior to the close of business on June 25, 1999, under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund paid an annual management fee, payable monthly, which was based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $500 million                                           .4000 of 1%
For the next $500 million                                            .3750 of 1
For the next $1 billion                                              .3500 of 1
For net assets over $2 billion                                       .3250 of 1
================================================================================

For the periods prior to the close of business on June 25, 1999, pursuant to the management agreement, the Adviser was obligated to reduce the management fee or assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including the management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding .45 of 1% of the average daily net assets of the Fund.

Effective after the close of business on June 25, 1999, as approved by the shareholders on June 4, 1999, the management fee was as follows:

Average Daily Net Assets                                          Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .4000 of 1%
For the next $125 million                                            .3875 of 1
For the next $250 million                                            .3750 of 1
For the next $500 million                                            .3625 of 1
For the next $1 billion                                              .3500 of 1
For net assets over $2 billion                                       .3250 of 1
================================================================================

Although not obligated to do so pursuant to the new advisory agreement, the adviser may for limited periods of time voluntarily agree to reimburse certain expenses of the Fund and had agreed to limit the total operating expenses of the Fund to .45 of 1% of the average daily net assets through December 31, 1999.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

4. Composition of Net Assets

At February 29, 2000, the Fund had an unlimited number of $.01 par value stock authorized. Net assets consisted of $235,369,234 paid-in capital and $44,203 of accumulated net realized loss from investment transactions.

5. Investment Composition

At February 29, 2000, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

--------------------------------------------------------------------------------
Education and Civic Organizations                                             8%
Financials                                                                    5
Health Care                                                                  25
Housing/Multifamily                                                           7
Long-Term Care                                                               23
Tax Obligation/General                                                       21
Tax Obligation/Limited                                                        2
Transportation                                                                5
Utilities                                                                     3
Other                                                                         1
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

At February 29, 2000, 80% of the investments owned by the Fund have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments.

          Financial Highlights


          Selected data for a share outstanding throughout each period:

Nuveen Institutional Tax-Exempt Money Market Fund*

                                                         Less
                   Beginning                    Distributions
                         Net             Net         from Net          Ending
Year Ended             Asset      Investment       Investment       Net Asset          Total
February 28/29,        Value          Income           Income           Value         Return
--------------------------------------------------------------------------------------------
2000 (c)               $1.00            $.03            $(.03)          $1.00           2.97%
1999                    1.00             .03             (.03)           1.00           3.07
1998                    1.00             .03             (.03)           1.00           3.27
1997                    1.00             .03             (.03)           1.00           3.11
1996                    1.00             .03             (.03)           1.00           3.42
============================================================================================


                                                                      Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------
                                          Before Credit/                  After                      After Credit/
                                          Reimbursement              Reimbursement (a)             Reimbursement (b)
                                   -------------------------     -------------------------     -------------------------
                                                       Ratio                         Ratio                         Ratio
                                                      of Net                        of Net                        of Net
                                     Ratio of     Investment       Ratio of     Investment       Ratio of     Investment
                       Ending        Expenses         Income       Expenses         Income       Expenses      Income to
Year Ended         Net Assets      to Average     to Average     to Average     to Average     to Average        Average
February 28/29,          (000)     Net Assets     Net Assets     Net Assets     Net Assets     Net Assets     Net Assets
------------------------------------------------------------------------------------------------------------------------
2000 (c)             $235,325             .57%          2.84%           .46%          2.95%           .46%          2.95%
1999                  345,633             .45           3.06            .45           3.06            .45           3.06
1998                  473,502             .44           3.26            .44           3.26            .44           3.26
1997                  515,403             .44           3.10            .44           3.10            .44           3.10
1996                  610,053             .44           3.43            .44           3.43            .44           3.43
========================================================================================================================

* Information included prior to the year ended February 29, 2000, reflects the financial highlights of Nuveen Tax-Exempt Money Market Fund, Inc.
(a) After expense reimbursement from the investment adviser, where applicable.
(b) After custodian fee credit and expense reimbursement, where applicable.
(c) Information includes the financial highlights of the Nuveen Tax-Exempt Money Market Fund, Inc. through the close of business on June 25, 1999, and the financial highlights of the Nuveen Institutional Tax-Exempt Money Market Fund from such date through February 29, 2000.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Institutional Tax-Exempt Money Market Fund

We have audited the accompanying statement of net assets of the Nuveen Institutional Tax-Exempt Money Market Fund (a Massachusetts business trust) including the portfolio of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Institutional Tax-Exempt Money Market Fund as of February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 14, 2000

SERVING INVESTORS
FOR GENERATIONS


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Adviser Today

To find out how the Nuveen Innovation Fund might round out your investment portfolio, contact your financial adviser today. Or call Nuveen at (800)
257.8787 for more information. Ask your adviser or call for a prospectus which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN INVESTMENTS

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                           PART C: OTHER INFORMATION

Item 23. Exhibits:

    (a) Declaration of Trust of Registrant. Filed as exhibit (a) to the Initial Registration Statement on Form N-1A, dated March 22, 1999 and incorporated by reference thereto.

    (b) By-Laws of Registrant. Filed as exhibit (b) to the Initial Registration Statement on Form N-1A, dated March 22, 1999 and incorporated by reference thereto.

    (c) Not applicable.

    (d) Form of Investment Management Agreement. Filed as exhibit (d) to Pre-Effective Amendment No. 2, dated June 9, 1999 and incorporated by reference thereto.

    (d)(1) Renewal, dated June 1, 2000, of Investment Management Agreement.


    (e) Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated February 1, 1999.

    (f) Not applicable.

    (g) Custodian Agreement. Filed as exhibit (g) to Pre-Effective Amendment No. 2, dated June 9, 1999 and incorporated by reference thereto.

    (h) Transfer Agency Agreement. Filed as exhibit (h) to Pre-Effective Amendment No. 2, dated June 9, 1999 and incorporated by reference thereto.

    (h)(1) Service Plan. Filed as exhibit (h)(1) to Post-Effective Amendment No. 2, dated July 6, 1999 and incorporated by reference thereto.

    (i) Opinion of Morgan, Lewis & Bockius LLP.

    (j) Consent of Independent Public Accountants.

    (k) Not applicable.

    (l) Form of Subscription Agreement. Filed as exhibit (l) to Pre-Effective Amendment No. 2, dated June 9, 1999 and incorporated by reference thereto.

    (m) Plan of Distribution. Filed as exhibit (m) to Post-Effective Amendment No. 2, dated July 6, 1999 and incorporated by reference thereto.

    (n) Not applicable.

    (o) Multi-Class Plan. Filed as exhibit (o) to Pre-Effective Amendment No. 2, dated June 9, 1999 and incorporated by reference thereto.

    (o)(1) Addendum to Multiple Class Plan. Filed as exhibit (o)(1) to Post-Effective Amendment No. 2, dated July 6, 1999 and incorporated by reference thereto.

    99(a) Powers of Attorney of Registrant.

    99(b) Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to Power of Attorney.

    99(c) Code of Ethics and Reporting Requirements.

    99(p). Form of Money Market Fund Insurance Program. Filed as exhibit 99(p) to Post-Effective Amendment No. 1, dated June 25, 1999 and incorporated by reference thereto.

Item 24. Persons Controlled by or Under Common Control with Registrant:

  Not applicable.

Item 25. Indemnification:

  Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

  Subject to the exceptions and limitations contained in this Section 4, every person who is, a Trustee, officer, employee or agent of the Trust including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

  No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the courts or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been wither a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

      (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

      (ii) by written opinion of the independent legal counsel.

  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract otherwise under law.

  Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

  As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar groundings is then or has been pending.

  As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceeding (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

  The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims if wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the

Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer, trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser:

  Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Municipal Money Market Fund, Inc., and Nuveen Money Market Trust. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Income Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Inc., Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

  For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than John P. Amboian, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the description under "Management" in the Statement of Additional Information.

  John P. Amboian is President, formerly Executive Vice-President and Chief Financial Officer, and Director of Nuveen Advisory Corp., the investment adviser. Mr. Amboian has, during the last two years, been President, formerly Executive Vice-President and Chief Financial Officer of John Nuveen & Co. Incorporated, the John Nuveen Company and Nuveen Institutional Advisory Corp.; Executive Vice President of Rittenhouse Financial Services, Inc. and President and Chief Operating Officer of Nuveen Senior Loan Asset Management Inc.

Item 27. Principal Underwriters:

  (a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust and Nuveen Investment Trust II and III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Inc., Nuveen Maryland Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund, Nuveen Floating Rate Fund and Nuveen Senior Income Fund.

  (b)

        Name and
       Principal
        Business        Positions and Offices         Positions and Offices
        Address            with Underwriter              with Registrant*
     --------------------------------------------------------------------------
      Timothy R.    Chairman of the Board, Chief   Chairman of the Board,
      Schwertfeger  Executive Officer and Director President and Trustee
      333 West
      Wacker Drive
      Chicago, IL
      60606

      John P.       President and Director         None
      Amboian
      333 West
      Wacker Drive
      Chicago, IL
      60606

      William       Executive Vice President       None
      Adams IV
      333 West
      Wacker Drive
      Chicago, IL
      60606

      Alan G.       Senior Vice President and      Vice President and Assistant
      Berkshire     Secretary                      Secretary
      333 West
      Wacker Drive
      Chicago, IL
      60606


          Name and Principal          Positions and Offices         Positions and Offices
           Business Address              with Underwriter              with Registrant
     ----------------------------------------------------------------------------------------
      Robert K. Burke              Vice President               None
      333 West Wacker Drive
      Chicago, IL 60606

      Peter H. D'Arrigo            Vice President and           None
      333 West Wacker Drive        Treasurer
      Chicago, IL 60606

      Kathleen M. Flanagan         Vice President               None
      333 West Wacker Drive
      Chicago, IL 60606

      Stephen D. Foy               Vice President               Vice President and Controller
      333 West Wacker Drive
      Chicago, IL 60606

      Benjamin T. Fulton           Vice President               None
      333 West Wacker Drive
      Chicago, IL 60606

      Richard D. Hughes            Executive Vice President     None
      Two Radnor Corporate Center
      Radnor, PA 19087

      Anna R. Kucinskis            Vice President               None
      333 West Wacker Drive
      Chicago, IL 60606

      Robert B. Kuppenheimer       Vice President               None
      1990 MacArthur Blvd.
      Irvine, CA 92612

      Larry W. Martin              Vice President and Assistant Vice President and Assistant
      333 West Wacker Drive        Secretary                    Secretary
      Chicago, IL 60606
      Thomas C. Muntz              Vice President               None
      333 West Wacker Drive
      Chicago, IL 60606

      Paul C. Williams             Vice President               None
      333 West Wacker Drive
      Chicago, IL 60606

      Margaret E. Wilson           Senior Vice President and    None
      333 West Wacker Drive        Corporate Controller
      Chicago, IL 60606

      Gifford R. Zimmerman         Vice President and Assistant Vice President and Secretary
      333 West Wacker Drive        Secretary
      Chicago, IL 60606

Item 28. Location of Accounts and Records.

  Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

  Chase Global Funds Services Company, 73 Tremont Street, Boston,
Massachusetts, mainains all the required records in its capacity as transfer, dividend paying and shareholder service agent for the Fund.

Item 29. Management Services:

  Not applicable.

Item 30. Undertakings:

  Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-74835 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 28th day of June, 2000.

                                     NUVEEN MONEY MARKET TRUST

                                     /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                     Title                       Date
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and               June 28, 2000
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board,
                                  President and Trustee
                                  (Principal Executive
                                  Officer)
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee

                                                    /s/ Gifford R. Zimmerman
                                                By____________________________
                                                        Gifford R. Zimmerman
                                                          Attorney-in-Fact

                                                         June 28, 2000

An original power of attorney authorizing, among others, Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the other officers and trustees of the Registrant has been executed and is an Exhibit to this Registration Statement.

                                 EXHIBIT INDEX

Name                                                                   Exhibit
----                                                                   -------
Renewal, dated June 1, 2000, of Investment Management Agreement....... (d)(1)

Distribution Agreement dated February 1, 1999.........................    (e)

Opinion of Morgan, Lewis & Bockius LLP................................    (i)

Consent of Independent Public Accountants.............................    (j)

Powers of Attorney....................................................  99(a)

Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Registration
 Statement pursuant to power of attorney..............................  99(b)

Code of Ethics and Reporting Requirements.............................  99(c)